Lincoln ChoicePlus IISM Advance
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. American Franchise Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc.:
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds:
     DWS Equity 500 Index VIP Portfolio
     DWS Small Cap Index VIP Portfolio

DWS Variable Series II:
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund
     (formerly FTVIPT Templeton Global Bond Securities Fund)
     Templeton Growth VIP Fund
     (formerly FTVIPT Templeton Growth Securities Fund)

Janus Aspen Series:
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Global Research Portfolio*

Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund*
     LVIP BlackRock Global Allocation V.I. RPM Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     LVIP ClearBridge Variable Appreciation RPM Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
     LVIP Dimensional U.S. Equity RPM Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Franklin Mutual Shares VIP RPM Fund
    (formerly LVIP Franklin Mutual Shares Securities RPM Fund)
     LVIP Global Income Fund
     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund
     LVIP JPMorgan Mid Cap Value RPM Fund
     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund

     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP VIP Contrafund (Reg. TM) RPM Portfolio
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

PIMCO Variable Insurance Trust:
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust:
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                                             Page
Special Terms                                                                      5
Expense Tables                                                                     7
Summary of Common Questions                                                       13
The Lincoln National Life Insurance Company                                       16
Variable Annuity Account (VAA)                                                    17
Investments of the Variable Annuity Account                                       17
Charges and Other Deductions                                                      24
The Contracts                                                                     33
 Purchase Payments                                                                34
 Persistency Credits                                                              35
 Transfers On or Before the Annuity Commencement Date                             36
 Surrenders and Withdrawals                                                       39
 Death Benefit                                                                    41
 Investment Requirements                                                          47
 Living Benefit Riders                                                            54
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           54
 Lincoln Lifetime IncomeSM Advantage                                              64
 Lincoln SmartSecurity (Reg. TM) Advantage                                        72
 4LATER (Reg. TM) Advantage (Managed Risk)                                        78
 i4LIFE (Reg. TM) Advantage                                                       81
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        86
 4LATER (Reg. TM) Advantage                                                       92
Annuity Payouts                                                                   96
 Fixed Side of the Contract                                                       98
Distribution of the Contracts                                                    101
Federal Tax Matters                                                              102
Additional Information                                                           107
 Voting Rights                                                                   107
 Return Privilege                                                                108
 Other Information                                                               108
Legal Proceedings                                                                109
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                                      110
Appendix A - Condensed Financial Information                                     A-1
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-The additional amount credited to the contract after the seventh contract anniversary.

Purchase Payments-Amounts paid into the contract other than Persistency
Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.......    6.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.55%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.70%
5% Step-up Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.85%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.75%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.90%

Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
  Mortality and Expense Risk Charge..................................    1.80%
  Administrative Charge..............................................    0.15%
  Total Separate Account Expenses....................................    1.95%



                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 You may not have more than one Living Benefit Rider on your contract.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

                                    TABLE B



Annual Account Fee:1..................................................     $    35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.95%
  Guarantee of Principal Death Benefit................................        2.00%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        2.15%



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.95%      3.95%
  Current Charge..........................................................................     2.60%      2.80%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     4.00%      4.00%
  Current Charge..........................................................................     2.65%      2.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     4.15%      4.15%
  Current Charge..........................................................................     2.80%      3.00%



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................          3.45%
  Current Charge.................................................................          2.45%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................          3.50%
  Current Charge.................................................................          2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................          3.65%
  Current Charge.................................................................          2.65%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

                                    TABLE C



Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage           Life         Life
  (Managed Risk):
  Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
   Guarantee of Principal Death Benefit...................................................     1.60%          1.60%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.70%          1.70%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.50%
  Current Charge..........................................................................        2.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.65%
  Current Charge..........................................................................        2.80%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.34%     2.44%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.34%     1.80%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,256       $2,335       $3,174       $6,101

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $656      $1,935       $3,174       $6,101

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,239       $2,328       $3,231       $6,552

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $639      $1,928       $3,231       $6,552

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The Examples do not reflect any Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer available for purchase.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 6.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.

What is a Persistency Credit? A Persistency Credit of 0.075% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior version of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.

  o Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
    This fund is not offered in contracts issued on or after May 24, 2004, but will reopen for all contracts on or about May 19, 2014.

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o U.S. Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.

  o DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)

  o Templeton Growth VIP Fund (Class 2): Long-term capital growth. (Sub-advised by Templeton Asset Management Limited)
     (formerly Templeton Growth Securities Fund)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.

  o Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.


Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund
    Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Sub-advised by Wellington Management Company LLP)

  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return. (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Sub-advised by Wellington Management Company LLP)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
     (Sub-advised by Delaware Management Company)*

  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and sub-advised by Neuberger Berman, LLC.

  o Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
    (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
    Limited)
     This fund is not offered in contracts issued on or after May 24, 2004

  o Growth & Income Fund (Class IB): Capital growth and current income. (Subadvised by Putnam Investments Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:

                                               Estate Enhancement    Estate Enhancement
                                              Benefit rider (EEB)   Benefit rider (EEB)
                                                 in combination          without 5%
                                                with 5% Step-up           Step-up
                                             --------------------- ---------------------
Mortality and expense risk charge...........        1.80%                 1.75%
Administrative charge.......................        0.15%                 0.15%
Total annual charge for each Subaccount.....        1.95%                 1.90%



                                                                  Enhanced
                                                                 Guaranteed      Guarantee of
                                                5% Step-up     Minimum Death    Principal Death
                                              Death Benefit   Benefit (EGMDB)    Benefit (GOP)
                                             --------------- ----------------- ----------------
Mortality and expense risk charge...........     1.70%            1.55%             1.45%
Administrative charge.......................     0.15%            0.15%             0.15%
Total annual charge for each Subaccount.....     1.85%            1.70%             1.60%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.


                                                               Number of contract
                                                               anniversaries since
                                                              Purchase Payment was
                                                                    invested
                                                             -----------------------
                                                               0    1    2    3   4+
                                                             ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 6%   5%   4%   3%   0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:

  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and Persistency Credits until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

All versions of this rider are no longer available for purchase.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.95% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.00% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.65% (2.50% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% (2.65% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.80% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.85% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.00% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.70% for the EGMDB, and 1.60% for the Guarantee of Principal Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.


1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...........  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime

IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.60% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.45% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.50% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.65% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.


Persistency Credits

Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.075%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.

                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o (Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time (in addition to ABE). This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg.
TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over

$10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.


 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage (Managed Risk)                          On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               On or after May 21, 2012
(Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   On or after April 2, 2012
Risk)

Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)                          Option 3 for Managed Risk
                                                                   riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               Option 3 for Managed Risk
(Managed Risk)                                                     riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   Option 3 for Managed Risk
Risk)                                                              riders

Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Franklin Income VIP Fund
 o Franklin Mutual Shares VIP Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund

 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Managed Risk Profile 2040 Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP Multi-Manager Global Equity RPM Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund

 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o MFS (Reg. TM) VIT Growth Series
     ]LVIP
 o  MFS (Reg. TM) VIT Utilities Series

 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Putnam VT Global Health Care Fund
 o Templeton Growth VIP Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and ClearBridge Variable Mid Cap Core Portfolio which are not available. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change.

We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:


 Group 1                                                   Group 2
Investments must be at least 25% of Contract              Investments cannot exceed 75% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) High Yield Series                 and as discussed below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



 Group 1                                                   Group 3
Investments must be at least 25% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Delaware VIP (Reg. TM) REIT Series
 Delaware VIP (Reg. TM) High Yield Series                 DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP BlackRock Emerging Markets RPM Fund
  Series                                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund

The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Templeton Growth RPM Fund 33% and Franklin Mutual Shares VIP Fund 33%).

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund

o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund

o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund

o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund

The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Delaware VIP (Reg. TM) Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund

o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund

Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional

Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement

Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit

   Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):


                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.


8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.


           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning November 4, 2013, Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will receive the Guarantee of Principal Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.10% of Purchase Payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.10% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:

 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                        Lincoln ChoicePlus IISM Advance
                    Lincoln Life Variable Annuity Account N









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM Advance.


                                 (Please Print)


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                     (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .      10.353    10.670         7         10.387    10.709         8         10.377    10.704
2005  .      10.670    10.845         6         10.709    10.891         7         10.704    10.892
2006  .      10.845    11.527         6         10.891    11.582         5         10.892    11.588
2007  .      11.527    13.554         7         11.582    13.625         8         11.588    13.639
2008  .      13.554     6.983         6         13.625     7.023        13         13.639     7.033
2009  .       6.983    10.487         6          7.023    10.552        18          7.033    10.574
2010  .      10.487    12.195         6         10.552    12.278         8         10.574    12.309
2011  .      12.195     9.160         5         12.278     9.226         7         12.309     9.254
2012  .       9.160    10.172         5          9.226    10.251         2          9.254    10.288
2013  .      10.172    12.263         5         10.251    12.365         2         10.288    12.415
---------    ------    ------         -         ------    ------        --         ------    ------
ABVPSF Growth and Income(1)
2004  .      11.179    12.193        81         11.191    12.212       133         11.204    12.233
2005  .      12.193    12.507        78         12.212    12.533       170         12.233    12.561
2006  .      12.507    14.349        62         12.533    14.386       132         12.561    14.425
2007  .      14.349    14.756        47         14.386    14.802       132         14.425    14.849
2008  .      14.756     8.582        43         14.802     8.613       113         14.849     8.645
2009  .       8.582    10.129        24          8.613    10.170        87          8.645    10.213
2010  .      10.129    11.205        19         10.170    11.256        64         10.213    11.309
2011  .      11.205    11.655        35         11.256    11.715        57         11.309    11.776
2012  .      11.655    13.401        31         11.715    13.476        48         11.776    13.554
2013  .      13.401    15.646        26         13.476    15.736        46         13.554    15.829
---------    ------    ------        --         ------    ------       ---         ------    ------
ABVPSF International Value(2)
2006  .      10.561    11.821         7         11.050    11.825         5         10.241    11.828
2007  .      11.821    12.238         7         11.825    12.248        22         11.828    12.257
2008  .      12.238     5.607         8         12.248     5.614        42          N/A        N/A
2009  .       5.607     7.387         8          5.614     7.401        28          N/A        N/A
2010  .       7.387     7.556         8          7.401     7.574        34          N/A        N/A
2011  .       7.556      5.97         2          7.574     5.987        28          7.591     6.003
2012  .        5.97     6.685         1*         5.987     6.708        29          6.003     6.730
2013  .       6.685     7.349         1*         6.708     7.374        27          6.730     7.400
---------    ------    ------        --         ------    ------       ---         ------    ------
ABVPSF Large Cap Growth
2004  .       9.802    10.415        50          9.813    10.431        35          9.823    10.448
2005  .      10.415    11.730        39         10.431    11.754        38         10.448    11.779
2006  .      11.730    11.429        24         11.754    11.459        24         11.779    11.489
2007  .      11.429    12.735        14         11.459    12.775        17         11.489    12.814
2008  .      12.735     7.516        13         12.775     7.543        16         12.814     7.570
2009  .       7.516    10.105        11          7.543    10.147        15          7.570    10.188
2010  .      10.105    10.885        10         10.147    10.935        11         10.188    10.985
2011  .      10.885    10.325         9         10.935    10.378        10         10.985    10.430
2012  .      10.325    11.759         8         10.378    11.825         9         10.430    11.891
2013  .      11.759    15.799         5         11.825    15.895         7         11.891    15.992
---------    ------    ------        --         ------    ------       ---         ------    ------
ABVPSF Small/Mid Cap Value
2004  .      15.056    17.581        32         15.072    17.609        12         15.090    17.639
2005  .      17.581    18.385        33         17.609    18.423        15         17.639    18.464
2006  .      18.385    20.591        27         18.423    20.644        18         18.464    20.699
2007  .      20.591    20.501        26         20.644    20.564        18         20.699    20.630
2008  .      20.501    12.918        20         20.564    12.964        16         20.630    13.012
2009  .      12.918    18.073        13         12.964    18.146        15         13.012    18.223
2010  .      18.073    22.436        12         18.146    22.539        15         18.223    22.645
2011  .      22.436    20.106         6         22.539    20.208        14         22.645    20.313
2012  .      20.106    23.359         4         20.208    23.490        14         20.313    23.624
2013  .      23.359    31.530         5         23.490    31.722        18         23.624    31.919
---------    ------    ------        --         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .          7         10.412    10.758        116         3.896     4.029        76
2005  .         10         10.758    10.962         92         4.029     4.110        89
2006  .         10         10.962    11.680         88         4.110     4.384        76
2007  .         10         11.680    13.768         87         4.384     5.173        86
2008  .         10         13.768     7.111         77         5.173     2.674        47
2009  .          9          7.111    10.706         73         2.674     4.030        58
2010  .          9         10.706    12.482         50         4.030     4.704        17
2011  .          9         12.482     9.398         41         4.704     3.545        14
2012  .          9          9.398    10.467         36         3.545     3.951         9
2013  .          1*        10.467    12.649         30         3.951     4.780         9
---------       --         ------    ------        ---         -----     -----        --
ABVPSF Growth and Income(1)
2004  .        158         11.243    12.294      1,186        10.256    11.226       559
2005  .        109         12.294    12.642      1,287        11.226    11.556       676
2006  .         85         12.642    14.540      1,110        11.556    13.304       632
2007  .         70         14.540    14.990        937        13.304    13.729       527
2008  .         62         14.990     8.740        747        13.729     8.013       404
2009  .         55          8.740    10.341        641         8.013     9.490       324
2010  .         47         10.341    11.468        537         9.490    10.535       251
2011  .         48         11.468    11.959        359        10.535    10.997       191
2012  .         43         11.959    13.785        286        10.997    12.689       170
2013  .         25         13.785    16.109        265        12.689    14.833       161
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF International Value(2)
2006  .          8         10.154    11.839         62         9.552    11.846        78
2007  .         17         11.839    12.287        136        11.846    12.309       119
2008  .        N/A         12.287     5.643        141        12.309     5.659        61
2009  .        N/A          5.643     7.454         80         5.659     7.482        55
2010  .        N/A          7.454     7.644         66         7.482     7.680        41
2011  .          3          7.644     6.054         45          7.68     6.089        37
2012  .          3          6.054     6.797         43         6.089     6.843        31
2013  .          3          6.797     7.478         37         6.843     7.532        30
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF Large Cap Growth
2004  .         57          9.858    10.500        363         5.160     5.502       325
2005  .         53         10.500    11.856        323         5.502     6.218       361
2006  .         42         11.856    11.581        281         6.218     6.080       344
2007  .         28         11.581    12.936        234         6.080     6.798       264
2008  .         23         12.936     7.654        158         6.798     4.026       199
2009  .         20          7.654    10.317        130         4.026     5.432       159
2010  .         12         10.317    11.140        120         5.432     5.872       135
2011  .         14         11.140    10.594         85         5.872     5.590        91
2012  .         10         10.594    12.097         70         5.590     6.389        88
2013  .          9         12.097    16.294         55         6.389     8.615        70
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF Small/Mid Cap Value
2004  .         12         15.140    17.724        263        15.174    17.781        89
2005  .          9         17.724    18.581        323        17.781    18.660       102
2006  .          5         18.581    20.862        303        18.660    20.971       116
2007  .          4         20.862    20.824        264        20.971    20.954       116
2008  .          4         20.824    13.154        222        20.954    13.250        90
2009  .          6         13.154    18.449        176        13.250    18.602        68
2010  .          7         18.449    22.961        163        18.602    23.174        65
2011  .          2         22.961    20.627        112        23.174    20.840        56
2012  .          2         20.627    24.025         83        20.840    24.297        38
2013  .          1*        24.025    32.510         74        24.297    32.910        35
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004  .       9.991    10.385        11         10.042    10.389          8         9.991    10.392
2005  .      10.385    10.344        19         10.389    10.352         15        10.392    10.360
2006  .      10.344    10.304         9         10.352    10.317         32        10.360    10.330
2007  .      10.304    11.065         4         10.317    11.085         30        10.330    11.105
2008  .      11.065    10.678        19         11.085    10.702         96        11.105    10.727
2009  .      10.678    11.544        14         10.702    11.576         94        10.727    11.608
2010  .      11.544    11.898         7         11.576    11.938         93        11.608    11.977
2011  .      11.898    13.039         8         11.938    13.089         86        11.977    13.138
2012  .      13.039    13.732         8         13.089    13.791         89        13.138    13.850
2013  .      13.732    13.419         3         13.791    13.479         79        13.850    13.540
---------    ------    ------        --         ------    ------         --        ------    ------
American Funds Global Growth
2004  .       9.979    11.246        29         10.292    11.249         23        10.267    11.252
2005  .      11.246    12.581        31         11.249    12.591         48        11.252    12.601
2006  .      12.581    14.858         7         12.591    14.878         56        12.601    14.897
2007  .      14.858    16.735        31         14.878    16.765         66        14.897    16.795
2008  .      16.735    10.111        35         16.765    10.135         64        16.795    10.158
2009  .      10.111    14.111        11         10.135    14.151         51        10.158    14.190
2010  .      14.111    15.464         5         14.151    15.515         44        14.190    15.566
2011  .      15.464    13.818         4         15.515    13.870         39        15.566    13.923
2012  .      13.818    16.608         4         13.870    16.680         35        13.923    16.752
2013  .      16.608    21.040         3         16.680    21.141         24        16.752    21.243
---------    ------    ------        --         ------    ------         --        ------    ------
American Funds Global Small Capitalization
2004  .      14.936    17.707        30         14.955    17.738         66        14.974    17.769
2005  .      17.707    21.767        33         17.738    21.817         70        17.769    21.866
2006  .      21.767    26.482        23         21.817    26.555         70        21.866    26.628
2007  .      26.482    31.535        25         26.555    31.638         69        26.628    31.742
2008  .      31.535    14.374        28         31.638    14.428         57        31.742    14.482
2009  .      14.374    22.737        26         14.428    22.834         52        14.482    22.931
2010  .      22.737    27.296        23         22.834    27.426         47        22.931    27.557
2011  .      27.296    21.643        21         27.426    21.758         39        27.557    21.872
2012  .      21.643    25.084        21         21.758    25.229         32        21.872    25.375
2013  .      25.084    31.556        17         25.229    31.755         21        25.375    31.954
---------    ------    ------        --         ------    ------         --        ------    ------
American Funds Growth
2004  .      12.233    13.496       368         12.247    13.518        755        12.262    13.541
2005  .      13.496    15.378       417         13.518    15.412        789        13.541    15.445
2006  .      15.378    16.622       373         15.412    16.667        735        15.445    16.711
2007  .      16.622    18.314       266         16.667    18.372        646        16.711    18.431
2008  .      18.314    10.063       229         18.372    10.100        532        18.431    10.137
2009  .      10.063    13.758       209         10.100    13.815        447        10.137    13.873
2010  .      13.758    16.013       189         13.815    16.088        371        13.873    16.163
2011  .      16.013    15.032       165         16.088    15.110        299        16.163    15.188
2012  .      15.032    17.379       151         15.110    17.478        278        15.188    17.577
2013  .      17.379    22.174       138         17.478    22.311        226        17.577    22.450
---------    ------    ------       ---         ------    ------        ---        ------    ------
American Funds Growth-Income
2004  .      11.759    12.728       617         11.773    12.749      1,020        11.786    12.771
2005  .      12.728    13.210       677         12.749    13.239      1,054        12.771    13.268
2006  .      13.210    14.925       590         13.239    14.965        989        13.268    15.005
2007  .      14.925    15.374       527         14.965    15.424        880        15.005    15.473
2008  .      15.374     9.371       401         15.424     9.405        661        15.473     9.440
2009  .       9.371    12.061       369          9.405    12.111        579         9.440    12.162
2010  .      12.061    13.179       224         12.111    13.241        536        12.162    13.303
2011  .      13.179    12.688       194         13.241    12.754        446        13.303    12.820
2012  .      12.688    14.619       161         12.754    14.702        411        12.820    14.786
2013  .      14.619    19.139       146         14.702    19.258        338        14.786    19.377
---------    ------    ------       ---         ------    ------      -----        ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004  .         58          9.991    10.401         109       10.000    10.407        100
2005  .         50         10.401    10.385         409       10.407    10.402        218
2006  .         46         10.385    10.371         384       10.402    10.398        213
2007  .         42         10.371    11.165         344       10.398    11.206        173
2008  .         28         11.165    10.802         393       11.206    10.851        188
2009  .         24         10.802    11.707         398       10.851    11.772        183
2010  .          5         11.707    12.096         367       11.772    12.176        141
2011  .          4         12.096    13.289         307       12.176     13.39        119
2012  .          2         13.289    14.030         264        13.39    14.151         96
2013  .          2         14.030    13.724         241       14.151    13.847         91
---------       --         ------    ------         ---       ------    ------        ---
American Funds Global Growth
2004  .          3         10.000    11.263         254       10.000    11.269        150
2005  .          9         11.263    12.631         475       11.269    12.652        252
2006  .          7         12.631    14.955         668       12.652    14.994        356
2007  .          8         14.955    16.886         673       14.994    16.947        345
2008  .          9         16.886    10.228         540       16.947    10.275        247
2009  .          9         10.228    14.310         444       10.275    14.390        214
2010  .          9         14.310    15.721         391       14.390    15.825        155
2011  .          9         15.721    14.083         305       15.825    14.190        136
2012  .         10         14.083    16.969         239       14.190    17.116        107
2013  .          3         16.969    21.551         196       17.116    21.759         85
---------       --         ------    ------         ---       ------    ------        ---
American Funds Global Small Capitalization
2004  .         30         15.024    17.855         555        8.562    10.186        439
2005  .         48         17.855    22.004         655       10.186    12.566        544
2006  .         45         22.004    26.837         663       12.566    15.341        561
2007  .         36         26.837    32.039         530       15.341    18.333        520
2008  .         22         32.039    14.640         402       18.333     8.385        365
2009  .         16         14.640    23.215         344        8.385    13.311        298
2010  .         14         23.215    27.940         279       13.311    16.036        222
2011  .         12         27.940    22.210         221       16.036    12.760        185
2012  .          9         22.210    25.805         174       12.760    14.840        139
2013  .          6         25.805    32.545         145       14.840    18.734        120
---------       --         ------    ------         ---       ------    ------        ---
American Funds Growth
2004  .        333         12.303    13.608       6,330        7.165     7.933      5,369
2005  .        287         13.608    15.544       7,533        7.933     9.071      6,150
2006  .        243         15.544    16.844       7,277        9.071     9.839      6,256
2007  .        172         16.844    18.605       6,106        9.839    10.878      5,110
2008  .        131         18.605    10.248       4,744       10.878     5.998      3,919
2009  .        106         10.248    14.046       4,116        5.998     8.229      3,248
2010  .         81         14.046    16.390       3,471        8.229     9.612       2428
2011  .         68         16.390    15.424       2,715        9.612     9.055      1,984
2012  .         61         15.424    17.877       2,190        9.055    10.505      1,637
2013  .         43         17.877    22.867       1,828       10.505    13.451      1,314
---------      ---         ------    ------       -----       ------    ------      -----
American Funds Growth-Income
2004  .        467         11.826    12.833       9,057       11.024    11.975      5,304
2005  .        435         12.833    13.352      10,282       11.975    12.472      5,989
2006  .        347         13.352    15.123       9,513       12.472    14.140      5,893
2007  .        227         15.123    15.618       7,887       14.140    14.617      4,952
2008  .        205         15.618     9.543       5,954       14.617     8.940      3,857
2009  .        174          9.543    12.313       5,150        8.940    11.547      3,171
2010  .        126         12.313    13.489       4,362       11.547    12.663      2,517
2011  .        101         13.489    13.019       3,527       12.663    12.233      2,099
2012  .         89         13.019    15.037       2,857       12.233    14.144      1,747
2013  .         59         15.037    19.736       2,366       14.144    18.583      1,418
---------      ---         ------    ------      ------       ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2004  .   11.966      14.002        113        11.979    14.025        242        11.994    14.049
2005  .   14.002      16.684        116        14.025    16.720        255        14.049    16.758
2006  .   16.684      19.467         98        16.720    19.519        258        16.758    19.573
2007  .   19.467      22.914         79        19.519    22.986        248        19.573    23.061
2008  .   22.914      13.005         60        22.986    13.053        196        23.061    13.102
2009  .   13.005      18.248         66        13.053    18.323        176        13.102    18.402
2010  .   18.248      19.190         63        18.323    19.279        154        18.402    19.371
2011  .   19.190      16.191         52        19.279    16.274        128        19.371    16.360
2012  .   16.191      18.722         49        16.274    18.828        118        16.360    18.936
2013  .   18.722      22.333         42        18.828    22.470         85        18.936    22.611
--------- ------      ------        ---        ------    ------        ---        ------    ------
BlackRock Global Allocation V.I.
2009  .   10.747      11.548          1*       11.260    11.551          4         N/A        N/A
2010  .   11.548      12.430          3        11.551    12.440         15        11.555    12.450
2011  .   12.430      11.746         12        12.440    11.762         16        12.450    11.777
2012  .   11.746      12.668          4        11.762    12.690         11        11.777    12.713
2013  .   12.668      14.214          4        12.690    14.247         19        12.713    14.280
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Diversified Income
2004  .   10.011      10.852          2        10.080    10.855          7        10.011    10.858
2005  .   10.852      10.580         51        10.855    10.588         18        10.858    10.597
2006  .   10.580      11.160         55        10.588    11.175         41        10.597    11.190
2007  .   11.160      11.757         59        11.175    11.778         43        11.190    11.799
2008  .   11.757      10.965         55        11.778    10.990         38        11.799    11.015
2009  .   10.965      13.620         44        10.990    13.658         26        11.015    13.696
2010  .   13.620      14.407         27        13.658    14.455         24        13.696    14.503
2011  .   14.407      14.999         27        14.455    15.056         22        14.503    15.113
2012  .   14.999      15.720         24        15.056    15.788         21        15.113    15.856
2013  .   15.720      15.198         20        15.788    15.271         17        15.856    15.344
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Emerging Markets
2004  .   10.620      13.539          1*       19.318    25.668          1*       19.610    25.710
2005  .   13.539      16.878          5        25.668    32.013          5        25.710    32.081
2006  .   16.878      20.990          4        32.013    39.833          9        32.081    39.937
2007  .   20.990      28.512          5        39.833    54.134         10        39.937    54.303
2008  .   28.512      13.509          7        54.134    25.662          7        54.303    25.756
2009  .   13.509      23.539          7        25.662    44.737          8        25.756    44.922
2010  .   23.539      27.289          4        44.737    51.889          6        44.922    52.130
2011  .   27.289      21.409          2        51.889    40.729          5        52.130    40.939
2012  .   21.409      23.974          2        40.729    45.632          5        40.939    45.890
2013  .   23.974      25.829          2        45.632    49.187          2        45.890    49.490
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP High Yield
2004  .   12.952      14.483         48        12.969    14.509        103        12.981    14.530
2005  .   14.483      14.678         42        14.509    14.712         96        14.530    14.741
2006  .   14.678      16.150         31        14.712    16.196         89        14.741    16.235
2007  .   16.150      16.242         23        16.196    16.296         78        16.235    16.343
2008  .   16.242      12.037         23        16.296    12.083         62        16.343    12.124
2009  .   12.037      17.548         19        12.083    17.624         49        12.124    17.693
2010  .   17.548      19.775         15        17.624    19.871         47        17.693    19.959
2011  .   19.775      19.845         13        19.871    19.951         33        19.959    20.049
2012  .   19.845      22.840         11        19.951    22.973         25        20.049    23.098
2013  .   22.840      24.409         11        22.973    24.564         23        23.098    24.710
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Limited-Term Diversified Income
2005  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A
2008  .   10.180      10.092          7        10.345    10.110          1*        N/A        N/A
2009  .   10.092      11.143          5        10.110    11.168          8        10.522    11.196
2010  .   11.143      11.398          5        11.168    11.429         11        11.196    11.462
2011  .   11.398      11.463          4        11.429    11.500         17        11.462    11.540
2012  .   11.463      11.526          4        11.500    11.569          6        11.540    11.614
2013  .   11.526      11.153          4        11.569    11.200         23        11.614    11.250
--------- ------      ------        ---        ------    ------        ---        ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2004  .        125         12.033    14.116      1,977         6.896     8.098      1,824
2005  .        118         14.116    16.863      2,456         8.098     9.683      2,164
2006  .        104         16.863    19.725      2,507         9.683    11.338      2,254
2007  .         82         19.725    23.275      2,183        11.338    13.392      1,907
2008  .         69         23.275    13.243      1,646        13.392     7.628      1,433
2009  .         57         13.243    18.628      1,366         7.628    10.740      1,053
2010  .         45         18.628    19.639      1,152        10.740    11.334        851
2011  .         44         19.639    16.612        921        11.334     9.596        652
2012  .         39         16.612    19.256        752         9.596    11.135        498
2013  .         31         19.256    23.028        628        11.135    13.329        403
---------      ---         ------    ------      -----        ------    ------      -----
BlackRock Global Allocation V.I.
2009  .        N/A         10.085    11.566         77        10.265    11.573        229
2010  .          5         11.566    12.481        250        11.573    12.501        296
2011  .          7         12.481    11.823        280        12.501    11.854        286
2012  .          3         11.823    12.783        277        11.854    12.829        247
2013  .          3         12.783    14.379        302        12.829    14.446        229
---------      ---         ------    ------      -----        ------    ------      -----
Delaware VIP Diversified Income
2004  .         66         10.011    10.868        308        10.000    10.875         85
2005  .         56         10.868    10.622        620        10.875    10.639        220
2006  .         51         10.622    11.233        657        10.639    11.263        263
2007  .         49         11.233    11.863        708        11.263    11.906        311
2008  .          3         11.863    11.092        599        11.906    11.143        259
2009  .         10         11.092    13.812        641        11.143    13.889        208
2010  .          9         13.812    14.647        583        13.889    14.744        200
2011  .         31         14.647    15.286        469        14.744    15.403        155
2012  .          7         15.286    16.062        430        15.403    16.201        121
2013  .          7         16.062    15.567        396        16.201    15.717         99
---------      ---         ------    ------      -----        ------    ------      -----
Delaware VIP Emerging Markets
2004  .          6         10.137    13.560         46        14.430    19.378         10
2005  .         17         13.560    16.946        154        19.378    24.241         90
2006  .         11         16.946    21.127        198        24.241    30.253        108
2007  .         12         21.127    28.769        203        30.253    41.238        114
2008  .          2         28.769    13.666        163        41.238    19.608         85
2009  .          1*        13.666    23.871        143        19.608    34.285         62
2010  .          1*        23.871    27.743        128        34.285    39.886         62
2011  .          2         27.743    21.819        110        39.886    31.401         45
2012  .          2         21.819    24.495         99        31.401    35.287         33
2013  .          1*        24.495    26.456         80        35.287    38.150         30
---------      ---         ------    ------      -----        ------    ------      -----
Delaware VIP High Yield
2004  .         89         13.025    14.602      1,204        10.676    11.980        566
2005  .        111         14.602    14.835      1,226        11.980    12.184        700
2006  .         85         14.835    16.364      1,080        12.184    13.453        587
2007  .         63         16.364    16.498        895        13.453    13.576        528
2008  .         35         16.498    12.257        639        13.576    10.097        364
2009  .         34         12.257    17.914        555        10.097    14.771        303
2010  .         29         17.914    20.238        494        14.771    16.705        269
2011  .         45         20.238    20.361        379        16.705    16.823        193
2012  .         24         20.361    23.492        320        16.823    19.429        163
2013  .         12         23.492    25.169        281        19.429    20.837        105
---------      ---         ------    ------      -----        ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .        N/A          9.885     9.917          1*        9.995     9.924         35
2006  .        N/A          9.917    10.173          2         9.924    10.190         28
2007  .        N/A         10.173    10.425        175        10.190    10.452         18
2008  .        N/A         10.425    10.182         56        10.452    10.220         45
2009  .          5         10.182    11.271        105        10.220    11.323         68
2010  .         10         11.271    11.557        165        11.323    11.622        155
2011  .         41         11.557    11.653        153        11.622    11.730        139
2012  .         10         11.653    11.745        142        11.730    11.835        169
2013  .          8         11.745    11.394        124        11.835    11.493        156
---------      ---         ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2004  .      14.361    18.462        70         14.376    18.490        66         14.395    18.525
2005  .      18.462    19.347        70         18.490    19.387        63         18.525    19.432
2006  .      19.347    25.106        64         19.387    25.171        59         19.432    25.243
2007  .      25.106    21.130        52         25.171    21.195        48         25.243    21.266
2008  .      21.130    13.410        50         21.195    13.458        30         21.266    13.510
2009  .      13.410    16.207        15         13.458    16.273        23         13.510    16.344
2010  .      16.207    20.123        11         16.273    20.215        19         16.344    20.314
2011  .      20.123    21.830        20         20.215    21.941        18         20.314    22.059
2012  .      21.830    24.964        19         21.941    25.103        17         22.059    25.251
2013  .      24.964    24.953         9         25.103    25.104        19         25.251    25.265
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Small Cap Value
2004  .      15.144    17.994        58         15.161    18.023        94         15.179    18.054
2005  .      17.994    19.261        59         18.023    19.302        99         18.054    19.345
2006  .      19.261    21.890        45         19.302    21.947        85         19.345    22.007
2007  .      21.890    19.999        29         21.947    20.061        75         22.007    20.126
2008  .      19.999    13.715        28         20.061    13.765        48         20.126    13.816
2009  .      13.715    17.695        25         13.765    17.769        38         13.816    17.844
2010  .      17.695    22.893        18         17.769    22.999        33         17.844    23.107
2011  .      22.893    22.093        16         22.999    22.207        28         23.107    22.323
2012  .      22.093    24.621        15         22.207    24.760        27         22.323    24.902
2013  .      24.621    32.155        14         24.760    32.352        22         24.902    32.554
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Smid Cap Growth(4)
2004  .      13.247    14.591        48         13.262    14.615        72         13.276    14.638
2005  .      14.591    15.113        41         14.615    15.145        74         14.638    15.177
2006  .      15.113    15.908        27         15.145    15.950        61         15.177    15.991
2007  .      15.908    17.233        16         15.950    17.287        52         15.991    17.340
2008  .      17.233     8.980        15         17.287     9.013        40         17.340     9.045
2009  .       8.980    13.595        13          9.013    13.652        33          9.045    13.707
2010  .      16.122    18.225        12         16.196    18.310        27         16.268    18.393
2011  .      18.225    19.285        21         18.310    19.384        18         18.393    19.483
2012  .      19.285    20.938        19         19.384    21.057        18         19.483    21.174
2013  .      20.938    28.948         7         21.057    29.126        19         21.174    29.303
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP U.S. Growth
2004  .       9.766     9.867         3          9.773     9.880        42          9.797     9.909
2005  .       9.867    11.071         3          9.880    11.091        32          9.909    11.129
2006  .      11.071    11.081         3         11.091    11.106        23         11.129    11.150
2007  .      11.081    12.212         3         11.106    12.246        20         11.150    12.300
2008  .      12.212     6.843         5         12.246     6.865        16         12.300     6.899
2009  .       6.843     9.593         3          6.865     9.629        13          6.899     9.682
2010  .       9.593    10.681         1*         9.629    10.727        13          9.682    10.791
2011  .      10.681    11.261         2         10.727    11.315         8         10.791    11.388
2012  .      11.261    12.806         1*        11.315    12.873         8         11.388    12.963
2013  .      12.806    16.884         1*        12.873    16.982         4         12.963    17.109
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Value
2004  .      11.091    12.463        11         11.104    12.484        10         11.116    12.504
2005  .      12.463    12.931        21         12.484    12.959         9         12.504    12.985
2006  .      12.931    15.699        14         12.959    15.740         8         12.985    15.781
2007  .      15.699    14.934        12         15.740    14.982         8         15.781    15.027
2008  .      14.934     9.729         5         14.982     9.765         9         15.027     9.799
2009  .       9.729    11.225         4          9.765    11.272         3          9.799    11.318
2010  .      11.225    12.696         4         11.272    12.755         3         11.318    12.813
2011  .      12.696    13.603         5         12.755    13.674         3         12.813    13.743
2012  .      13.603    15.266         4         13.674    15.353         3         13.743    15.439
2013  .      15.266    19.969         4         15.353    20.092         5         15.439    20.214
---------    ------    ------        --         ------    ------        --         ------    ------
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         11.468    12.626
2011  .      12.607    11.978         2          N/A        N/A        N/A         12.626    12.008
2012  .      11.978    12.847         2         12.377    12.872         1*        12.008    12.892
2013  .      12.847    12.693         1*        12.872    12.724         1*        12.892    12.750
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2004  .         73         14.440    18.611        698        15.436    19.913       242
2005  .         64         18.611    19.552        681        19.913    20.941       243
2006  .         53         19.552    25.436        612        20.941    27.270       245
2007  .         37         25.436    21.461        481        27.270    23.032       205
2008  .         19         21.461    13.654        341        23.032    14.668       145
2009  .         17         13.654    16.543        283        14.668    17.790       107
2010  .         16         16.543    20.592        246        17.790    22.166        88
2011  .         16         20.592    22.395        186        22.166    24.131        75
2012  .         12         22.395    25.674        159        24.131    27.692        62
2013  .         12         25.674    25.727        138        27.692    27.776        46
---------       --         ------    ------        ---        ------    ------       ---
Delaware VIP Small Cap Value
2004  .        100         15.230    18.142        938        16.735    19.955       302
2005  .         87         18.142    19.468      1,025        19.955    21.435       391
2006  .         73         19.468    22.181        996        21.435    24.445       406
2007  .         47         22.181    20.315        831        24.445    22.412       337
2008  .         24         20.315    13.967        637        22.412    15.424       272
2009  .         18         13.967    18.066        519        15.424    19.970       194
2010  .         15         18.066    23.430        444        19.970    25.926       154
2011  .         11         23.430    22.669        353        25.926    25.109       111
2012  .          9         22.669    25.325        291        25.109    28.079        90
2013  .          7         25.325    33.158        231        28.079    36.800        71
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP Smid Cap Growth(4)
2004  .         96         13.322    14.711        774         6.740     7.450       578
2005  .         65         14.711    15.275        723         7.450     7.744       571
2006  .         48         15.275    16.119        621         7.744     8.180       538
2007  .         33         16.119    17.504        490         8.180     8.892       436
2008  .         26         17.504     9.145        376         8.892     4.650       339
2009  .         13          9.145    13.879        330         4.650     7.065       226
2010  .         11         16.491    18.652        270         8.401     9.503       184
2011  .          9         18.652    19.786        233         9.503    10.091       168
2012  .          8         19.786    21.536        177        10.091    10.995       119
2013  .          6         21.536    29.849        141        10.995    15.254       101
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP U.S. Growth
2004  .          4          9.820     9.947        239         9.841     9.978       150
2005  .          4          9.947    11.188        235         9.978    11.235       143
2006  .          4         11.188    11.226        216        11.235    11.284       132
2007  .          2         11.226    12.403        198        11.284    12.479       124
2008  .          2         12.403     6.967        152        12.479     7.017        84
2009  .          2          6.967     9.792        142         7.017     9.872        64
2010  .          2          9.792    10.930        115         9.872    11.031        49
2011  .         10         10.930    11.552         95        11.031    11.670        38
2012  .         10         11.552    13.170         74        11.670    13.317        33
2013  .          8         13.170    17.407         55        13.317    17.620        28
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP Value
2004  .         13         11.155    12.567        233        10.959    12.358       119
2005  .         30         12.567    13.070        402        12.358    12.866       176
2006  .         25         13.070    15.908        385        12.866    15.675       218
2007  .         20         15.908    15.171        306        15.675    14.964       167
2008  .          7         15.171     9.908        261        14.964     9.783       119
2009  .          7          9.908    11.461        215         9.783    11.327        71
2010  .          6         11.461    12.994        183        11.327    12.855        57
2011  .         30         12.994    13.958        157        12.855    13.823        54
2012  .          8         13.958    15.704        137        13.823    15.567        41
2013  .          8         15.704    20.592        117        15.567    20.433        33
---------      ---         ------    ------      -----        ------    ------       ---
DWS Alternative Asset Allocation
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .          2         11.479    12.657          4        11.491    12.683         3
2011  .          1*        12.657    12.056          6        12.683    12.093         4
2012  .          1*        12.056    12.963          8        12.093    13.015         2
2013  .          1*        12.963    12.840         12        13.015    12.905         4
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index(1)
2004  .      10.792    11.705        14         10.804    11.724        21         10.819    11.745
2005  .      11.705    12.016        12         11.724    12.041        26         11.745    12.069
2006  .      12.016    13.613        10         12.041    13.648        22         12.069    13.687
2007  .      13.613    14.057        10         13.648    14.101        26         13.687    14.148
2008  .      14.057     8.664         4         14.101     8.695        16         14.148     8.728
2009  .       8.664    10.733         4          8.695    10.777        15          8.728    10.824
2010  .      10.733    12.073         1*        10.777    12.129         8         10.824    12.188
2011  .      12.073    12.057         1*        12.129    12.119         7         12.188    12.184
2012  .      12.057    13.681         1*        12.119    13.758        10         12.184    13.838
2013  .      13.681    15.994         1*        13.758    16.088        10         13.838    16.185
---------    ------    ------        --         ------    ------        --         ------    ------
DWS VIT Small Cap Index(5)
2004  .      13.539    15.635         4         13.556    15.663         3         13.573    15.690
2005  .      15.635    15.987         5         15.663    16.023         4         15.690    16.059
2006  .      15.987    18.421         4         16.023    18.471         7         16.059    18.521
2007  .      18.421    17.722         3         18.471    17.780         7         18.521    17.837
2008  .      17.722    11.449         3         17.780    11.492         5         17.837    11.534
2009  .      11.449    14.211         3         11.492    14.272         2         11.534    14.332
2010  .      14.211    17.615         2         14.272    17.699         2         14.332    17.783
2011  .      17.615    16.512         2         17.699    16.599         2         17.783    16.686
2012  .      16.512    18.825         2         16.599    18.934         1*        16.686    19.042
2013  .      18.825    25.595         1*        18.934    25.756         1*        19.042    25.916
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Contrafund
2004  .      12.179    13.755        32         12.192    13.776        89         12.211    13.805
2005  .      13.755    15.737        54         13.776    15.769       123         13.805    15.810
2006  .      15.737    17.197        36         15.769    17.241       132         15.810    17.294
2007  .      17.197    19.783        34         17.241    19.843       127         17.294    19.915
2008  .      19.783    11.118        38         19.843    11.158       104         19.915    11.204
2009  .      11.118    14.771        26         11.158    14.830        83         11.204    14.899
2010  .      14.771    16.938        15         14.830    17.015        68         14.899    17.102
2011  .      16.938    16.148        13         17.015    16.229        58         17.102    16.321
2012  .      16.148    18.393        13         16.229    18.494        47         16.321    18.608
2013  .      18.393    23.621        12         18.494    23.763        44         18.608    23.921
---------    ------    ------        --         ------    ------       ---         ------    ------
Fidelity VIP Equity-Income(1)
2004  .      11.489    12.533        49         11.503    12.555        78         11.516    12.575
2005  .      12.533    12.975        57         12.555    13.005        83         12.575    13.032
2006  .      12.975    15.261        53         13.005    15.303        79         13.032    15.343
2007  .      15.261    15.157        47         15.303    15.206        62         15.343    15.253
2008  .      15.157     8.500        40         15.206     8.532        47         15.253     8.563
2009  .       8.500    10.827        35          8.532    10.873        32          8.563    10.918
2010  .      10.827    12.202        26         10.873    12.260        32         10.918    12.317
2011  .      12.202    12.044        15          12.26    12.108        24         12.317     12.17
2012  .      12.044    13.826        14         12.108    13.907        22          12.17    13.985
2013  .      13.826    16.142        13         13.907    16.239        19         13.985    16.333
---------    ------    ------        --         ------    ------       ---         ------    ------
Fidelity VIP Growth
2004  .      10.454    10.572         8         10.465    10.589        20         10.477    10.606
2005  .      10.572    10.938        11         10.589    10.962        23         10.606    10.985
2006  .      10.938    11.432        11         10.962    11.462        21         10.985    11.492
2007  .      11.432    14.200         5         11.462    14.245        21         11.492    14.289
2008  .      14.200     7.338         3         14.245     7.364        21         14.289     7.391
2009  .       7.338     9.208         3          7.364     9.246        14          7.391     9.284
2010  .       9.208    11.185         3          9.246    11.237        10          9.284    11.289
2011  .      11.185    10.966         3         11.237    11.022         7         11.289    11.078
2012  .      10.966    12.303         3         11.022    12.372         5         11.078    12.442
2013  .      12.303    16.409         1*        12.372    16.510         4         12.442    16.611
---------    ------    ------        --         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index(1)
2004  .         41         10.855    11.803        595         7.442     8.100       353
2005  .         33         11.803    12.146        604         8.100     8.344       344
2006  .         24         12.146    13.795        586         8.344     9.486       303
2007  .         18         13.795    14.281        474         9.486     9.830       264
2008  .         13         14.281     8.824        349         9.830     6.080       204
2009  .         10          8.824    10.958        294         6.080     7.558       178
2010  .         11         10.958    12.358        293         7.558     8.532       157
2011  .         10         12.358    12.373        171         8.532     8.551       131
2012  .          9         12.373    14.074        146         8.551     9.736       115
2013  .          8         14.074    16.469        112         9.736    11.398        79
---------       --         ------    ------        ---         -----    ------       ---
DWS VIT Small Cap Index(5)
2004  .         21         13.617    15.765        131        13.646    15.814        53
2005  .          9         15.765    16.160        152        15.814    16.226        48
2006  .          7         16.160    18.666        155        16.226    18.762        51
2007  .          7         18.666    18.003        138        18.762    18.113        50
2008  .          6         18.003    11.660        111        18.113    11.743        42
2009  .          5         11.660    14.509        101        11.743    14.627        33
2010  .          4         14.509    18.030         78        14.627    18.195        29
2011  .          2         18.030    16.943         50        18.195    17.115        19
2012  .          2         16.943    19.364         35        17.115    19.581        14
2013  .          1*        19.364    26.394         26        19.581    26.716        11
---------       --         ------    ------        ---        ------    ------       ---
Fidelity VIP Contrafund
2004  .         26         12.251    13.870      1,438        12.278    13.915       512
2005  .         49         13.870    15.909      1,943        13.915    15.975       803
2006  .         41         15.909    17.429      2,191        15.975    17.519       954
2007  .         36         17.429    20.100      1,951        17.519    20.224       722
2008  .         14         20.100    11.325      1,448        20.224    11.406       571
2009  .          9         11.325    15.083      1,265        11.406    15.206       474
2010  .          9         15.083    17.338      1,095        15.206    17.498       355
2011  .          5         17.338    16.571        836        17.498    16.741       298
2012  .          3         16.571    18.922        685        16.741    19.134       237
2013  .          2         18.922    24.361        575        19.134    24.659       215
---------       --         ------    ------      -----        ------    ------       ---
Fidelity VIP Equity-Income(1)
2004  .         86         11.556    12.637        836        10.570    11.571       401
2005  .         76         12.637    13.116        939        11.571    12.022       501
2006  .         50         13.116    15.465        837        12.022    14.188       475
2007  .         39         15.465    15.398        703        14.188    14.141       419
2008  .         22         15.398     8.657        548        14.141     7.958       285
2009  .         15          8.657    11.054        481         7.958    10.172       220
2010  .         14         11.054    12.489        424        10.172    11.504       175
2011  .         14         12.489    12.359        306        11.504    11.396       140
2012  .         12         12.359    14.223        231        11.396    13.128       117
2013  .          9         14.223    16.621        224        13.128    15.347       111
---------       --         ------    ------      -----        ------    ------       ---
Fidelity VIP Growth
2004  .          5         10.513    10.658        158         6.047     6.137       154
2005  .          8         10.658    11.055        219         6.137     6.372       207
2006  .          7         11.055    11.583        195         6.372     6.683       205
2007  .          8         11.583    14.424        187         6.683     8.330       179
2008  .          7         14.424     7.472        135         8.330     4.320       136
2009  .          5          7.472     9.400        108         4.320     5.440       123
2010  .          5          9.400    11.447         91         5.440     6.631        94
2011  .         11         11.447    11.251         90         6.631     6.524        77
2012  .          1*        11.251    12.654         72         6.524     7.345        59
2013  .          1*        12.654    16.920         59         7.345     9.831        52
---------       --         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .      10.093    11.545         5         10.000    11.548        23         10.725    11.551
2006  .      11.545    12.726         3         11.548    12.736        40         11.551    12.746
2007  .      12.726    14.394         2         12.736    14.413        45         12.746    14.431
2008  .      14.394     8.525        26         14.413     8.540        24         14.431     8.556
2009  .       8.525    11.684         9          8.540    11.711        14          8.556    11.738
2010  .      11.684    14.732         1*        11.711    14.774        12         11.738    14.815
2011  .      14.732    12.880         1*        14.774    12.922        10         14.815    12.965
2012  .      12.880    14.470         1*        12.922    14.525         9         12.965    14.581
2013  .      14.470    19.281         1*        14.525    19.364         8         14.581    19.448
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Overseas(6)
2004  .      11.918    13.244         4         11.929    13.263        36         11.944    13.286
2005  .      13.244    15.428         4         13.263    15.458        41         13.286    15.492
2006  .      15.428    17.819         4         15.458    17.863        31         15.492    17.911
2007  .      17.819    20.454         4         17.863    20.515        28         17.911    20.581
2008  .      20.454    11.241         3         20.515    11.280        26         20.581    11.322
2009  .      11.241    13.914         3         11.280    13.970        12         11.322    14.029
2010  .      13.914    15.397         3         13.970    15.466        10         14.029    15.539
2011  .      15.397    12.481         3         15.466    12.543         6         15.539    12.609
2012  .      12.481    14.734         2         12.543    14.815         5         12.609    14.900
2013  .      14.734    16.424         1*        14.815    16.517         3         14.900    16.615
---------    ------    ------        --         ------    ------        --         ------    ------
FTVIPT Franklin Income Securities
2006  .      10.480    11.201        12         11.170    11.205         4         10.180    11.208
2007  .      11.201    11.398       173         11.205    11.407        30         11.208    11.416
2008  .      11.398     7.863        22         11.407     7.873        54         11.416     7.883
2009  .       7.863    10.456        15          7.873    10.475        45          7.883    10.494
2010  .      10.456    11.553        14         10.475    11.580        38         10.494    11.607
2011  .      11.553    11.600        23         11.580    11.633        27         11.607    11.666
2012  .      11.600    12.816        23         11.633    12.858        23         11.666    12.901
2013  .      12.816    14.320        21         12.858    14.375        35         12.901    14.430
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004  .      11.568    12.646        23         11.581    12.667        18         11.595    12.689
2005  .      12.646    12.996        13         12.667    13.024        20         12.689    13.053
2006  .      12.996    13.853        14         13.024    13.890        25         13.053    13.927
2007  .      13.853    15.112        11         13.890    15.160        30         13.927    15.209
2008  .      15.112     8.522         8         15.160     8.554        25         15.209     8.585
2009  .       8.522    11.999        10          8.554    12.050        22          8.585    12.100
2010  .      11.999    15.019         8         12.050    15.089        14         12.100    15.160
2011  .      15.019    14.017         7         15.089     14.09        12          15.16    14.163
2012  .      14.017    15.238         6          14.09    15.325        11         14.163    15.412
2013  .      15.238    17.736         5         15.325    17.841        11         15.412    17.946
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Mutual Shares Securities
2006  .      10.350    11.246        17         11.155    11.249         2         10.159    11.253
2007  .      11.246    11.412        37         11.249    11.421        28         11.253    11.430
2008  .      11.412     7.038         8         11.421     7.048        32         11.430     7.057
2009  .       7.038     8.700         6          7.048     8.716        31          7.057     8.732
2010  .       8.700     9.488         7          8.716     9.510        27          8.732     9.531
2011  .       9.488     9.207         7          9.510     9.233        28          9.531     9.259
2012  .       9.207    10.316         6          9.233    10.350        23          9.259    10.384
2013  .      10.316    12.976         6         10.350    13.025        14         10.384    13.075
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          9.992     9.859         1*         9.911     9.862
2006  .      10.188    10.899         5          9.859    10.909        13          9.862    10.917
2007  .      10.899    11.865         5         10.909    11.881        21         10.917    11.896
2008  .      11.865    12.358        18         11.881    12.381        40         11.896    12.403
2009  .      12.358    14.384        14         12.381    14.417        41         12.403    14.451
2010  .      14.384    16.144         7         14.417    16.190        31         14.451    16.236
2011  .      16.144    15.695         9         16.190    15.747        31         16.236    15.799
2012  .      15.695    17.711         9         15.747    17.779        26         15.799    17.846
2013  .      17.711    17.651         8         17.779    17.728        26         17.846    17.805
---------    ------    ------       ---         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .          5          9.976    11.561       170         10.000    11.568        69
2006  .         32         11.561    12.776       397         11.568    12.796       191
2007  .         32         12.776    14.487       402         12.796    14.524       214
2008  .          3         14.487     8.602       324         14.524     8.632       176
2009  .          8          8.602    11.818       270          8.632    11.872       130
2010  .         10         11.818    14.939       286         11.872    15.022       107
2011  .          6         14.939    13.093       213         15.022    13.179        91
2012  .          5         13.093    14.747       164         13.179    14.859        62
2013  .          5         14.747    19.699       143         14.859    19.869        55
---------       --         ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas(6)
2004  .          5         11.985    13.352       276          7.355     8.202       218
2005  .         10         13.352    15.592       370          8.202     9.588       264
2006  .         13         15.592    18.054       378          9.588    11.113       272
2007  .         13         18.054    20.777       296         11.113    12.801       241
2008  .         13         20.777    11.447       246         12.801     7.060       192
2009  .          2         11.447    14.205       207          7.060     8.770       132
2010  .          2         14.205    15.757       187          8.770     9.738       102
2011  .          1*        15.757    12.805       136          9.738     7.921        82
2012  .          1*        12.805    15.155       104          7.921     9.384        68
2013  .          1*        15.155    16.909        92          9.384    10.474        67
---------       --         ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .         16         10.112    11.219       188         10.003    11.225        62
2007  .          6         11.219    11.444       355         11.225    11.462       154
2008  .          6         11.444     7.914       393         11.462     7.935       159
2009  .          6          7.914    10.550       328          7.935    10.589       127
2010  .          8         10.550    11.687       277         10.589    11.741       142
2011  .          5         11.687    11.764       227         11.741    11.830       111
2012  .          3         11.764    13.029       199         11.830    13.116        90
2013  .          3         13.029    14.595       190         13.116    14.707        94
---------       --         ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004  .         25         11.634    12.751       394          6.359     6.977       287
2005  .         18         12.751    13.136       439          6.977     7.195       392
2006  .         15         13.136    14.037       382          7.195     7.696       428
2007  .          9         14.037    15.352       316          7.696     8.425       375
2008  .          9         15.352     8.679       287          8.425     4.768       305
2009  .         11          8.679    12.251       262          4.768     6.737       228
2010  .         11         12.251    15.372       208          6.737     8.461       165
2011  .          7         15.372    14.382       148          8.461     7.925       136
2012  .          6         14.382    15.674       119          7.925     8.645       122
2013  .          4         15.674    18.262       115          8.645    10.076       120
---------       --         ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .         12          9.842    11.263        98         10.121    11.270        44
2007  .         15         11.263    11.458       227         11.270    11.477        85
2008  .          3         11.458     7.084       206         11.477     7.104        72
2009  .          4          7.084     8.779       136          7.104     8.812        34
2010  .          3          8.779     9.598       139          8.812     9.643        29
2011  .          9          9.598     9.337       105          9.643     9.391        23
2012  .          9          9.337    10.488        84          9.391    10.558        17
2013  .          9         10.488    13.225        79         10.558    13.327        22
---------       --         ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .         19          9.963     9.870        79         10.000     9.876        52
2006  .         28          9.870    10.943       240          9.876    10.960       118
2007  .         34         10.943    11.942       264         10.960    11.973       100
2008  .          6         11.942    12.470       364         11.973    12.514       119
2009  .          6         12.470    14.550       348         12.514    14.616       116
2010  .         10         14.550    16.372       325         14.616    16.463       113
2011  .          7         16.372    15.955       261         16.463    16.060        96
2012  .          6         15.955    18.050       239         16.060    18.187        78
2013  .          6         18.050    18.035       220         18.187    18.190        66
---------       --         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2004  .      11.562    13.156        25         11.575    13.177        74         11.589    13.200
2005  .      13.156    14.046        23         13.177    14.075        79         13.200    14.107
2006  .      14.046    16.779        23         14.075    16.822        76         14.107    16.868
2007  .      16.779    16.841        24         16.822    16.893        82         16.868    16.948
2008  .      16.841     9.525        21         16.893     9.560        72         16.948     9.595
2009  .       9.525    12.247        21          9.560    12.297        62          9.595    12.349
2010  .      12.247    12.899        23         12.297    12.958        58         12.349    13.019
2011  .      12.899    11.767        17         12.958    11.827        54         13.019    11.889
2012  .      11.767    13.971        16         11.827    14.049        46         11.889    14.130
2013  .      13.971    17.924        13         14.049    18.033        43         14.130    18.146
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. American Franchise
2012  .       9.555     9.177         1*         9.607     9.229         2          N/A        N/A
2013  .       9.177    12.584         1*         9.229    12.660         2          N/A        N/A
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. Core Equity
2006  .      10.577    11.378        21         10.601    11.408        25         10.627    11.439
2007  .      11.378    12.038        19         11.408    12.075         9         11.439    12.114
2008  .      12.038     8.226        18         12.075     8.255         8         12.114     8.286
2009  .       8.226    10.324         3          8.255    10.366         7          8.286    10.411
2010  .      10.324    11.061         3         10.366    11.112         6         10.411    11.165
2011  .      11.061    10.816         2         11.112    10.871         5         11.165    10.928
2012  .      10.816    12.051         2         10.871    12.118         5         10.928    12.188
2013  .      12.051    15.238         1*        12.118    15.331         5         12.188    15.427
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. International Growth
2004  .      11.029    13.380         3         11.045    13.406         6         11.061    13.432
2005  .      13.380    15.445         2         13.406    15.482         8         13.432    15.520
2006  .      15.445    19.370         2         15.482    19.426         8         15.520    19.484
2007  .      19.370    21.740         2         19.426    21.815         6         19.484    21.890
2008  .      21.740    12.675         2         21.815    12.725         3         21.890    12.776
2009  .      12.675    16.770         2         12.725    16.845         1*        12.776    16.920
2010  .      16.770    18.520         2         16.845    18.612         1*        16.920    18.704
2011  .      18.520    16.892         1*        18.612    16.984         1*        18.704    17.077
2012  .      16.892    19.093         1*        16.984    19.207         1*        17.077    19.321
2013  .      19.093    22.230         1*        19.207    22.374         4         19.321    22.518
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco Van Kampen V.I. Capital Growth
2006  .      11.421    11.220         2         11.447    11.250        10         11.478    11.284
2007  .      11.220    12.295         1*        11.250    12.333         7         11.284    12.377
2008  .      12.295     6.918         1*        12.333     6.943         5         12.377     6.971
2009  .       6.918     8.189         1*         6.943     8.223         3          N/A        N/A
2010  .       8.189     9.252         1*         8.223     9.296         3          N/A        N/A
2011  .       9.252     8.337         1*         9.296     8.380         2          N/A        N/A
---------    ------    ------        --         ------    ------        --         ------    ------
Janus Aspen Global Research
2004  .      10.162    10.417         8         10.172    10.433         4         10.186    10.452
2005  .      10.417    10.785         8         10.433    10.806         5         10.452    10.832
2006  .      10.785    12.474         8         10.806    12.505         6         10.832    12.541
2007  .      12.474    13.378         7         12.505    13.418         5         12.541    13.464
2008  .      13.378     7.241         6         13.418     7.266         4         13.464     7.294
2009  .       7.241     9.757         6          7.266     9.796         4          7.294     9.839
2010  .       9.757    11.054         5          9.796    11.103         4          9.839    11.158
2011  .      11.054     9.324         5         11.103     9.370         3         11.158     9.421
2012  .       9.324    10.960         4          9.370    11.020         3          9.421    11.085
2013  .      10.960    13.766         4         11.020    13.849         2         11.085    13.937
---------    ------    ------        --         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2004  .         38         11.630    13.266       564         10.340    11.807       215
2005  .         28         13.266    14.199       797         11.807    12.649       386
2006  .         19         14.199    17.004       804         12.649    15.163       463
2007  .         10         17.004    17.109       656         15.163    15.273       401
2008  .          9         17.109     9.702       500         15.273     8.669       312
2009  .          8          9.702    12.505       419          8.669    11.185       230
2010  .          7         12.505    13.203       356         11.185    11.821       188
2011  .          6         13.203    12.075       271         11.821    10.822       163
2012  .          6         12.075    14.372       223         10.822    12.894       135
2013  .          4         14.372    18.485       205         12.894    16.600       104
---------       --         ------    ------       ---         ------    ------       ---
Invesco V.I. American Franchise
2012  .        N/A          9.815     9.442        13          9.919     9.549         5
2013  .        N/A          9.442    12.977        10          9.549    13.138         4
---------      ---         ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .         12         10.700    11.530       133         10.750    11.591        27
2007  .         10         11.530    12.228        67         11.591    12.306        22
2008  .          6         12.228     8.377        58         12.306     8.438         3
2009  .          6          8.377    10.540        55          8.438    10.628         3
2010  .          4         10.540    11.321        45         10.628    11.427         2
2011  .          5         11.321    11.097        35         11.427    11.212         1*
2012  .          3         11.097    12.396        31         11.212    12.536         1*
2013  .          3         12.396    15.713        27         12.536    15.907         1*
---------      ---         ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth
2004  .          5         11.094    13.493        55         11.117    13.535        14
2005  .          5         13.493    15.614        49         13.535    15.678        16
2006  .          4         15.614    19.630        42         15.678    19.731        19
2007  .          3         19.630    22.088        37         19.731    22.223        17
2008  .          2         22.088    12.910        28         22.223    13.002         8
2009  .          2         12.910    17.124        26         13.002    17.263         5
2010  .          2         17.124    18.958        16         17.263    19.132         4
2011  .          2         18.958    17.335        15         19.132    17.511         4
2012  .          2         17.335    19.643        11         17.511    19.862         2
2013  .          1*        19.643    22.926         9         19.862    23.206         2
---------      ---         ------    ------       ---         ------    ------       ---
Invesco Van Kampen V.I. Capital Growth
2006  .          1*        11.556    11.372        43         11.609    11.432        14
2007  .          1*        11.372    12.492        29         11.432    12.571        10
2008  .          1*        12.492     7.046        26         12.571     7.098         8
2009  .        N/A          7.046     8.363        17          7.098     8.432         8
2010  .        N/A          8.363     9.472        17          8.432     9.560         6
2011  .        N/A          9.472     8.556        15          9.560     8.645         5
---------      ---         ------    ------       ---         ------    ------       ---
Janus Aspen Global Research
2004  .          7         10.221    10.504        48         10.245    10.539        11
2005  .          3         10.504    10.901        44         10.539    10.949         8
2006  .          3         10.901    12.640        40         10.949    12.708         6
2007  .          3         12.640    13.591        25         12.708    13.677         4
2008  .          3         13.591     7.374        18         13.677     7.429         3
2009  .          3          7.374     9.962        11          7.429    10.046         3
2010  .          3          9.962    11.314         9         10.046    11.420         2
2011  .          3         11.314     9.567         8         11.420     9.667         1*
2012  .          1*         9.567    11.274         5          9.667    11.403         1*
2013  .          1*        11.274    14.196         7         11.403    14.373         1*
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2004  .   10.872      11.547         62         10.885    11.566        45         10.900    11.588
2005  .   11.547      12.191         63         11.566    12.218        52         11.588    12.247
2006  .   12.191      13.201         57         12.218    13.237        46         12.247    13.274
2007  .   13.201      14.278         52         13.237    14.324        41         13.274    14.371
2008  .   14.278      11.753         38         14.324    11.797        38         14.371    11.842
2009  .   11.753      14.475         29         11.797    14.536        20         11.842    14.599
2010  .   14.475      15.348         28         14.536    15.421        18         14.599    15.495
2011  .   15.348      15.256         27         15.421    15.335        15         15.495    15.417
2012  .   15.256      16.962         25         15.335    17.059        12         15.417    17.159
2013  .   16.962      19.929         25         17.059    20.053        10         17.159    20.180
--------- ------      ------         --         ------    ------        --         ------    ------
Janus Aspen Series Enterprise
2004  .   10.601      12.525          7         10.612    12.544         9         10.621    12.562
2005  .   12.525      13.760          8         12.544    13.788        10         12.562    13.815
2006  .   13.760      15.290          8         13.788    15.329        11         13.815    15.366
2007  .   15.290      18.255          8         15.329    18.310        11         15.366    18.364
2008  .   18.255      10.050          7         18.310    10.086         9         18.364    10.120
2009  .   10.050      14.237         19         10.086    14.295         3         10.120    14.350
2010  .   14.237      17.525         19         14.295    17.605         3         14.350    17.683
2011  .   17.525      16.902          7         17.605    16.988         2         17.683    17.072
2012  .   16.902      19.392          7         16.988    19.500         4         17.072    19.606
2013  .   19.392      25.111          7         19.500    25.263         2         19.606    25.415
--------- ------      ------         --         ------    ------        --         ------    ------
LVIP Baron Growth Opportunities(7)
2006  .   N/A           N/A         N/A         10.577    10.600         2          N/A        N/A
2007  .   N/A           N/A         N/A         10.600    10.756         7         11.036    10.765
2008  .   N/A           N/A         N/A         10.756     6.423        14         10.765     6.432
2009  .   N/A           N/A         N/A          6.423     8.718        11          6.432     8.733
2010  .   N/A           N/A         N/A          8.718    10.811        10          8.733    10.835
2011  .   10.786      11.003         18         10.811    11.034         9         10.835    11.065
2012  .   11.003      12.759         17         11.034    12.801         7         11.065    12.844
2013  .   12.759      17.526          2         12.801    17.593        13         12.844    17.660
--------- ------      ------        ---         ------    ------        --         ------    ------
LVIP BlackRock Emerging Markets RPM
2012  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2013  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
--------- ------      ------        ---         ------    ------       ---         ------    ------
LVIP BlackRock Equity Dividend RPM
2005  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2013  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
--------- ------      ------        ---         ------    ------       ---         ------    ------
LVIP BlackRock Global Allocation V.I. RPM
2013  .   N/A           N/A         N/A          9.638    10.388         1*         N/A        N/A
--------- ------      ------        ---         ------    ------       ---         ------    ------
LVIP BlackRock Inflation Protected Bond
2010  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2011  .   10.077      11.056          1*        10.080    11.065         2         10.083    11.074
2012  .   11.056      11.520          1*        11.065    11.535         3         11.074    11.550
2013  .   11.520      10.329          6         11.535    10.348        28         11.550    10.367
--------- ------      ------        ---         ------    ------       ---         ------    ------
LVIP Capital Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2009  .   N/A           N/A         N/A          6.916     8.062         6          N/A        N/A
2010  .   N/A           N/A         N/A          8.062     9.387         5          N/A        N/A
2011  .   N/A           N/A         N/A          9.387     8.359         4          N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A          N/A        N/A
2013  .   N/A           N/A         N/A          9.742    12.967         1*         N/A        N/A
--------- ------      ------        ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2004  .         44         10.935    11.642       522         10.960    11.680       149
2005  .         42         11.642    12.322       463         11.680    12.375       164
2006  .         19         12.322    13.376       380         12.375    13.447       145
2007  .         16         13.376    14.504       295         13.447    14.595       139
2008  .         15         14.504    11.969       227         14.595    12.057       116
2009  .         13         11.969    14.778       196         12.057    14.901        88
2010  .         14         14.778    15.709       160         14.901    15.855        79
2011  .         13         15.709    15.653       148         15.855    15.815        74
2012  .         10         15.653    17.447       128         15.815    17.646        50
2013  .          6         17.447    20.550       115         17.646    20.805        41
---------       --         ------    ------       ---         ------    ------       ---
Janus Aspen Series Enterprise
2004  .          1*        10.659    12.625       107         10.680    12.662        52
2005  .          2         12.625    13.905       143         12.662    13.960        63
2006  .          1*        13.905    15.490       131         13.960    15.566        59
2007  .          1*        15.490    18.540       123         15.566    18.650        41
2008  .          1*        18.540    10.233        74         18.650    10.304        47
2009  .          5         10.233    14.532        71         10.304    14.647        42
2010  .          4         14.532    17.933        53         14.647    18.094        25
2011  .          1*        17.933    17.339        33         18.094    17.512        35
2012  .          1*        17.339    19.943        25         17.512    20.162        23
2013  .          1*        19.943    25.889        21         20.162    26.199        15
---------       --         ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(7)
2006  .        N/A          9.692    10.613         5         10.585    10.619         1*
2007  .          1*        10.613    10.791        37         10.619    10.808        26
2008  .          1*        10.791     6.457        26         10.808     6.474        26
2009  .          1*         6.457     8.781        19          6.474     8.813        20
2010  .          1*         8.781    10.911        21          8.813    10.961        14
2011  .          5         10.911    11.158        19         10.961    11.221        20
2012  .          5         11.158    12.972        29         11.221    13.058        27
2013  .          5         12.972    17.863        38         13.058    17.999        30
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets RPM
2012  .        N/A         10.276    10.969         1*         N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2005  .        N/A         10.009    10.469        35         10.056    10.475        12
2006  .        N/A         10.469    11.424        70         10.475    11.442        35
2007  .        N/A         11.424    11.691        52         11.442    11.721        41
2008  .        N/A         11.691     7.071        50         11.721     7.096        39
2009  .        N/A          7.071     8.550        42          7.096     8.589        13
2010  .        N/A          8.550     9.889        34          8.589     9.944        10
2011  .        N/A          9.889     9.449        27          9.944     9.511        10
2012  .        N/A          9.449    10.840        25          9.511    10.922         4
2013  .        N/A         10.840    12.567        21         10.922    12.675         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .        N/A          9.983    10.401         1*         9.857    10.408         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .        N/A         10.076    10.093         4          N/A        N/A        N/A
2011  .          6         10.093    11.101        33         10.099    11.119        18
2012  .          6         11.101    11.596        38         11.119    11.626        51
2013  .          9         11.596    10.423       238         11.626    10.461        95
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          9.243     6.128         1*         9.247     6.138         1*
2009  .        N/A          6.128     8.105         2          6.138     8.126         2
2010  .        N/A          8.105     9.456         2          8.126     9.490         3
2011  .        N/A          9.456     8.437         2          9.490     8.476         5
2012  .        N/A          8.437     9.852         7          8.476     9.907         4
2013  .        N/A          9.852    13.140         4          9.907    13.227         4
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          8.299     8.208
2008  .       8.241     4.652         2          8.133     4.655         1*         N/A        N/A
2009  .       N/A        N/A        N/A          4.655     6.280         9          N/A        N/A
2010  .       6.272     7.237         1*         6.280     7.250         6          6.288     7.264
2011  .       7.237     6.465         1*         7.250     6.480         6          7.264     6.495
2012  .       6.465     7.887         1*         6.480     7.909         1*         6.495     7.932
2013  .       7.887     7.970         1*         7.909     7.996         1*         7.932     8.023
---------     -----     -----       ---          -----     -----       ---          -----     -----
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A         10.573    10.819         2         10.631    10.932
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         10.932     5.427
2009  .       N/A        N/A        N/A          5.847     7.797         1*         5.427     7.887
2010  .       N/A        N/A        N/A          7.797     9.712         3          7.887     9.828
2011  .       N/A        N/A        N/A          9.712     8.783         1*         9.828     8.892
2012  .       N/A        N/A        N/A          8.783     9.153         4          8.892     9.271
2013  .       N/A        N/A        N/A          9.153    11.183         1*         9.271    11.334
---------     -----     -----       ---         ------    ------       ---         ------    ------
LVIP Delaware Bond
2004  .      11.494    11.870       364         11.507    11.889       508         11.519    11.908
2005  .      11.870    11.948       408         11.889    11.973       520         11.908    11.998
2006  .      11.948    12.269       506         11.973    12.302       473         11.998    12.333
2007  .      12.269    12.688       400         12.302    12.727       456         12.333    12.767
2008  .      12.688    12.079       298         12.727    12.123       369         12.767    12.166
2009  .      12.079    14.085       173         12.123    14.143       292         12.166    14.200
2010  .      14.085    14.985       143         14.143    15.055       265         14.200    15.124
2011  .      14.985    15.819       133         15.055    15.900       254         15.124    15.981
2012  .      15.819    16.538       121         15.900    16.631       224         15.981    16.724
2013  .      16.538    15.844       110         16.631    15.942       163         16.724    16.039
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.021    10.021         1*         N/A        N/A
2011  .       N/A        N/A        N/A         10.021     9.785        10         10.025     9.793
2012  .       N/A        N/A        N/A          9.785     9.981         9          9.793     9.994
2013  .       9.825     9.825         1*         9.981     9.843        20          9.994     9.860
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .      11.159    12.426         7         11.173    12.447        61         11.187    12.469
2005  .      12.426    13.015        13         12.447    13.044        95         12.469    13.073
2006  .      13.015    14.616         4         13.044    14.655        92         13.073    14.696
2007  .      14.616    15.247         9         14.655    15.296        89         14.696    15.346
2008  .      15.247     9.985         7         15.296    10.022        66         15.346    10.059
2009  .       9.985    12.924         7         10.022    12.979        67         10.059    13.034
2010  .      12.924    14.257         6         12.979    14.324        62         13.034    14.393
2011  .      14.257    13.698         6         14.324    13.770        57         14.393    13.842
2012  .      13.698    15.219         5         13.770    15.306        58         13.842    15.395
2013  .      15.219    17.946         5         15.306    18.057         7          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007  .          2          9.953     8.216          8         9.598     8.221          9
2008  .        N/A          8.216     4.670         47         8.221     4.678         20
2009  .        N/A          4.670     6.313         47         4.678     6.330         23
2010  .          2          6.313     7.303         37         6.330     7.329         11
2011  .          8          7.303     6.540         40         7.329     6.571         13
2012  .          4          6.540     7.999         41         6.571     8.044         12
2013  .          4          7.999     8.103         42         8.044     8.157          3
---------      ---          -----     -----         --         -----     -----         --
LVIP Columbia Small-Mid Cap Growth RPM
2007  .          3         10.627    10.832          6         N/A        N/A        N/A
2008  .          3         10.832     5.385          4         N/A        N/A        N/A
2009  .          3          5.385     7.838         11         N/A        N/A        N/A
2010  .          3          7.838     9.782         10         N/A        N/A        N/A
2011  .          3          9.782     8.864          8         9.818     8.905          2
2012  .          3          8.864     9.256          5         8.905     9.308          1*
2013  .          2          9.256    11.332          7         9.308    11.407          1*
---------      ---         ------    ------         --         -----    ------       ----
LVIP Delaware Bond
2004  .        517         11.558    11.966      4,908        13.044    13.517      1,661
2005  .        378         11.966    12.075      5,051        13.517    13.654      1,986
2006  .        310         12.075    12.431      4,690        13.654    14.071      1,958
2007  .        192         12.431    12.887      3,989        14.071    14.601      1,808
2008  .        174         12.887    12.299      3,184        14.601    13.949      1,409
2009  .        149         12.299    14.377      2,735        13.949    16.323      1,146
2010  .         92         14.377    15.335      2,377        16.323    17.427        900
2011  .         66         15.335    16.228      1,668        17.427    18.461        691
2012  .         57         16.228    17.009      1,316        18.461    19.368        572
2013  .         55         17.009    16.336      1,141        19.368    18.621        469
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          6         10.034     9.817         19        10.040     9.833         32
2012  .          6          9.817    10.034         29         9.833    10.060         52
2013  .          6         10.034     9.914         60        10.060     9.950         63
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .          1*        11.227    12.532        222        11.257    12.578        132
2005  .          4         12.532    13.159        473        12.578    13.221        298
2006  .          4         13.159    14.814        516        13.221    14.898        434
2007  .          4         14.814    15.493        424        14.898    15.596        443
2008  .          4         15.493    10.171        306        15.596    10.249        323
2009  .          4         10.171    13.199        252        10.249    13.314        215
2010  .          4         13.199    14.596        229        13.314    14.738        156
2011  .          4         14.596    14.059        195        14.738    14.210        130
2012  .          4         14.059    15.660        133        14.210    15.843        112
2013  .        N/A         15.660    18.511        120        15.843    18.747         76
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Growth and Income
2005  .        N/A         10.206    10.361          5        10.216    10.367          3
2006  .        N/A         10.361    11.417         24        10.367    11.435          5
2007  .        N/A         11.417    11.882         23        11.435    11.912          5
2008  .        N/A         11.882     7.477         17        11.912     7.503          5
2009  .        N/A          7.477     9.132         24         7.503     9.174          4
2010  .        N/A          9.132    10.105         17         9.174    10.161          3
2011  .        N/A         10.105    10.018         13        10.161    10.084          3
2012  .        N/A         10.018    11.318          6        10.084    11.404          3
2013  .        N/A         11.318    14.777         10        11.404    14.904          4
---------      ---         ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2004  .      11.354    12.550         6         11.368    12.570        45         11.601    12.592
2005  .      12.550    13.788         7         12.570    13.818        65         12.592    13.848
2006  .      13.788    15.186         6         13.818    15.226        53         13.848    15.267
2007  .      15.186    15.334         6         15.226    15.383        49         15.267    15.432
2008  .      15.334     9.863         6         15.383     9.899        44         15.432     9.936
2009  .       9.863    12.574         6          9.899    12.627        31          9.936    12.680
2010  .      12.574    13.758         6         12.627    13.823        30         12.680    13.888
2011  .      13.758    13.579         5         13.823    13.649        24         13.888    13.720
2012  .      13.579    15.352         5         13.649    15.439        24          N/A        N/A
2013  .      15.352    20.429         5         15.439    20.555         5          N/A        N/A
---------    ------    ------         -         ------    ------        --         ------    ------
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          5.927     7.211         1*         N/A        N/A
2010  .       N/A        N/A        N/A          7.211     9.210         1*         7.220     9.227
2011  .       N/A        N/A        N/A          9.210     8.537         1*         9.227     8.557
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          8.557     9.621
2013  .       9.567    12.509         2          N/A        N/A        N/A          9.621    12.591
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Dimensional U.S. Equity RPM
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.314    10.324         1*         N/A        N/A
2012  .       N/A        N/A        N/A         10.324    10.483         1*        10.381    10.491
2013  .       N/A        N/A        N/A         10.483     9.976         1*        10.491     9.990
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Global Income
2009  .      10.401    10.652         1*        10.767    10.652         1*        10.159    10.658
2010  .      10.652    11.430         1*        10.652    11.436         6         10.658    11.448
2011  .      11.430    11.302         1*        11.436    11.314         7         11.448    11.332
2012  .      11.302    11.907         1*        11.314    11.925         6          N/A        N/A
2013  .      11.907    11.319         1*        11.925    11.342         7          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Growth Fund(9)
2005  .      10.141    10.800         3          N/A        N/A        N/A          N/A        N/A
2006  .      10.800    11.218         3         11.495    11.227         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Growth Opportunities(10)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      13.104    12.307         1*        12.977    12.317         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A         10.785    10.850         1*         N/A        N/A
2012  .       N/A        N/A        N/A         10.850    12.204         1*        11.155    12.220
2013  .       N/A        N/A        N/A         12.204    12.729         1*        12.220    12.752
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          8.994     8.648         1*         N/A        N/A
2012  .       N/A        N/A        N/A          8.648     9.628         1*         N/A        N/A
2013  .       9.601    11.663         1*         9.628    11.701         1*         N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2004  .          3         11.420    12.654       313         11.449    12.698       209
2005  .          8         12.654    13.937       368         12.698    14.000       232
2006  .          8         13.937    15.389       328         14.000    15.473       203
2007  .          8         15.389    15.578       288         15.473    15.679       195
2008  .          8         15.578    10.045       234         15.679    10.120       136
2009  .          1*        10.045    12.838       200         10.120    12.948       100
2010  .          1*        12.838    14.082       167         12.948    14.217        70
2011  .          1*        14.082    13.933       136         14.217    14.080        53
2012  .        N/A         13.933    15.792       102         14.080    15.974        46
2013  .        N/A         15.792    21.067        86         15.974    21.332        35
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .        N/A          9.797     9.137         2          9.798     9.142         4
2008  .        N/A          9.137     5.672        11          9.142     5.681         6
2009  .        N/A          5.672     7.249        11          N/A        N/A        N/A
2010  .          1*         7.249     9.277        14          7.268     9.311         1*
2011  .          3          9.277     8.616        14          9.311     8.656         1*
2012  .          3          8.616     9.702         7          8.656     9.757         1*
2013  .          3          9.702    12.717         7          9.757    12.801         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .        N/A          9.028     8.295         3          N/A        N/A        N/A
2012  .        N/A          8.295     9.662         3          N/A        N/A        N/A
2013  .        N/A          9.662    10.908         4          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Dimensional U.S. Equity RPM
2011  .        N/A          8.929     9.351         7          N/A        N/A        N/A
2012  .        N/A          9.351    10.767         4          N/A        N/A        N/A
2013  .        N/A         10.767    13.639         6         12.720    13.674         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .        N/A         10.194    10.337        10         10.056    10.344         6
2012  .          1*        10.337    10.517        12         10.344    10.534         6
2013  .          1*        10.517    10.029        15         10.534    10.055         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .          1*        10.113    10.668        36         10.446    10.673        12
2010  .          1*        10.668    11.476        42         10.673    11.492        20
2011  .          1*        11.476    11.376        42         11.492    11.404        17
2012  .        N/A         11.376    12.015        40         11.404    12.056        17
2013  .        N/A         12.015    11.450        42         12.056    11.501        21
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Fund(9)
2005  .        N/A         10.022    10.815         8         10.287    10.825        64
2006  .        N/A         10.815    11.262        20         10.825    11.283        66
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(10)
2005  .        N/A         10.785    11.436         3         10.271    11.443         5
2006  .        N/A         11.436    12.356        10         11.443    12.375         7
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.798    10.885        21         10.805    10.903         1*
2012  .          1*        10.885    12.268        28         10.903    12.300         2
2013  .          1*        12.268    12.821        30         12.300    12.868         8
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          9.010     6.056         1*         6.610     6.067         6
2009  .        N/A          6.056     7.404         4          6.067     7.424         3
2010  .        N/A          7.404     9.059        17          7.424     9.093         3
2011  .        N/A          9.059     8.728        17          9.093     8.769         5
2012  .        N/A          8.728     9.736        14          N/A        N/A        N/A
2013  .        N/A          9.736    11.857        16         10.831    11.937         2
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---        ---          --         ---
LVIP Managed Risk Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---        ---          --         ---
LVIP Managed Risk Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---        ---          --         ---
LVIP Managed Risk Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---        ---          --         ---
LVIP Managed Risk Profile Conservative
2005  .       N/A        N/A        N/A         10.073    10.237         1*         9.983    10.240
2006  .       N/A        N/A        N/A         10.237    10.955        81         10.240    10.964
2007  .       N/A        N/A        N/A         10.955    11.556        79         10.964    11.570
2008  .      10.933     9.207         4         11.556     9.224        73         11.570     9.240
2009  .       9.207    11.246         4          9.224    11.271        74          9.240    11.297
2010  .      11.246    12.157        34         11.271    12.191        64         11.297    12.225
2011  .      12.157    12.331        13         12.191    12.371        59         12.225    12.412
2012  .      12.331    13.242        13         12.371    13.292        52         12.412    13.342
2013  .      13.242    14.216         8         13.292    14.277        48         13.342    14.338
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Managed Risk Profile Growth
2005  .      10.104    10.628        14          9.988    10.631        13          N/A        N/A
2006  .      10.628    11.867         8         10.631    11.876        27          N/A        N/A
2007  .      11.867    12.748         7         11.876    12.764        27          N/A        N/A
2008  .      12.748     8.303         4         12.764     8.318        32          N/A        N/A
2009  .       8.303    10.481         4          8.318    10.505        32          N/A        N/A
2010  .      10.481    11.556        36         10.505    11.588        32          N/A        N/A
2011  .      11.556    11.305         3         11.588    11.342         8          N/A        N/A
2012  .      11.305    12.070         3         11.342    12.116        17          N/A        N/A
2013  .      12.070    13.407         2         12.116    13.465        17         13.171    13.523
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Managed Risk Profile Moderate
2005  .       9.994    10.451         7          N/A        N/A        N/A         10.062    10.457
2006  .      10.451    11.456        12         10.714    11.465        11         10.457    11.474
2007  .      11.456    12.245        17         11.465    12.261        13         11.474    12.277
2008  .      12.245     8.789        16         12.261     8.805        52         12.277     8.821
2009  .       8.789    11.010        61          8.805    11.035        73          8.821    11.060
2010  .      11.010    12.058        27         11.035    12.092        72         11.060    12.126
2011  .      12.058    11.933        31         12.092    11.973        71         12.126    12.012
2012  .      11.933    12.794        24         11.973    12.842        70         12.012    12.891
2013  .      12.794    14.000       125         12.842    14.060        67         12.891    14.120
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2010
2007  .        N/A         10.086    10.431          4         N/A        N/A        N/A
2008  .        N/A         10.431     7.784          6        10.230     7.796         1*
2009  .        N/A          7.784     9.496          7         7.796     9.521         2
2010  .        N/A          9.496    10.380          8         9.521    10.418         2
2011  .        N/A         10.380    10.307          8        10.418    10.354         2
2012  .        N/A         10.307    10.971          8         N/A        N/A        N/A
2013  .        N/A         10.971    11.721          8        11.687    11.798         4
---------                  ------    ------          -        ------    ------       ---
LVIP Managed Risk Profile 2020
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          6.937     7.369          4         N/A        N/A        N/A
2009  .        N/A          7.369     9.081         17         N/A        N/A        N/A
2010  .        N/A          9.081     9.977          4         N/A        N/A        N/A
2011  .        N/A          9.977     9.804          5         N/A        N/A        N/A
2012  .        N/A          9.804    10.420         12         N/A        N/A        N/A
2013  .        N/A         10.420    11.356         15        11.096    11.431         5
---------                  ------    ------       ----        ------    ------       ---
LVIP Managed Risk Profile 2030
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          9.402     7.048         12         8.837     7.060         1*
2009  .        N/A          N/A        N/A        N/A          7.060     8.869         1*
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------                  ------    ------       ----        ------    ------       ---
LVIP Managed Risk Profile 2040
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------                  ------    ------       ----        ------    ------       ---
LVIP Managed Risk Profile Conservative
2005  .          2         10.038    10.249         26        10.012    10.254        52
2006  .         29         10.249    10.989        233        10.254    11.007       150
2007  .         39         10.989    11.615        241        11.007    11.645       147
2008  .         15         11.615     9.290        360        11.645     9.323       206
2009  .          4          9.290    11.375        246         9.323    11.427       141
2010  .          3         11.375    12.327        171        11.427    12.396       180
2011  .          2         12.327    12.535        179        12.396    12.617       117
2012  .         21         12.535    13.495        225        12.617    13.597       119
2013  .          2         13.495    14.524        109        13.597    14.649        63
---------      ---         ------    ------       ----        ------    ------       ---
LVIP Managed Risk Profile Growth
2005  .        N/A          9.996    10.643        229        10.000    10.649       105
2006  .        N/A         10.643    11.913        462        10.649    11.932       316
2007  .        N/A         11.913    12.830        559        11.932    12.863       334
2008  .        N/A         12.830     8.378        742        12.863     8.408       261
2009  .        N/A          8.378    10.601        703         8.408    10.650       349
2010  .        N/A         10.601    11.718        633        10.650    11.783       304
2011  .        N/A         11.718    11.492        451        11.783    11.568       131
2012  .        N/A         11.492    12.301        372        11.568    12.395       123
2013  .         32         12.301    13.698        370        12.395    13.816       128
---------      ---         ------    ------       ----        ------    ------       ---
LVIP Managed Risk Profile Moderate
2005  .         31          9.994    10.466        447         9.990    10.472       236
2006  .         34         10.466    11.501        888        10.472    11.519       711
2007  .         34         11.501    12.324      1,030        11.519    12.356       690
2008  .         58         12.324     8.868      1,022        12.356     8.900       605
2009  .         55          8.868    11.136        901         8.900    11.187       557
2010  .         30         11.136    12.227        785        11.187    12.296       454
2011  .         10         12.227    12.131        587        12.296    12.211       338
2012  .         29         12.131    13.038        530        12.211    13.137       262
2013  .         41         13.038    14.303        459        13.137    14.426       201
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---          --         ---        ---          --         ---
LVIP MFS International Growth
2007  .      11.398    11.125         2          N/A        N/A        N/A         11.347    11.132
2008  .      11.125     5.557        29          9.742     5.561         3         11.132     5.566
2009  .       5.557     7.384         6          5.561     7.394         4          5.566     7.404
2010  .       N/A        N/A        N/A          7.394     8.185         5          7.404     8.200
2011  .       N/A        N/A        N/A          8.185     7.220         1*         8.200     7.237
2012  .       N/A        N/A        N/A          7.220     8.438         1*         7.237     8.462
2013  .       N/A        N/A        N/A          8.438     9.382         1*         8.462     9.413
---------    ------    ------       ---          -----     -----       ---         ------    ------
LVIP MFS Value
2007  .       9.173     9.689         1*         N/A        N/A        N/A          N/A        N/A
2008  .       9.689     6.417         1*         N/A        N/A        N/A          6.242     6.428
2009  .       6.417     7.594         2          6.039     7.604        10          6.428     7.614
2010  .       7.594     8.290         2          7.604     8.305        17          7.614     8.320
2011  .       8.290     8.101         2          8.305     8.120        15          8.320     8.139
2012  .       8.101     9.219         2          8.120     9.245         5          8.139     9.271
2013  .       9.219    12.262         2          9.245    12.303        16          9.271    12.344
---------    ------    ------       ---          -----    ------       ---         ------    ------
LVIP Mid-Cap Value
2007  .       8.940     8.619         1*         N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          5.195     6.976         1*         6.654     6.985
2010  .       N/A        N/A        N/A          6.976     8.459         1*         6.985     8.475
2011  .       N/A        N/A        N/A          8.459     7.507         1*         8.475     7.525
2012  .       N/A        N/A        N/A          7.507     9.120         1*         7.525     9.146
2013  .       9.095    11.935         1*         N/A        N/A        N/A          9.146    12.014
---------    ------    ------       ---          -----    ------       ---         ------    ------
LVIP Mondrian International Value
2004  .      13.389    15.879         9         13.403    15.904        53         13.421    15.933
2005  .      15.879    17.526        27         15.904    17.562        75         15.933    17.603
2006  .      17.526    22.345        28         17.562    22.402        63         17.603    22.466
2007  .      22.345    24.431        24         22.402    24.506        57         22.466    24.587
2008  .      24.431    15.177        17         24.506    15.231        29         24.587    15.289
2009  .      15.177    18.044        12         15.231    18.117        19         15.289    18.196
2010  .      18.044    18.132        11         18.117    18.214        17         18.196    18.302
2011  .      18.132    17.032        10         18.214    17.118        10         18.302    17.209
2012  .      17.032    18.309        10         17.118    18.411         9         17.209    18.518
2013  .      18.309    21.877         9         18.411    22.010        14         18.518    22.149
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Money Market
2004  .       9.835     9.730        65          9.847     9.747        84          9.858     9.762
2005  .       9.730     9.808        70          9.747     9.830        69          9.762     9.850
2006  .       9.808    10.069        88          9.830    10.097       191          9.850    10.122
2007  .      10.069    10.365        71         10.097    10.399       155         10.122    10.430
2008  .      10.365    10.403       332         10.399    10.442       265         10.430    10.479
2009  .      10.403    10.233        58         10.442    10.276       133         10.479    10.318
2010  .      10.233    10.040        36         10.276    10.088        94         10.318    10.134
2011  .      10.040     9.849        33         10.088     9.901       151         10.134     9.951
2012  .       9.849     9.661        24          9.901     9.717       102          9.951     9.771
2013  .       9.661     9.477        25          9.717     9.536       162          9.771     9.594
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Bond Index
2008  .       9.931    10.440         1*         9.976    10.443         1*        10.118    10.446
2009  .      10.440    10.675        44         10.443    10.683        77         10.446    10.691
2010  .      10.675    11.066        23         10.683    11.080        95         10.691    11.094
2011  .      11.066    11.627        21         11.080    11.647        23         11.094    11.668
2012  .      11.627    11.812        20         11.647    11.839        21         11.668    11.866
2013  .      11.812    11.258        22         11.839    11.289        16         11.866    11.321
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         11.634    11.718
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth RPM
2013  .        N/A         10.062    10.043          4         9.647    10.049          1*
---------      ---         ------    ------          -         -----    ------          -
LVIP MFS International Growth
2007  .          3         11.448    11.142         27        10.064    11.149          7
2008  .          3         11.142     5.579         27        11.149     5.588         15
2009  .          3          5.579     7.433         38         5.588     7.452         18
2010  .          3          7.433     8.245         32         7.452     8.275         15
2011  .          2          8.245     7.287         23         8.275     7.321         12
2012  .          4          7.287     8.533         20         7.321     8.581          1*
2013  .          2          8.533     9.507         13         8.581     9.570          1*
---------      ---         ------    ------         --        ------    ------         --
LVIP MFS Value
2007  .        N/A          9.742     9.704         12         9.743     9.710          7
2008  .          4          9.704     6.443         28         9.710     6.454         16
2009  .          4          6.443     7.644        200         6.454     7.664         33
2010  .          5          7.644     8.365        176         7.664     8.396         24
2011  .          1*         8.365     8.195         62         8.396     8.233         29
2012  .          1*         8.195     9.350         82         8.233     9.402         25
2013  .          1*         9.350    12.467         91         9.402    12.549         40
---------      ---         ------    ------        ---        ------    ------         --
LVIP Mid-Cap Value
2007  .        N/A          9.947     8.633         22         9.817     8.638         16
2008  .        N/A          8.633     5.020         15         8.638     5.028          8
2009  .          2          5.020     7.012         35         5.028     7.031         11
2010  .          2          7.012     8.521         18         7.031     8.551         10
2011  .          5          8.521     7.577         17         8.551     7.612         12
2012  .          5          7.577     9.223         27         7.612     9.275         12
2013  .          5          9.223    12.134         25         9.275    12.215          6
---------      ---         ------    ------        ---        ------    ------         --
LVIP Mondrian International Value
2004  .         19         13.466    16.011        414        13.488    16.053        237
2005  .         29         16.011    17.716        675        16.053    17.780        342
2006  .         24         17.716    22.643        648        17.780    22.748        309
2007  .         18         22.643    24.819        588        22.748    24.959        277
2008  .         17         24.819    15.456        432        24.959    15.559        201
2009  .         11         15.456    18.423        353        15.559    18.564        139
2010  .          9         18.423    18.558        304        18.564    18.719        110
2011  .          5         18.558    17.476        247        18.719    17.645         88
2012  .          5         17.476    18.834        200        17.645    19.035         76
2013  .          6         18.834    22.561        169        19.035    22.825         70
---------      ---         ------    ------        ---        ------    ------        ---
LVIP Money Market
2004  .        121          9.890     9.808      1,155        10.338    10.263        277
2005  .        134          9.808     9.912      1,299        10.263    10.382        396
2006  .        129          9.912    10.201      1,401        10.382    10.696        542
2007  .         88         10.201    10.527      1,768        10.696    11.049        820
2008  .         87         10.527    10.592      2,457        11.049    11.128      1,139
2009  .         40         10.592    10.445      1,472        11.128    10.985        846
2010  .         47         10.445    10.274        952        10.985    10.815        393
2011  .         31         10.274    10.104        895        10.815    10.647        355
2012  .         12         10.104     9.936        929        10.647    10.481        360
2013  .         12          9.936     9.771        690        10.481    10.317        353
---------      ---         ------    ------      -----        ------    ------      -----
LVIP SSgA Bond Index
2008  .         29         10.035    10.454         72        10.080    10.459         45
2009  .        139         10.454    10.716        216        10.459    10.732        144
2010  .        138         10.716    11.136        263        10.732    11.164        196
2011  .          4         11.136    11.729        236        11.164    11.771        105
2012  .          4         11.729    11.946        225        11.771    12.001         94
2013  .          3         11.946    11.415        191        12.001    11.478         85
---------      ---         ------    ------      -----        ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A         11.081    11.245          1*        N/A        N/A        N/A
2013  .          4         11.245    11.778          1*        N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---                     --         ---
LVIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          6.284     6.252
2009  .       8.350     8.844         2          7.583     8.851         3          6.252     8.858
2010  .       8.844     9.281         3          8.851     9.292         3          8.858     9.304
2011  .       9.281     7.977         4          9.292     7.991         2          N/A        N/A
2012  .       7.977     8.868         3          7.991     8.888         2          N/A        N/A
2013  .       8.868    10.438         3          8.888    10.466         2          N/A        N/A
---------     -----    ------       ---          -----    ------       ---          -----     -----
LVIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          6.134     6.044
2009  .       8.414    11.225        19          8.934    11.233         3          6.044    11.242
2010  .      11.225    14.028        19         11.233    14.051         3         11.242    14.065
2011  .      14.028    11.672         2         14.051    11.697         2         14.065    11.714
2012  .      11.672    12.865         2         11.697    12.899         2         11.714    12.924
2013  .      12.865    12.228         2         12.899    12.266         2         12.924    12.296
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A         10.692    10.486         4         10.721    10.521
2012  .       N/A        N/A        N/A         10.486    11.408         4          N/A        N/A
2013  .       N/A        N/A        N/A         11.408    12.261         4          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          6.467     6.388
2009  .       6.376     7.986         6          6.926     7.992         3          6.388     7.998
2010  .       7.986     8.362         4          7.992     8.373        20          7.998     8.384
2011  .       8.362     7.168         4          8.373     7.181         2          N/A        N/A
2012  .       7.168     8.282         7          7.181     8.301         2          7.864     8.320
2013  .       8.282     9.803        10          8.301     9.830         8          8.320     9.857
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          7.198     6.964
2009  .       8.139     9.212         5          7.438     9.219         6          6.964     9.226
2010  .       9.212    10.741         8          9.219    10.754         5          9.226    10.768
2011  .      10.741    10.751         7         10.754    10.770         4         10.768    10.789
2012  .      10.751    11.803         5         10.770    11.830         3         10.789    11.857
2013  .      11.803    15.684         5         11.830    15.727         3         11.857    15.771
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      10.637    10.381        32          N/A        N/A        N/A          N/A        N/A
2012  .      10.381    11.344        30          N/A        N/A        N/A          N/A        N/A
2013  .      11.344    12.481        27          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .      11.892    12.340        74         11.909    12.361       103         11.926    12.382
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A         10.777    10.279         2          N/A        N/A
2012  .       N/A        N/A        N/A         10.279    11.354         3          N/A        N/A
2013  .       N/A        N/A        N/A         11.354    12.758         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.390    10.474        11         10.394    10.489         7
2012  .        N/A         10.474    11.130         1*         N/A        N/A        N/A
2013  .        N/A         11.130    11.687         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .          9          9.231     6.257        22          9.463     6.260         8
2009  .         29          6.257     8.878        51          6.260     8.892        23
2010  .         28          8.878     9.339        23          8.892     9.363        23
2011  .        N/A          9.339     8.047        24          9.363     8.076        11
2012  .        N/A          8.047     8.969        24          8.076     9.010        10
2013  .        N/A          8.969    10.583        21          9.010    10.641        10
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .          8          9.542     6.049        19          9.420     6.052         7
2009  .         22          6.049    11.267        67          6.052    11.285        25
2010  .         17         11.267    14.118        58         11.285    14.154        32
2011  .          2         14.118    11.776        48         14.154    11.818        24
2012  .          2         11.776    13.012        50         11.818    13.071        14
2013  .          1*        13.012    12.399        52         13.071    12.468        14
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .        N/A         10.169    10.878        26         10.254    10.885        34
2006  .        N/A         10.878    12.434        42         10.885    12.453       106
2007  .        N/A         12.434    13.537        93         12.453    13.572       101
2008  .        N/A         13.537     7.903        37         13.572     7.932        49
2009  .        N/A          7.903    10.137        13          7.932    10.184        48
2010  .        N/A         10.137    10.811        10         10.184    10.872        45
2011  .         17         10.811    10.625        20         10.872    10.695        90
2012  .        N/A         10.625    11.582        32         10.695    11.670        44
2013  .        N/A         11.582    12.473        29         11.670    12.580        35
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .          8          9.179     6.393        34          9.643     6.397         8
2009  .         32          6.393     8.016        69          6.397     8.028        42
2010  .         31          8.016     8.415        58          8.028     8.436        42
2011  .        N/A          8.415     7.232        60          8.436     7.257        29
2012  .          1*         7.232     8.376        67          7.257     8.414        22
2013  .          3          8.376     9.939       227          8.414     9.994        70
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .         17          9.948     6.969        32          9.402     6.973        15
2009  .         66          6.969     9.247        84          6.973     9.261        52
2010  .         57          9.247    10.809        58          9.261    10.836        45
2011  .          2         10.809    10.846        46         10.836    10.884        29
2012  .          2         10.846    11.937        43         10.884    11.991        25
2013  .          2         11.937    15.902        42         11.991    15.990        24
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap RPM
2013  .        N/A         10.345    10.877         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A         10.652    10.433        22
2012  .        N/A          N/A        N/A        N/A         10.433    11.441        22
2013  .        N/A          N/A        N/A        N/A         11.441    12.631        22
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.551    10.377         1*        10.555    10.392        10
2012  .        N/A         10.377    11.249         7         10.392    11.276         9
2013  .         33         11.249    12.446       826         11.276    12.488       389
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---          --         ---        ---          --         ---
LVIP SSgA S&P 500 Index(12)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A         10.475    11.409         8          N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          6.519     6.915         8          7.293     6.927
2009  .       5.695     8.514        15          6.915     8.533         7          6.927     8.553
2010  .       8.514     9.556         8          8.533     9.583        29          8.553     9.609
2011  .       9.556     9.521         7          9.583     9.552         4          9.609     9.584
2012  .       9.521    10.771        10          9.552    10.812         3          9.584    10.853
2013  .      10.771    13.909        49         10.812    13.969        79         10.853    14.029
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       8.618     5.895         1*         N/A        N/A        N/A          8.331     5.905
2009  .       5.895     7.268         6          6.147     7.277         1*         5.905     7.287
2010  .       7.268     8.972         2          7.277     8.988        10          7.287     9.004
2011  .       8.972     8.376         2          8.988     8.395         1*         N/A        N/A
2012  .       8.376     9.496         3          8.395     9.523         4          9.255     9.550
2013  .       9.496    12.811        11          9.523    12.854        19          9.550    12.896
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Cap RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          7.364     7.214
2009  .       9.276    10.698         1*         8.260    10.706         1*         7.214    10.714
2010  .      10.698    13.370         2         10.706    13.386         1*        10.714    13.403
2011  .      13.370    12.789         1*        13.386    12.812         1*         N/A        N/A
2012  .      12.789    14.241         1*        12.812    14.273         1*         N/A        N/A
2013  .      14.241    18.737         1*        14.273    18.788         2         14.306    18.840
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          9.037     8.703
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          8.703    10.083
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         10.083    13.729
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .      10.893    12.295         5         11.040    12.313         3         11.048    12.328
2005  .      12.295    13.241         4         12.313    13.266         3         12.328    13.289
2006  .      13.241    14.189         4         13.266    14.224         3         13.289    14.255
2007  .      14.189    15.806         3         14.224    15.852         4         14.255    15.896
2008  .      15.806     8.870         2         15.852     8.900         3         15.896     8.929
2009  .       8.870    12.729         2          8.900    12.779         2          N/A        N/A
2010  .      12.729    16.025         2         12.779    16.097         2          N/A        N/A
2011  .      16.025    15.108         2         16.097    15.183         2          N/A        N/A
2012  .      15.108    17.232         1*        15.183    17.325         3         17.245    17.416
2013  .      17.232    22.779         1*        17.325    22.915         3          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          9.114     5.957        19          N/A        N/A
2009  .       N/A        N/A        N/A          5.957     7.470        19          N/A        N/A
2010  .       N/A        N/A        N/A          7.470     7.792        14          N/A        N/A
2011  .       N/A        N/A        N/A          7.792     7.390        13          7.806     7.407
2012  .       N/A        N/A        N/A          7.390     8.767        11          7.407     8.792
2013  .       N/A        N/A        N/A          8.767    10.291         9          8.792    10.325
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---          --         ---        ---          --         ---        ---
LVIP SSgA S&P 500 Index(12)
2005  .        N/A         10.173    10.242         1*        10.074    10.248        11
2006  .        N/A         10.242    11.445         7         10.248    11.463        14
2007  .        N/A         11.432    11.294         9         11.453    11.337        11
2008  .         17         11.294     6.957       175         11.337     6.990        36
2009  .         72          6.957     8.603       235          6.990     8.653        78
2010  .         68          8.603     9.679       103          8.653     9.746        72
2011  .          3          9.679     9.668        94          9.746     9.744        42
2012  .          3          9.668    10.965        93          9.744    11.063        35
2013  .         48         10.965    14.195       874         11.063    14.336       380
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .        N/A          9.886     9.142         2          9.496     9.147         1*
2008  .          5          9.142     5.919        42          9.147     5.929        15
2009  .         21          5.919     7.315        49          5.929     7.335        25
2010  .         18          7.315     9.053        43          7.335     9.086        21
2011  .        N/A          9.053     8.473        40          9.086     8.512        14
2012  .          1*         8.473     9.630        42          8.512     9.685        11
2013  .          5          9.630    13.025       206          9.685    13.111       111
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .        N/A         10.854    11.144         1*        10.859    11.151         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .          4         10.687     7.220        12          9.093     7.224         4
2009  .         15          7.220    10.739        58          7.224    10.755        11
2010  .         12         10.739    13.454        43         10.755    13.488         8
2011  .        N/A         13.454    12.902        38         13.488    12.948         4
2012  .        N/A         12.902    14.403        35         12.948    14.468         3
2013  .          1*        14.403    18.997        35         14.468    19.102         4
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .        N/A         10.279     9.917        14         10.071     9.924         3
2008  .        N/A          9.917     5.656        13          9.924     5.665         2
2009  .        N/A          5.656     7.937        20          5.665     7.958         2
2010  .        N/A          7.937     9.085        22          7.958     9.119         1*
2011  .          4          9.085     8.763        19          9.119     8.804         5
2012  .          5          8.763    10.168        34          8.804    10.225        25
2013  .          6         10.168    13.865        26         10.225    13.958        11
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .          1*        11.086    12.388        23         11.115    12.434        15
2005  .          1*        12.388    13.375        30         12.434    13.437        11
2006  .          1*        13.375    14.369        28         13.437    14.450        22
2007  .          1*        14.369    16.046        33         14.450    16.153        21
2008  .          1*        16.046     9.027        36         16.153     9.096        12
2009  .        N/A          9.027    12.987        53          9.096    13.100         8
2010  .        N/A         12.987    16.391        63         13.100    16.550        18
2011  .        N/A         16.391    15.491        58         16.550    15.657         7
2012  .          1*        15.491    17.713        43         15.657    17.921         7
2013  .        N/A         17.713    23.475        43         17.921    23.773         6
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .        N/A          9.463     9.789         9          9.601     9.795         2
2008  .        N/A          9.789     5.976        83          9.795     5.986         3
2009  .        N/A          5.976     7.509        28          5.986     7.529         1*
2010  .        N/A          7.509     7.848        27          7.529     7.877         1*
2011  .          1*         7.848     7.458        49          7.877     7.493         1*
2012  .          1*         7.458     8.866        45          7.493     8.916         2
2013  .          1*         8.866    10.428        13          8.916    10.497         4
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2004  .      10.264    11.158         1*        10.818    11.175        17          N/A        N/A
2005  .      11.158    11.402         1*        11.175    11.425        14         10.780    11.449
2006  .      11.402    12.263         1*        11.425    12.294        16         11.449    12.326
2007  .      12.263    14.482         1*        12.294    14.526        16         12.326    14.570
2008  .      14.482     8.404         1*        14.526     8.434        10         14.570     8.464
2009  .       8.404    11.418         1*         8.434    11.464         7          8.464    11.510
2010  .      11.418    12.468         1*        11.464    12.524         8         11.510    12.582
2011  .      12.468    11.533         1*        12.524    11.590         7         12.582    11.649
2012  .      11.533    13.164         1*        11.590    13.235         7          N/A        N/A
2013  .      13.164    16.202         1*        13.235    16.298         6          N/A        N/A
---------    ------    ------         -         ------    ------        --         ------    ------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP VIP Contrafund RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Core Equity
2004  .      10.192    11.203        12         10.202    11.220        10         10.213    11.238
2005  .      11.203    11.147        12         11.220    11.171         9         11.238    11.193
2006  .      11.147    12.408        11         11.171    12.440         9         11.193    12.472
2007  .      12.408    13.492         6         12.440    13.533         8         12.472    13.575
2008  .      13.492     8.028         4         13.533     8.057         5         13.575     8.086
2009  .       8.028    10.411         4          8.057    10.454         5          8.086    10.496
2010  .      10.411    11.932         4         10.454    11.987         5         10.496    12.041
2011  .      11.932    11.552         3         11.987    11.611         5         12.041    11.670
2012  .      11.552    13.136         3         11.611    13.209         5         11.670    13.283
2013  .      13.136    17.292         1*        13.209    17.397         5         13.283    17.502
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Growth
2004  .      10.022    11.079         3         10.034    11.097         6         10.045    11.115
2005  .      11.079    11.835         2         11.097    11.860         4         11.115    11.885
2006  .      11.835    12.489         2         11.860    12.522         5         11.885    12.555
2007  .      12.489    14.805         2         12.522    14.851         5         12.555    14.898
2008  .      14.805     9.067         2         14.851     9.100         1*        14.898     9.133
2009  .       9.067    12.212         2          N/A        N/A        N/A          9.133    12.313
2010  .      12.212    13.775         1*         N/A        N/A        N/A         12.313    13.903
2011  .      13.775    13.434         1*         N/A        N/A        N/A         13.903    13.572
2012  .      13.434    15.424         1*         N/A        N/A        N/A         13.572    15.598
2013  .      15.424    20.647         1*         N/A        N/A        N/A         15.598    20.901
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Total Return(13)
2004  .      11.222    12.219       217         11.237    12.242       283         11.250    12.262
2005  .      12.219    12.295       200         12.242    12.323       289         12.262    12.349
2006  .      12.295    13.459       184         12.323    13.497       271         12.349    13.532
2007  .      13.459    13.718       149         13.497    13.764       244         13.532    13.807
2008  .      13.718    10.450       130         13.764    10.490       152         13.807    10.528
2009  .      10.450    12.065        82         10.490    12.117       133         10.528    12.167
2010  .      12.065    12.972        75         12.117    13.035       114         12.167    13.095
2011  .      12.972    12.923        70         13.035    12.992       102         13.095    13.059
2012  .      12.923    14.059        64         12.992    14.141        87         13.059    14.221
2013  .      14.059    15.549        54         14.141    15.644        86         14.221    15.735
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2004  .        N/A         10.868    11.249        103        10.889    11.282         36
2005  .          2         11.249    11.524         97        11.282    11.569         28
2006  .          2         11.524    12.426        102        11.569    12.487         29
2007  .          4         12.426    14.710         89        12.487    14.798         28
2008  .          3         14.710     8.559         78        14.798     8.618         27
2009  .          1*         8.559    11.656         64         8.618    11.749         17
2010  .          1*        11.656    12.760         59        11.749    12.874         15
2011  .          1*        12.760    11.831         47        12.874    11.949          8
2012  .        N/A         11.831    13.538         40        11.949    13.687          7
2013  .        N/A         13.538    16.704         38        13.687    16.905          5
---------      ---         ------    ------        ---        ------    ------         --
LVIP Vanguard Domestic Equity ETF
2011  .        N/A          8.900     9.344          4         N/A        N/A        N/A
2012  .        N/A          9.344    10.553          1*        N/A        N/A        N/A
2013  .        N/A         10.553    13.509          2        12.480    13.544          4
---------      ---         ------    ------        ---        ------    ------       ----
LVIP Vanguard International Equity ETF
2011  .        N/A          9.919     8.337          4         N/A        N/A        N/A
2012  .        N/A          8.337     9.757          4         9.050     9.773          4
2013  .        N/A          9.757    10.980          4         9.773    11.009          4
---------      ---         ------    ------        ---        ------    ------       ----
LVIP VIP Contrafund RPM
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ----        ------    ------       ----
MFS VIT Core Equity
2004  .         11         10.250    11.295         95        10.274    11.333         31
2005  .         10         11.295    11.267        105        11.333    11.316         40
2006  .          2         11.267    12.573         99        11.316    12.640         36
2007  .          2         12.573    13.705         90        12.640    13.792         29
2008  .          2         13.705     8.176         73        13.792     8.236         19
2009  .          2          8.176    10.629         62         8.236    10.718          7
2010  .          2         10.629    12.212         52        10.718    12.327          7
2011  .          2         12.212    11.853         38        12.327    11.976          6
2012  .          2         11.853    13.511         36        11.976    13.665          5
2013  .          2         13.511    17.830         36        13.665    18.052          5
---------      ---         ------    ------       ----        ------    ------       ----
MFS VIT Growth
2004  .          4         10.079    11.169         78         4.443     4.929        120
2005  .          6         11.169    11.961         74         4.929     5.284        108
2006  .          3         11.961    12.654         68         5.284     5.596        103
2007  .          3         12.654    15.038         64         5.596     6.656         66
2008  .          3         15.038     9.233         38         6.656     4.091         46
2009  .          2          9.233    12.466         32         4.091     5.529         43
2010  .          2         12.466    14.097         31         5.529     6.259         41
2011  .          2         14.097    13.782         23         6.259     6.125         41
2012  .          2         13.782    15.864         14         6.125     7.057         24
2013  .          2         15.864    21.288         12         7.057     9.480         26
---------      ---         ------    ------       ----        ------    ------       ----
MFS VIT Total Return(13)
2004  .        143         11.286    12.320      2,207        11.651    12.731        857
2005  .        117         12.320    12.427      2,593        12.731    12.854      1,135
2006  .         89         12.427    13.637      2,397        12.854    14.120      1,139
2007  .         57         13.637    13.935      1,974        14.120    14.443      1,059
2008  .         56         13.935    10.642      1,499        14.443    11.041        788
2009  .         51         10.642    12.317      1,309        11.041    12.792        591
2010  .         36         12.317    13.276      1,112        12.792    13.801        460
2011  .         29         13.276    13.259        855        13.801    13.797        376
2012  .         28         13.259    14.461        707        13.797    15.063        334
2013  .         25         14.461    16.009        661        15.063    16.682        306
---------      ---         ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2004  .       9.890    12.594         2          9.908    12.623        26          9.913    12.636
2005  .      12.594    14.398        11         12.623    14.438        29         12.636    14.460
2006  .      14.398    18.491         9         14.438    18.553        24         14.460    18.590
2007  .      18.491    23.132         7         18.553    23.220        27         18.590    23.278
2008  .      23.132    14.108         8         23.220    14.169        18         23.278    14.211
2009  .      14.108    18.383         5         14.169    18.472        16         14.211    18.536
2010  .      18.383    20.464         5         18.472    20.573        14         18.536    20.655
2011  .      20.464    21.374         3         20.573    21.499        13         20.655    21.595
2012  .      21.374    23.731         8         21.499    23.881        11         21.595    24.000
2013  .      23.731    27.977         6         23.881    28.169        10         24.000    28.323
---------    ------    ------        --         ------    ------        --         ------    ------
NB AMT Mid Cap Growth(1)
2004  .      10.439    11.907        29         10.451    11.926        41         10.463    11.946
2005  .      11.907    13.281        25         11.926    13.310        60         11.946    13.338
2006  .      13.281    14.939        19         13.310    14.979        53         13.338    15.018
2007  .      14.939    17.951        16         14.979    18.008        55         15.018    18.064
2008  .      17.951     9.969        14         18.008    10.006        42         18.064    10.042
2009  .       9.969    12.866         7         10.006    12.919        36         10.042    12.973
2010  .      12.866    16.289         6         12.919    16.365        23         12.973    16.441
2011  .      16.289     16.05         7         16.365    16.133        21         16.441    16.216
2012  .       16.05    17.694         7         16.133    17.794        21         16.216    17.894
2013  .      17.694    20.179         3         17.794    20.298        21         17.894    20.416
---------    ------    ------        --         ------    ------        --         ------    ------
NB AMT Mid Cap Intrinsic Value
2004  .      13.025    15.630         9         13.039    15.654        52         13.052    15.678
2005  .      15.630    17.167        12         15.654    17.203        55         15.678    17.237
2006  .      17.167    18.716        10         17.203    18.763        49         17.237    18.811
2007  .      18.716    18.960         7         18.763    19.018        43         18.811    19.075
2008  .      18.960    10.074         5         19.018    10.110        36         19.075    10.145
2009  .      10.074    14.479         4         10.110    14.538        24         10.145    14.597
2010  .      14.479    17.918         3         14.538    18.000        22         14.597    18.081
2011  .      17.918    16.430         2         18.000    16.513        19         18.081    16.596
2012  .      16.430    18.615         2         16.513    18.719        18         16.596    18.822
2013  .      18.615    25.020         2         18.719    25.172        17         18.822    25.323
---------    ------    ------        --         ------    ------        --         ------    ------
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A        N/A        N/A          N/A        N/A        N/A         10.001    12.484
2010  .       N/A        N/A        N/A         12.479    15.214         4         12.484    15.227
2011  .      15.202    13.783         3         15.214    13.803         9         15.227    13.820
2012  .      13.783    14.210         3         13.803    14.237        10         13.820    14.262
2013  .      14.210    11.885         1*        14.237    11.914         9         14.262    11.940
---------    ------    ------       ---         ------    ------       ---         ------    ------
Putnam VT Global Health Care
2004  .       9.574    10.058        11          9.589    10.079        11          9.600    10.095
2005  .      10.058    11.166        11         10.079    11.194        13         10.095    11.218
2006  .      11.166    11.256         4         11.194    11.290         9         11.218    11.320
2007  .      11.256    10.973         4         11.290    11.011         7         11.320    11.046
2008  .      10.973     8.923         3         11.011     8.959         5         11.046     8.992
2009  .       8.923    11.027         2          8.959    11.077         4          8.992    11.122
2010  .      11.027    11.080         2         11.077    11.136         3         11.122    11.188
2011  .      11.080    10.738        20         11.136    10.798         1*        11.188    10.853
2012  .      10.738    12.876        20         10.798    12.954         1*        10.853    13.027
2013  .      12.876    17.889         2         12.954    18.006         1*        13.027    18.116
---------    ------    ------       ---         ------    ------       ---         ------    ------
Putnam VT Growth & Income
2004  .      10.769    11.735         7         10.784    11.757        12         10.798    11.778
2005  .      11.735    12.110         7         11.757    12.139        12         11.778    12.167
2006  .      12.110    13.766         8         12.139    13.806        12         12.167    13.845
2007  .      13.766    12.685         7         13.806    12.728         8         13.845    12.770
2008  .      12.685     7.626         4         12.728     7.656         7         12.770     7.685
2009  .       7.626     9.708         4          7.656     9.751         4          7.685     9.793
2010  .       9.708    10.889         4          9.751    10.943         4          9.793    10.996
2011  .      10.889    10.183         4         10.943    10.238         3         10.996    10.293
2012  .      10.183    11.898         3         10.238    11.968         3         10.293    12.038
2013  .      11.898    15.831         1*        11.968    15.933         3         12.038    16.034
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2004  .         35          9.946    12.697       367          7.453     9.523       177
2005  .         63         12.697    14.552       404          9.523    10.925       241
2006  .         41         14.552    18.736       427         10.925    14.081       245
2007  .         31         18.736    23.496       348         14.081    17.676       249
2008  .         15         23.496    14.366       263         17.676    10.818       177
2009  .         10         14.366    18.766       217         10.818    14.146       119
2010  .          7         18.766    20.943       194         14.146    15.803       104
2011  .          2         20.943    21.929       164         15.803    16.563        89
2012  .          2         21.929    24.408       143         16.563    18.454        63
2013  .          2         24.408    28.848       122         18.454    21.833        59
---------       --         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth(1)
2004  .         49         10.497    12.004       559         10.522    12.043       191
2005  .         42         12.004    13.423       647         12.043    13.481       229
2006  .         38         13.423    15.136       607         13.481    15.216       231
2007  .         26         15.136    18.233       473         15.216    18.348       219
2008  .         21         18.233    10.151       375         18.348    10.225       158
2009  .         21         10.151    13.134       314         10.225    13.243       108
2010  .         17         13.134    16.669       271         13.243    16.825        77
2011  .         10         16.669    16.466       195         16.825    16.636        68
2012  .          3         16.466    18.198       165         16.636    18.405        55
2013  .          3         18.198    20.774       156         18.405    21.018        53
---------       --         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2004  .         28         13.097    15.755       408         13.123    15.803       187
2005  .         45         15.755    17.349       522         15.803    17.419       224
2006  .         27         17.349    18.961       487         17.419    19.056       206
2007  .         20         18.961    19.256       416         19.056    19.373       189
2008  .         14         19.256    10.257       318         19.373    10.330       141
2009  .          3         10.257    14.779       270         10.330    14.899        87
2010  .          2         14.779    18.335       226         14.899    18.502        64
2011  .          2         18.335    16.854       186         18.502    17.025        48
2012  .          2         16.854    19.144       156         17.025    19.356        44
2013  .          1*        19.144    25.795       132         19.356    26.107        36
---------       --         ------    ------       ---         ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .          1*         9.619    12.495        11         10.475    12.503         3
2010  .          1*        12.495    15.263        15         12.503    15.288         4
2011  .         17         15.263    13.874        44         15.288    13.910        16
2012  .          9         13.874    14.339        40         13.910    14.391         9
2013  .          8         14.339    12.023        31         14.391    12.079        11
---------       --         ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care
2004  .         11          9.630    10.142       159          9.653    10.176        43
2005  .         12         10.142    11.287       126         10.176    11.337        58
2006  .         13         11.287    11.407       111         11.337    11.468        30
2007  .         12         11.407    11.147        69         11.468    11.219        21
2008  .         12         11.147     9.088        52         11.219     9.155        15
2009  .          6          9.088    11.258        46          9.155    11.353        16
2010  .          4         11.258    11.342        41         11.353    11.448        16
2011  .          5         11.342    11.019        34         11.448    11.134        13
2012  .          5         11.019    13.246        31         11.134    13.397        12
2013  .          1*        13.246    18.448        34         13.397    18.678        12
---------       --         ------    ------       ---         ------    ------       ---
Putnam VT Growth & Income
2004  .         12         10.833    11.834       146         10.857    11.872        29
2005  .         12         11.834    12.243       137         11.872    12.294        24
2006  .          9         12.243    13.951       105         12.294    14.024        23
2007  .          9         13.951    12.888        80         14.024    12.968        17
2008  .          6         12.888     7.767        58         12.968     7.823         7
2009  .          6          7.767     9.913        44          7.823     9.995         3
2010  .          6          9.913    11.147        42          9.995    11.250         2
2011  .          6         11.147    10.451        24         11.250    10.558         1*
2012  .          6         10.451    12.241        22         10.558    12.378         1*
2013  .          2         12.241    16.328        23         12.378    16.528         1*
---------       --         ------    ------       ---         ------    ------       ---

*     The numbers of accumulation units less than 500 were rounded up to 1,000.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%



Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

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Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.


 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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Lincoln ChoicePlus IISM Advance
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Advance prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlus IISM Advance prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5
Determination of Accumulation and Annuity Unit
Value                                           B-5


Item                                            Page
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Unclaimed Property                              B-6
Additional Services                             B-7
Other Information                               B-7
Financial Statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $358,027,469, $437,205,763 and $619,961,766 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. American Franchise Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*

     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc.:
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II:
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund*
     (formerly FTVIPT Templeton Global Bond Securities Fund)
     Templeton Growth VIP Fund*
     (formerly FTVIPT Templeton Growth Securities Fund*)

Janus Aspen Series:
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Global Research Portfolio*

Legg Mason Partners Variable Equity Trust
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund
     LVIP BlackRock Global Allocation V.I. RPM Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund
     LVIP ClearBridge Variable Appreciation RPM Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund
   LVIP Dimensional/Vanguard Total Bond Fund

     LVIP Dimensional U.S. Equity RPM Fund
     LVIP Franklin Mutual Shares VIP RPM Fund
    (formerly LVIP Franklin Mutual Shares Securities RPM Fund)
     LVIP Global Income Fund
     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund
     LVIP JPMorgan Mid Cap Value RPM Fund
     LVIP Managed Risk Profile 2010 Fund*
     LVIP Managed Risk Profile 2020 Fund*
     LVIP Managed Risk Profile 2030 Fund*
     LVIP Managed Risk Profile 2040 Fund*
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund
     LVIP MFS International Growth Fund
     LVIP MFS International Growth RPM Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Money Market Fund
     LVIP Mondrian International Value Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund
     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Large Cap RPM Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund
     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP VIP Contrafund (Reg. TM) RPM Portfolio
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust:
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust:
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                                             Page
Special Terms                                                                      5
Expense Tables                                                                     7
Summary of Common Questions                                                       19
The Lincoln National Life Insurance Company                                       22
Variable Annuity Account (VAA)                                                    23
Investments of the Variable Annuity Account                                       24
Charges and Other Deductions                                                      31
The Contracts                                                                     43
 Purchase Payments                                                                43
 Persistency Credits                                                              44
 Transfers On or Before the Annuity Commencement Date                             45
 Surrenders and Withdrawals                                                       48
 Death Benefit                                                                    51
 Investment Requirements                                                          56
 Living Benefit Riders                                                            63
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           63
 Lincoln Lifetime IncomeSM Advantage                                              73
 Lincoln SmartSecurity (Reg. TM) Advantage                                        81
 4LATER (Reg. TM) Advantage (Managed Risk)                                        87
 i4LIFE (Reg. TM) Advantage                                                       90
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        95
 4LATER (Reg. TM) Advantage                                                      101
 Lincoln Long-Term CareSM Advantage                                              105
Annuity Payouts                                                                  128
 Fixed Side of the Contract                                                      130
Distribution of the Contracts                                                    133
Federal Tax Matters                                                              134
Additional Information                                                           139
 Voting Rights                                                                   139
 Return Privilege                                                                140
 Other Information                                                               140
Legal Proceedings                                                                141
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                                      142
Appendix A - Condensed Financial Information                                     A-1
Appendix B - Condensed Financial Information                                     B-1
Appendix C - Condensed Financial Information                                     C-1
Appendix D-Guaranteed Annual Income Percentages For Previous Rider Elections     D-1
Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections    E-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-The additional amount credited to the contract after the seventh contract anniversary.

Purchase Payments-Amounts paid into the contract other than Persistency
Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.......    7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.55%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.65%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.60%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.85%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.95%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        2.05%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        2.15%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):10
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:11
  Acceleration Benefit Charge12
   Guaranteed Maximum Charge Level Benefit or Growth Benefit....................     1.50%       N/A
   Current Charge Level Benefit.................................................     0.35%       N/A
   Current Charge Growth Benefit................................................     0.50%       N/A
  Extension Benefit Charge13
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners ages 70-74)...................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge14
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners ages 70-74)...................................     0.12%       N/A

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charges are as follows: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%. For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

4 You may not have more than one Living Benefit Rider on your contract.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

6 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

11 Lincoln Long-Term CareSM Advantage is not available with the EEB death benefit.

12 The Acceleration Benefit Charge percentage rate is assessed against the LTC
  Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

14 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.



                                    TABLE B



Annual Account Fee:1..................................................     $    35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        2.05%
  Guarantee of Principal Death Benefit................................        2.10%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        2.35%



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     4.05%      4.05%
  Current Charge..........................................................................     2.70%      2.90%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     4.10%      4.10%
  Current Charge..........................................................................     2.75%      2.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     4.35%      4.35%
  Current Charge..........................................................................     3.00%      3.20%



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.50%

  Current Charge.................................    2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.55%
  Current Charge.................................    2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.80%
  Current Charge.................................    2.80%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period. For contracts purchased prior to November 14, 2011, the charges are as follows: EGMDB 2.30%; Guarantee of Principal 2.05%; Account Value 2.00%.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. For contracts purchased prior to November 14, 2011, the charges are as follows:
  Guaranteed Maximum Charge for single and joint life option: EGMDB 4.30%; Guarantee of Principal 4.05%; Account Value 4.00%. Current Charge for single/joint life option: EGMDB 2.95/3.15%; Guarantee of Principal 2.70%/2.90%; Account Value 2.65%/2.85%. These charges apply to i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C



Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage           Life         Life
  (Managed Risk):
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
   Account Value Death Benefit............................................................     1.65%          1.65%
   Guarantee of Principal Death Benefit...................................................     1.70%          1.70%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.95%          1.95%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):3,4
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charges are as follows: EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.

3 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage

  (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).



                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.55%
  Current Charge..........................................................................        2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.85%
  Current Charge..........................................................................        3.00%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. For contracts purchased prior to November 14, 2011, the charges are as follows: Guaranteed Maximum Charge: EGMDB 3.80%; Guarantee of Principal 3.55%; Account Value 3.50%. Current Charge: EGMDB 2.95%; Guarantee of Principal 2.70%; Account Value 2.65%.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.48%     2.44%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.48%     1.80%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:
(as a percentage of each fund's average net assets):

                                                                                   Management         12b-1 Fees
                                                                                   Fees (before       (before any
                                                                                   any waivers/       waivers/
                                                                                   reimburse-         reimburse-
                                                                                   ments)         +   ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                       0.75%             0.25%
AllianceBernstein VPS Large Cap Growth Portfolio - Class B                             0.75%             0.25%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                          0.75%             0.25%
American Funds Global Growth Fund - Class 2                                            0.52%             0.25%
American Funds Global Small Capitalization Fund - Class 2                              0.70%             0.25%
American Funds Growth Fund - Class 2                                                   0.33%             0.25%
American Funds Growth-Income Fund - Class 2                                            0.27%             0.25%
American Funds International Fund - Class 2                                            0.49%             0.25%
BlackRock Global Allocation V.I. Fund - Class III(1)                                   0.62%             0.25%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                 0.75%             0.25%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                    0.59%             0.30%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                      1.25%             0.30%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                            0.65%             0.30%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)       0.48%             0.30%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                  0.75%             0.30%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                       0.72%             0.30%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                       0.74%             0.30%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                          0.65%             0.30%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                 0.64%             0.30%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                            0.36%             0.25%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                0.55%             0.25%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                              0.55%             0.25%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                             0.55%             0.25%
Franklin Income VIP Fund - Class 2(4)                                                  0.45%             0.25%
Franklin Mutual Shares VIP Fund - Class 2                                              0.60%             0.25%
Invesco V.I. American Franchise Fund - Series II Shares                                0.67%             0.25%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                    0.61%             0.25%
Invesco V.I. International Growth Fund - Series II Shares(5)                           0.71%             0.25%
Janus Aspen Balanced Portfolio - Service Shares                                        0.55%             0.25%
Janus Aspen Enterprise Portfolio - Service Shares                                      0.64%             0.25%
Janus Aspen Global Research Portfolio - Service Shares(6)                              0.48%             0.25%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                     0.75%             0.35%
LVIP American Global Growth Fund - Service Class II(8)                                 0.53%             0.55%
LVIP American Global Small Capitalization - Service Class II(8)                        0.71%             0.55%
LVIP American Growth Fund - Service Class II(9)                                        0.33%             0.55%
LVIP American Growth-Income Fund - Service Class II(9)                                 0.27%             0.55%
LVIP American International Fund - Service Class II(9)                                 0.49%             0.55%
LVIP Baron Growth Opportunities Fund - Service Class(10)                               1.00%             0.25%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                           0.55%             0.25%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                            0.74%             0.25%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                     0.75%             0.35%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                       0.42%             0.25%
LVIP Capital Growth Fund - Service Class                                               0.69%             0.25%



                                                                                       Other
                                                                                       Expenses
                                                                                       (before any       Acquired
                                                                                       waivers/          Fund
                                                                                       reimburse-        Fees and
                                                                                   +   ments)        +   Expenses   =
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                          0.23%            0.00%
AllianceBernstein VPS Large Cap Growth Portfolio - Class B                                0.10%            0.00%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                             0.06%            0.00%
American Funds Global Growth Fund - Class 2                                               0.03%            0.00%
American Funds Global Small Capitalization Fund - Class 2                                 0.04%            0.00%
American Funds Growth Fund - Class 2                                                      0.02%            0.00%
American Funds Growth-Income Fund - Class 2                                               0.02%            0.00%
American Funds International Fund - Class 2                                               0.05%            0.00%
BlackRock Global Allocation V.I. Fund - Class III(1)                                      0.24%            0.00%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                    0.14%            0.00%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                       0.08%            0.00%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                         0.16%            0.00%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                               0.09%            0.00%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)          0.08%            0.00%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                     0.09%            0.00%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                          0.08%            0.00%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                          0.09%            0.00%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                             0.09%            0.00%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                    0.07%            0.00%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                               0.32%            1.23%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                   0.09%            0.00%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                                 0.11%            0.00%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                                0.09%            0.00%
Franklin Income VIP Fund - Class 2(4)                                                     0.02%            0.00%
Franklin Mutual Shares VIP Fund - Class 2                                                 0.11%            0.00%
Invesco V.I. American Franchise Fund - Series II Shares                                   0.29%            0.00%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                       0.29%            0.02%
Invesco V.I. International Growth Fund - Series II Shares(5)                              0.31%            0.01%
Janus Aspen Balanced Portfolio - Service Shares                                           0.04%            0.00%
Janus Aspen Enterprise Portfolio - Service Shares                                         0.05%            0.00%
Janus Aspen Global Research Portfolio - Service Shares(6)                                 0.05%            0.00%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                        0.33%            1.01%
LVIP American Global Growth Fund - Service Class II(8)                                    0.16%            0.00%
LVIP American Global Small Capitalization - Service Class II(8)                           0.18%            0.00%
LVIP American Growth Fund - Service Class II(9)                                           0.08%            0.00%
LVIP American Growth-Income Fund - Service Class II(9)                                    0.08%            0.00%
LVIP American International Fund - Service Class II(9)                                    0.13%            0.00%
LVIP Baron Growth Opportunities Fund - Service Class(10)                                  0.06%            0.00%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                              0.31%            0.05%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                               0.10%            0.01%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                        0.09%            0.72%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                          0.06%            0.02%
LVIP Capital Growth Fund - Service Class                                                  0.07%            0.00%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                                   (before any   waivers/      Contractual
                                                                                   waivers/      reimburse-    waivers/
                                                                                   reimburse-    ments         reimburse-
                                                                                   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B                      1.23%           0.00%         1.23%
AllianceBernstein VPS Large Cap Growth Portfolio - Class B                            1.10%           0.00%         1.10%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B                         1.06%           0.00%         1.06%
American Funds Global Growth Fund - Class 2                                           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund - Class 2                             0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                                  0.60%           0.00%         0.60%
American Funds Growth-Income Fund - Class 2                                           0.54%           0.00%         0.54%
American Funds International Fund - Class 2                                           0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)                                  1.11%          -0.14%         0.97%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                1.14%           0.00%         1.14%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                   0.97%          -0.05%         0.92%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                     1.71%          -0.05%         1.66%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)      0.86%          -0.05%         0.81%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                 1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                      1.10%          -0.05%         1.05%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                      1.13%          -0.05%         1.08%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                         1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                1.01%          -0.05%         0.96%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                           2.16%          -0.36%         1.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2               0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                             0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                            0.89%           0.00%         0.89%
Franklin Income VIP Fund - Class 2(4)                                                 0.72%           0.00%         0.72%
Franklin Mutual Shares VIP Fund - Class 2                                             0.96%           0.00%         0.96%
Invesco V.I. American Franchise Fund - Series II Shares                               1.21%           0.00%         1.21%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                   1.17%          -0.02%         1.15%
Invesco V.I. International Growth Fund - Series II Shares(5)                          1.28%          -0.01%         1.27%
Janus Aspen Balanced Portfolio - Service Shares                                       0.84%           0.00%         0.84%
Janus Aspen Enterprise Portfolio - Service Shares                                     0.94%           0.00%         0.94%
Janus Aspen Global Research Portfolio - Service Shares(6)                             0.78%           0.00%         0.78%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                    2.44%          -1.08%         1.36%
LVIP American Global Growth Fund - Service Class II(8)                                1.24%          -0.03%         1.21%
LVIP American Global Small Capitalization - Service Class II(8)                       1.44%          -0.04%         1.40%
LVIP American Growth Fund - Service Class II(9)                                       0.96%           0.00%         0.96%
LVIP American Growth-Income Fund - Service Class II(9)                                0.90%           0.00%         0.90%
LVIP American International Fund - Service Class II(9)                                1.17%           0.00%         1.17%
LVIP Baron Growth Opportunities Fund - Service Class(10)                              1.31%          -0.03%         1.28%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                          1.16%          -0.05%         1.11%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                           1.10%          -0.08%         1.02%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                    1.91%          -0.74%         1.17%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                      0.75%           0.00%         0.75%
LVIP Capital Growth Fund - Service Class                                              1.01%           0.00%         1.01%

                                                                                    Management         12b-1 Fees
                                                                                    Fees (before       (before any
                                                                                    any waivers/       waivers/
                                                                                    reimburse-         reimburse-
                                                                                    ments)         +   ments)
LVIP Clarion Global Real Estate Fund - Service Class(15)                                0.69%             0.25%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                     0.64%             0.35%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                         0.84%             0.25%
LVIP Delaware Bond Fund - Service Class                                                 0.31%             0.35%
LVIP Delaware Diversified Floating Rate Fund - Service Class                            0.58%             0.25%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)       0.75%             0.25%
LVIP Delaware Growth and Income Fund - Service Class                                    0.34%             0.35%
LVIP Delaware Social Awareness Fund - Service Class                                     0.38%             0.35%
LVIP Delaware Special Opportunities Fund - Service Class                                0.39%             0.35%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                           0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                               0.25%             0.25%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                           0.25%             0.25%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                            0.65%             0.35%
LVIP Global Income Fund - Service Class(22)                                             0.65%             0.25%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                     0.60%             0.35%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                 0.65%             0.35%
LVIP JPMorgan High Yield Fund - Service Class(25)                                       0.65%             0.25%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                                0.89%             0.25%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                         0.25%             0.25%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                               0.25%             0.25%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                             0.25%             0.25%
LVIP MFS International Growth Fund - Service Class(28)                                  0.85%             0.25%
LVIP MFS International Growth RPM Fund - Service Class(29)                              0.85%             0.25%
LVIP MFS Value Fund - Service Class(15)                                                 0.62%             0.25%
LVIP Mid-Cap Value Fund - Service Class(30)                                             0.90%             0.25%
LVIP Mondrian International Value Fund - Service Class                                  0.69%             0.25%
LVIP Money Market Fund - Service Class                                                  0.37%             0.25%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                           0.25%             0.35%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                   0.50%             0.25%
LVIP SSgA Bond Index Fund - Service Class(33)                                           0.40%             0.25%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                        0.25%             0.25%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                   0.25%             0.25%
LVIP SSgA Developed International 150 Fund - Service Class(15)                          0.33%             0.25%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                 0.34%             0.25%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                       0.40%             0.25%
LVIP SSgA International Index Fund - Service Class(37)                                  0.40%             0.25%
LVIP SSgA International RPM Fund - Service Class(38)                                    0.76%             0.25%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                        0.31%             0.25%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                        0.70%             0.25%



                                                                                        Other
                                                                                        Expenses
                                                                                        (before any       Acquired
                                                                                        waivers/          Fund
                                                                                        reimburse-        Fees and
                                                                                    +   ments)        +   Expenses   =
LVIP Clarion Global Real Estate Fund - Service Class(15)                                   0.08%            0.00%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                        0.33%            0.76%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                            0.11%            0.01%
LVIP Delaware Bond Fund - Service Class                                                    0.06%            0.00%
LVIP Delaware Diversified Floating Rate Fund - Service Class                               0.07%            0.00%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)          0.15%            0.03%
LVIP Delaware Growth and Income Fund - Service Class                                       0.06%            0.00%
LVIP Delaware Social Awareness Fund - Service Class                                        0.07%            0.00%
LVIP Delaware Special Opportunities Fund - Service Class                                   0.07%            0.00%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                              0.12%            0.44%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                                  0.08%            0.24%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                              0.06%            0.17%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                               0.29%            0.71%
LVIP Global Income Fund - Service Class(22)                                                0.09%            0.01%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                        0.29%            0.74%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                    0.29%            0.78%
LVIP JPMorgan High Yield Fund - Service Class(25)                                          0.08%            0.00%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                                   0.10%            0.01%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                    0.18%            0.41%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                    0.06%            0.42%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                    0.06%            0.43%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                    0.08%            0.45%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                            0.03%            0.44%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                                  0.02%            0.43%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                                0.02%            0.46%
LVIP MFS International Growth Fund - Service Class(28)                                     0.10%            0.00%
LVIP MFS International Growth RPM Fund - Service Class(29)                                 0.47%            0.81%
LVIP MFS Value Fund - Service Class(15)                                                    0.07%            0.00%
LVIP Mid-Cap Value Fund - Service Class(30)                                                0.11%            0.00%
LVIP Mondrian International Value Fund - Service Class                                     0.07%            0.00%
LVIP Money Market Fund - Service Class                                                     0.07%            0.00%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                              0.22%            0.53%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                      0.20%            0.00%
LVIP SSgA Bond Index Fund - Service Class(33)                                              0.09%            0.00%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                           0.13%            0.34%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                      0.05%            0.36%
LVIP SSgA Developed International 150 Fund - Service Class(15)                             0.08%            0.00%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                    0.15%            0.00%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                          0.05%            0.32%
LVIP SSgA International Index Fund - Service Class(37)                                     0.11%            0.00%
LVIP SSgA International RPM Fund - Service Class(38)                                       0.29%            0.50%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                           0.05%            0.00%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                           0.71%            0.22%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                                    (before any   waivers/      Contractual
                                                                                    waivers/      reimburse-    waivers/
                                                                                    reimburse-    ments         reimburse-
                                                                                    ments)        (if any)      ments)
LVIP Clarion Global Real Estate Fund - Service Class(15)                               1.02%           0.00%       1.02%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                    2.08%          -0.97%       1.11%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                        1.21%          -0.04%       1.17%
LVIP Delaware Bond Fund - Service Class                                                0.72%           0.00%       0.72%
LVIP Delaware Diversified Floating Rate Fund - Service Class                           0.90%           0.00%       0.90%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)      1.18%          -0.17%       1.01%
LVIP Delaware Growth and Income Fund - Service Class                                   0.75%           0.00%       0.75%
LVIP Delaware Social Awareness Fund - Service Class                                    0.80%           0.00%       0.80%
LVIP Delaware Special Opportunities Fund - Service Class                               0.81%           0.00%       0.81%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                          1.06%          -0.02%       1.04%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                              0.82%           0.00%       0.82%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                          0.73%          -0.05%       0.68%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                           2.00%          -0.89%       1.11%
LVIP Global Income Fund - Service Class(22)                                            1.00%          -0.07%       0.93%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                    1.98%          -0.82%       1.16%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                2.07%          -0.94%       1.13%
LVIP JPMorgan High Yield Fund - Service Class(25)                                      0.98%          -0.02%       0.96%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                               1.25%          -0.06%       1.19%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                1.09%          -0.13%       0.96%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                0.98%          -0.01%       0.97%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                0.99%          -0.01%       0.98%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                1.03%          -0.03%       1.00%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                        0.97%           0.00%       0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                              0.95%           0.00%       0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                            0.98%           0.00%       0.98%
LVIP MFS International Growth Fund - Service Class(28)                                 1.20%          -0.10%       1.10%
LVIP MFS International Growth RPM Fund - Service Class(29)                             2.38%          -1.12%       1.26%
LVIP MFS Value Fund - Service Class(15)                                                0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund - Service Class(30)                                            1.26%          -0.01%       1.25%
LVIP Mondrian International Value Fund - Service Class                                 1.01%           0.00%       1.01%
LVIP Money Market Fund - Service Class                                                 0.69%           0.00%       0.69%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                          1.35%          -0.12%       1.23%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                  0.95%          -0.10%       0.85%
LVIP SSgA Bond Index Fund - Service Class(33)                                          0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                       0.97%          -0.18%       0.79%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                  0.91%          -0.10%       0.81%
LVIP SSgA Developed International 150 Fund - Service Class(15)                         0.66%           0.00%       0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                0.74%           0.00%       0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                      1.02%          -0.10%       0.92%
LVIP SSgA International Index Fund - Service Class(37)                                 0.76%          -0.04%       0.72%
LVIP SSgA International RPM Fund - Service Class(38)                                   1.80%          -0.80%       1.00%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                       0.61%           0.00%       0.61%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                       1.88%          -1.16%       0.72%

                                                                                 Management         12b-1 Fees
                                                                                 Fees (before       (before any
                                                                                 any waivers/       waivers/
                                                                                 reimburse-         reimburse-
                                                                                 ments)         +   ments)
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                         0.25%             0.25%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                    0.25%             0.25%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)            0.25%             0.25%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                           0.25%             0.25%
LVIP SSgA S&P 500 Index Fund - Service Class                                         0.17%             0.25%
LVIP SSgA Small-Cap Index Fund - Service Class                                       0.32%             0.25%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                     0.90%             0.25%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                 0.35%             0.25%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                 0.71%             0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                    0.72%             0.25%
LVIP Templeton Growth RPM Fund - Service Class(14)                                   0.70%             0.25%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                               0.75%             0.25%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                           0.25%             0.25%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                      0.25%             0.25%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                      0.70%             0.35%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                   0.69%             0.35%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                             0.75%             0.25%
MFS (Reg. TM) VIT Growth Series - Service Class                                      0.73%             0.25%
MFS (Reg. TM) VIT Utilities Series - Service Class                                   0.73%             0.25%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                     0.85%             0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)       0.74%             0.25%
Putnam VT Global Health Care Fund - Class IB                                         0.63%             0.25%
Putnam VT Growth & Income Fund - Class IB                                            0.48%             0.25%
Templeton Global Bond VIP Fund - Class 2(4)                                          0.46%             0.25%
Templeton Growth VIP Fund - Class 2(4)                                               0.75%             0.25%



                                                                                     Other
                                                                                     Expenses
                                                                                     (before any       Acquired
                                                                                     waivers/          Fund
                                                                                     reimburse-        Fees and
                                                                                 +   ments)        +   Expenses   =
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                            0.06%            0.33%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                       0.03%            0.36%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)               0.06%            0.33%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                              0.04%            0.37%
LVIP SSgA S&P 500 Index Fund - Service Class                                            0.06%            0.00%
LVIP SSgA Small-Cap Index Fund - Service Class                                          0.07%            0.00%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                        0.68%            0.37%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                    0.07%            0.00%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                    0.07%            0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                       0.07%            0.00%
LVIP Templeton Growth RPM Fund - Service Class(14)                                      0.09%            0.01%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                                  0.10%            0.01%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                              0.09%            0.11%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                         0.14%            0.19%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                         0.54%            0.64%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                      0.33%            0.65%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                                0.25%            0.00%
MFS (Reg. TM) VIT Growth Series - Service Class                                         0.05%            0.00%
MFS (Reg. TM) VIT Utilities Series - Service Class                                      0.07%            0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                        0.19%            0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)          0.08%            0.12%
Putnam VT Global Health Care Fund - Class IB                                            0.19%            0.00%
Putnam VT Growth & Income Fund - Class IB                                               0.14%            0.00%
Templeton Global Bond VIP Fund - Class 2(4)                                             0.05%            0.00%
Templeton Growth VIP Fund - Class 2(4)                                                  0.03%            0.00%



                                                                                                             Total
                                                                                 Total         Total         Expenses
                                                                                 Expenses      Contractual   (after
                                                                                 (before any   waivers/      Contractual
                                                                                 waivers/      reimburse-    waivers/
                                                                                 reimburse-    ments         reimburse-
                                                                                 ments)        (if any)      ments)
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                        0.89%          -0.11%         0.78%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                   0.89%          -0.10%         0.79%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)           0.89%          -0.11%         0.78%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                          0.91%          -0.10%         0.81%
LVIP SSgA S&P 500 Index Fund - Service Class                                        0.48%           0.00%         0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                      0.64%           0.00%         0.64%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                    2.20%          -1.33%         0.87%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                0.67%           0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                1.03%           0.00%         1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                   1.04%           0.00%         1.04%
LVIP Templeton Growth RPM Fund - Service Class(14)                                  1.05%           0.00%         1.05%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                              1.11%          -0.11%         1.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                          0.70%          -0.05%         0.65%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                     0.83%          -0.09%         0.74%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                     2.23%          -1.14%         1.09%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                  2.02%          -0.92%         1.10%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                            1.25%          -0.10%         1.15%
MFS (Reg. TM) VIT Growth Series - Service Class                                     1.03%           0.00%         1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                                  1.05%           0.00%         1.05%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                    1.04%           0.00%         1.04%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)      1.19%          -0.12%         1.07%
Putnam VT Global Health Care Fund - Class IB                                        1.07%           0.00%         1.07%
Putnam VT Growth & Income Fund - Class IB                                           0.87%           0.00%         0.87%
Templeton Global Bond VIP Fund - Class 2(4)                                         0.76%           0.00%         0.76%
Templeton Growth VIP Fund - Class 2(4)                                              1.03%           0.00%         1.03%

(1) As described in the "Management of the Funds" section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2014 to April 30, 2015.

(3) Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.27%). The agreement may be terminated with the consent of the fund's Board.

(4) The Fund administration fee is paid indirectly through the management fee.

(5) Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(6) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(7) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.75% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(8) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.

(10) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; and 0.10% in excess of $500 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(11) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(12) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund's average daily net assets; 0.10% on the next $500 million of the Fund's average daily net assets and 0.13% of the Fund's average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(13) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(15)  The Management Fee was restated to reflect the current fee of the Fund.

(16) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(17) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% on the first $25 million of the Fund's average daily net assets and 0.05% on the next $50 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.98% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(19) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.60% of the Fund's average daily net assets Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(20) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(21) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(22) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(23) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.58% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(24) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(25) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund's average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(26) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class). The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(28) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(29) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(30) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(31) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.70% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(32) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(33) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(34) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(36) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Management Fee was restated to reflect the current fee of the Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(37) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(38) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.56% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(39) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.50% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(40) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(41) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(42) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(43) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(44) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(45) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(46) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(47) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(48) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(49) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(50) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2015.

(51) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,377       $2,593       $3,262       $6,236

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $677      $1,993       $3,262       $6,236

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,360       $2,588       $3,324       $6,705

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $660      $1,988       $3,324       $6,705

The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......  $1,416   $2,718    $3,480    $6,711
      Level Benefit Option.......  $1,465   $2,858    $3,704    $7,101

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......   $716    $2,118    $3,480    $6,711
      Level Benefit Option.......   $765    $2,258    $3,704    $7,101

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts - Sample Portfolios.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

What is a Persistency Credit? A Persistency Credit of 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states) of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of Guaranteed Income Benefit or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) are available for election only at the time the contract is purchased. For all contracts, Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A, B and C to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.

Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.

  o Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
    This fund is not available in contracts issued on or after May 24, 2004, but will reopen for all contracts on or about May 19, 2014.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15,
2010.

  o Growth Fund (Class 2): Capital growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15,
2010.

  o International Fund (Class 2): Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o U.S. Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o Value Series (Service Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)
    This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 19, 2014.

  o Templeton Growth VIP Fund (Class 2): Long-term capital growth. (Sub-advised by Templeton Asset Management Limited)
     (formerly Templeton Growth Securities Fund)
     This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Shares): Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.


Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund
    Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund (Service Class II):
     Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities. (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Sub-advised by Wellington Management Company, LLP)

  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Service Class): Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Service Class): Long-term capital growth.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
    (Sub-advised by J. P. Morgan Investment Management, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
    This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Sub-advised by Wellington Management Company, LLP)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
     (Sub-advised by Delaware Management Company)*

  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC

  o Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
     This fund is not available in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund (Class IB): Capital growth and current income. (Sub-advised by Putnam Investments Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:

                                       Estate         Enhanced Guaranteed     Guarantee of
                                    Enhancement          Minimum Death      Principal Death   Account Value
                                Benefit rider (EEB)     Benefit (EGMDB)         Benefit       Death Benefit
                               --------------------- --------------------- ----------------- --------------
      Mortality and expense risk
  charge......................        2.05%                 1.85%               1.60%            1.55%
      Administrative charge...        0.10%                 0.10%               0.10%            0.10%
                                       ----                  ----                ----             ----
      Total annual charge for
  each Subaccount*............        2.15%                 1.95%               1.70%            1.65%

* For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. For contracts purchased on or after July 22, 2005, and prior to November 14, 2011, the total annual charges are: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.


                                                               Number of contract
                                                               anniversaries since
                                                              Purchase Payment was
                                                                    invested
                                                             -----------------------
                                                               0    1    2    3   4+
                                                             ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7%   7%   6%   6%   0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
 o Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:

  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and Persistency Credits until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base.

This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

All versions of this rider are no longer available for purchase.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% (2.50% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.75% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.00% (2.80% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.90% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.20% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed

Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.

1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...........  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.75% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 3.00% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.


 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current

Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.



 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%




Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.



              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%




              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.

  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                      $100,000

 LTC Guaranteed Amount:
 Extension Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                 * $350 Acceleration Benefit Charge (0.35% * $100,000 LTC
                                                                Guaranteed Amount) + $760 Extension Benefit
                                                                Charge (0.38% * $200,000 Extension Benefit) + $120 Optional
                                                                Nonforfeiture Charge (0.06%* $200,000
                                                                Extension Benefit) = $1,230 annual LTC Charge



 LTC Guaranteed Amount:                                          $100,000
 Extension Benefit:                                              $200,000
 Acceleration Benefit Charge Annual Percentage Rate:             0.35%
 Extension Benefit Charge Annual Percentage Rate:                0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:   0.06%
 LTC Charge (Annual)*:                                             $1,230




 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            *$500.00 Acceleration Benefit
                                                                                           Charge (0.50% * $100,000 LTC
                                                                                           Guaranteed Amount)) + $760.00
                                                                                           Extension
                                                                                           Benefit Charge (0.38% * $200,000
                                                                                           Extension Benefit) + $120.00
                                                                                           Optional Nonforfeiture Benefit
                                                                                           Charge
                                                                                           (0.06%* $200,000 Extension Benefit)=
                                                                                           $1,380 annual LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Growth Benefit:                                                                                  $0
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.50%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,380


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or

 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.


Persistency Credits

Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states). This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:

 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Sample Portfolios

You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue and are not available for election with any Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio's specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.

Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that a portfolio will not reflect the return expectations or risk tolerance that was expected over time.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance
  between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.

                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues

 UPON DEATH OF:    AND...                            AND...                            DEATH BENEFIT PROCEEDS PASS TO:
Annuitant**       The Contractowner is a trust or   No contingent Annuitant allowed   designated Beneficiary
                  other non-natural person          with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the contract changes), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage or Lincoln Long-Term CareSM Advantage.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.


                                                                                          YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                         AND THE DATE OF ELECTION IS...  INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)               On or after July 16, 2012        Option 3 for Managed Risk
                                                                                         riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit    On or after May 21, 2012         Option 3 for Managed Risk
(Managed Risk)                                                                           riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed        On or after April 2, 2012        Option 3 for Managed Risk
Risk)                                                                                    riders
 Lincoln Long-Term CareSM Advantage                      On or after April 11, 2011       Option 3
Lincoln Lifetime IncomeSM Advantage 2.0                 On or after November 15, 2010    Option 3

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Franklin Income VIP Fund
 o Franklin Mutual Shares VIP Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP Managed Risk Profile 2040 Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP Multi-Manager Global Equity RPM Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o MFS (Reg. TM) VIT Growth Series
 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Putnam VT Global Health Care Fund
 o Templeton Growth VIP Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and ClearBridge Variable Mid Cap Core Portfolio which are not available. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:


 Group 1                                                   Group 2
Investments must be at least 25% of Contract              Investments cannot exceed 75% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) High Yield Series                 and as discussed below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



 Group 1                                                   Group 3
Investments must be at least 25% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Delaware VIP (Reg. TM) REIT Series
 Delaware VIP (Reg. TM) High Yield Series                 DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP BlackRock Emerging Markets RPM Fund
  Series                                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund

The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Templeton Growth RPM Fund 33% and Franklin Mutual Shares VIP Fund 33%).

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model.

After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund

The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Delaware VIP (Reg. TM) Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund

o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund

Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:


 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage), or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement

Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):


                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

For contracts issued on or after August 26, 2013, 4LATER (Reg. TM) Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). Only contracts purchased prior to August 26, 2013, are eligible to add a rider after the contract is issued. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;

 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.


8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.


           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0(Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts - Investment Requirements.

The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
 o We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.
 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed

  Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.

 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.
 o If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).

Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider. In addition, the EEB Death Benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts - Investment Requirements.


Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:

 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.



Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.
Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.


 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.



  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.

Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States
 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.


 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.

Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.


Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.


Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.


Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.


Acc leration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results

                                       -


                                                        Growth Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit

Gro th Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account
o   Each annual step-up is not affected by subsequent investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.


 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).



 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.

We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.


 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).



 Extension Benefit = twice the initial Acceleration Benefit ( Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (as adjusted), less Extension Benefit payments.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                       $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                         $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Purchase Payment:                            $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                    $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                            $400,000
 Contract Value after additional Purchase Payment:                                          $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.


 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.


                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.


* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

  Example: The following is an example of how taking less than the Maximum Monthly Level
Benefit impacts future Maximum
  Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension
Benefit Duration. This example also
  illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
Year. Assume LTC Benefit payments
  begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly
Level Benefit each month.
  On 5th contract anniversary:
  Acceleration Benefit:                                                       $100,000
  Acceleration Benefit Duration:                                             24 months
  Extension Benefit:                                                          $200,000
  Extension Benefit Duration:                                                48 months
  Maximum Monthly Level Benefit: ($100,000/24)                               $4,166.67
  Monthly LTC Benefit payment (50% of $4,166.67)                             $2,083.33
  On the 6th contract anniversary:

 Remaining Acceleration Benefit:

                                           ($100,000 - LTC Benefit payments of $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit): ($75,000 /
                                          $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($75,000 / $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit each year):
                                          ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($200,000 /
                                          $4,166.67)



 Remaining Acceleration Benefit:
                                            $75,000
 Remaining Acceleration Benefit Duration
                                           36 months
 Remaining Acceleration Benefit Duration
                                           18 months
 Remaining Extension Benefit:              $200,000
 Remaining Extension Benefit Duration
                                           96 months
 Remaining Acceleration Benefit Duration
                                           48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;
 o                                                                                          The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                          The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.

Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.

 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:      $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.


 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.


 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:


Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.


*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


  Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
Maximum Monthly Level Benefit
  amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
  from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to
90th day after the contract date.
  Acceleration Benefit on 5th contract anniversary:                          $100,000

 Extension Benefit on 5th contract anniversary:
 Contract Value on 5th contract anniversary:
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:
 Growth Benefit

                                                                                            ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit

                                                                                            ($100,000 - 24 months of
                                                                                           Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                                                            [($20,000 Growth Benefit -
                                                                                           (($100,000 Acceleration Benefit +
                                                                                           $200,000 Extension Benefit) -
                                                                                           $4,166.67
                                                                                           Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



 Extension Benefit on 5th contract anniversary:                                              $200,000
 Contract Value on 5th contract anniversary:                                                 $120,000
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:   $120,000
 Growth Benefit
                                                                                              $20,000
 Maximum Monthly Level Benefit
                                                                                            $4,166.67
 Maximum Monthly Growth Benefit
                                                                                              $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):                                         $4,444.45

Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.


 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.

Electing to Receive LTC Benefits Before the 5th Contract Anniversary

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.

                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months

                      LTC Benefit Duration Chart
 Contract Year of First      Acceleration      Extension      Total LTC
   Request for Maximum          Benefit         Benefit        Benefit
  Level Benefit amounts        Duration         Duration      Duration
           6+                 24 months       48 months      72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.


When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.

  Example: Continuing the example illustrated by the chart, if you started to receive
Acceleration Benefit payments during the 3rd
  Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
  LTC Guaranteed Amount as of 2nd contract anniversary:                      $100,000
  Acceleration Benefit (equals LTC Guaranteed Amount):                       $100,000

 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The
total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000
  Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the
annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension
  Benefit Durations of 24 and 48
months
 respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly
  Level Benefit will not change
the
 following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the
5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase.
In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to
the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the
Extension
 Benefit divided by the recalculated Maximum Monthly Level Benefit.



 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
 Benefit divided by the recalculated Maximum Monthly Level Benefit.



 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. See The Contracts-Surrenders and Withdrawals and Charges and Other Deductions- Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See General Provisions-Contract Free Withdrawal Provision for additional information.


Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.

 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
               (a)    equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract
                     anniversary (or, prior to the first contract anniversary, the contract date); and
               (b)    equals all prior withdrawals in that Contract Year.

Excess Withdrawals

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.


 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.


 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928

 Extension Benefit after Excess Withdrawal

                                                                                 [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                 [$5,000 Maximum Monthly Level Benefit x
                                                                                (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                 [$2,778 Maximum Monthly Growth Benefit x
                                                                                (1-4.71%)]:



 Extension Benefit after Excess Withdrawal
                                                                                 $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                   $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:   $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                   $2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit);
 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.

 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.


Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:


                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%

Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract's free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions - Surrender Charge for additional information on the free amount.


Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.


Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $330.00 per day or $120,450 annually for 2014), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.


Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.


Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.


LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract's free-look period, any applicable surrender charges will be deducted from the Contract Value.


Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:

    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;

 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:







                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (L Share)
                    Lincoln Life Variable Annuity Account N









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (L Share).


                                 (Please Print)


Name: -------------------------------------------------------------------------






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City --------------------------------------------------- State ---------
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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                     (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
ABVPSF Global Thematic Growth
2004  .       N/A         N/A         N/A         10.412    10.758        19          3.896     4.029        127
2005  .      10.709     10.891          1*        10.758    10.962        31          4.029     4.110        203
2006  .      10.891     11.582          2         10.962    11.680        34          4.110     4.384        180
2007  .      11.582     13.625          1*        11.680    13.768        46          4.384     5.173        154
2008  .      13.625      7.023          1*        13.768     7.111        41          5.173     2.674        131
2009  .       7.023     10.552          3          7.111    10.706        39          2.674     4.030        102
2010  .       N/A         N/A         N/A         10.706    12.482        36          4.030     4.704         92
2011  .       N/A         N/A         N/A         12.482     9.398        33          4.704     3.545         76
2012  .       N/A         N/A         N/A          9.398    10.467        25          3.545     3.951         48
2013  .       N/A         N/A         N/A         10.467    12.649        21          3.951     4.780         46
---------    ------     ------        ---         ------    ------        --          -----     -----        ---
ABVPSF Growth and Income(1)
2004  .      11.191     12.212         31         11.243    12.294       469         10.256    11.226        793
2005  .      12.212     12.533         58         12.294    12.642       755         11.226    11.556      1,263
2006  .      12.533     14.386         59         12.642    14.540       687         11.556    13.304      1,116
2007  .      14.386     14.802         53         14.540    14.990       617         13.304    13.729        968
2008  .      14.802      8.613         33         14.990     8.740       478         13.729     8.013        778
2009  .       8.613     10.170         31          8.740    10.341       365          8.013     9.490        599
2010  .      10.170     11.256         18         10.341    11.468       284          9.490    10.535        459
2011  .      11.256     11.715         13         11.468    11.959       227         10.535    10.997        344
2012  .      11.715     13.476          9         11.959    13.785       193         10.997    12.689        297
2013  .      13.476     15.736          9         13.785    16.109       175         12.689    14.833        272
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
ABVPSF International Value(2)
2006  .      10.559     11.825          9          9.574    11.839        84          9.891    11.846         77
2007  .      11.825     12.248         11         11.839    12.287       219         11.846    12.309         99
2008  .      12.248      5.614          8         12.287     5.643       102         12.309     5.659         80
2009  .       5.614      7.401          6          5.643     7.454        70          5.659     7.482         52
2010  .       7.401      7.574          1*         7.454     7.644        57          7.482     7.680         19
2011  .       7.574      5.987          1*         7.644     6.054        44           7.68     6.089         37
2012  .       5.987      6.708          1*         6.054     6.797        39          6.089     6.843         35
2013  .       6.708      7.374          1*         6.797     7.478        38          6.843     7.532         33
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
ABVPSF Large Cap Growth
2004  .       9.813     10.431          6          9.858    10.500        27          5.160     5.502        109
2005  .      10.431     11.754         11         10.500    11.856        82          5.502     6.218        226
2006  .      11.754     11.459         11         11.856    11.581        72          6.218     6.080        181
2007  .      11.459     12.775          9         11.581    12.936        67          6.080     6.798        151
2008  .      12.775      7.543          8         12.936     7.654        52          6.798     4.026        123
2009  .       7.543     10.147          8          7.654    10.317        50          4.026     5.432        101
2010  .      10.147     10.935          2         10.317    11.140        46          5.432     5.872         65
2011  .      10.935     10.378          2         11.140    10.594        43          5.872     5.590         40
2012  .      10.378     11.825          1*        10.594    12.097        18          5.590     6.389         33
2013  .      11.825     15.895          1*        12.097    16.294        17          6.389     8.615         25
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
ABVPSF Small/Mid Cap Value
2004  .      15.072     17.609          6         15.140    17.724        90         15.174    17.781        110
2005  .      17.609     18.423         11         17.724    18.581       155         17.781    18.660        180
2006  .      18.423     20.644         11         18.581    20.862       152         18.660    20.971        163
2007  .      20.644     20.564         11         20.862    20.824       135         20.971    20.954        174
2008  .      20.564     12.964         10         20.824    13.154       158         20.954    13.250        143
2009  .      12.964     18.146          7         13.154    18.449       113         13.250    18.602        102
2010  .      18.146     22.539          6         18.449    22.961        88         18.602    23.174         84
2011  .      22.539     20.208          3         22.961    20.627        80         23.174    20.840         67
2012  .      20.208     23.490          4         20.627    24.025        84         20.840    24.297         53
2013  .      23.490     31.722          4         24.025    32.510        86         24.297    32.910         48
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Inflation Protection(3)
2004  .      10.042    10.389         9          9.991    10.401        165        10.000    10.407        285
2005  .      10.389    10.352        39         10.401    10.385        741        10.407    10.402      1,011
2006  .      10.352    10.317        37         10.385    10.371        712        10.402    10.398        939
2007  .      10.317    11.085        34         10.371    11.165        643        10.398    11.206        867
2008  .      11.085    10.702        24         11.165    10.802        659        11.206    10.851        874
2009  .      10.702    11.576        21         10.802    11.707        520        10.851    11.772        699
2010  .      11.576    11.938        21         11.707    12.096        462        11.772    12.176        550
2011  .      11.938    13.089        14         12.096    13.289        327        12.176     13.39        452
2012  .      13.089    13.791        14         13.289    14.030        258         13.39    14.151        377
2013  .      13.791    13.479        15         14.030    13.724        255        14.151    13.847        361
---------    ------    ------        --         ------    ------        ---        ------    ------      -----
American Funds Global Growth
2004  .      10.292    11.249        24         10.000    11.263        148        10.000    11.269        195
2005  .      11.249    12.591       126         11.263    12.631        356        11.269    12.652        505
2006  .      12.591    14.878       132         12.631    14.955        397        12.652    14.994        559
2007  .      14.878    16.765       129         14.955    16.886        426        14.994    16.947        573
2008  .      16.765    10.135       117         16.886    10.228        321        16.947    10.275        495
2009  .      10.135    14.151        97         10.228    14.310        258        10.275    14.390        365
2010  .      14.151    15.515        86         14.310    15.721        219        14.390    15.825        295
2011  .      15.515    13.870        79         15.721    14.083        167        15.825    14.190        249
2012  .      13.870    16.680        69         14.083    16.969        153        14.190    17.116        187
2013  .      16.680    21.141        65         16.969    21.551        109        17.116    21.759        162
---------    ------    ------       ---         ------    ------        ---        ------    ------      -----
American Funds Global Small Capitalization
2004  .      14.955    17.738        15         15.024    17.855        195         8.562    10.186        504
2005  .      17.738    21.817        35         17.855    22.004        393        10.186    12.566        910
2006  .      21.817    26.555        37         22.004    26.837        417        12.566    15.341        886
2007  .      26.555    31.638        24         26.837    32.039        381        15.341    18.333        849
2008  .      31.638    14.428        18         32.039    14.640        320        18.333     8.385        563
2009  .      14.428    22.834        17         14.640    23.215        255         8.385    13.311        422
2010  .      22.834    27.426        15         23.215    27.940        227        13.311    16.036        346
2011  .      27.426    21.758        11         27.940    22.210        180        16.036    12.760        250
2012  .      21.758    25.229        10         22.210    25.805        159        12.760    14.840        198
2013  .      25.229    31.755         8         25.805    32.545        154        14.840    18.734        173
---------    ------    ------       ---         ------    ------        ---        ------    ------      -----
American Funds Growth
2004  .      12.247    13.518       144         12.303    13.608      1,988         7.165     7.933      4,791
2005  .      13.518    15.412       438         13.608    15.544      3,418         7.933     9.071      7,812
2006  .      15.412    16.667       458         15.544    16.844      3,356         9.071     9.839      7,466
2007  .      16.667    18.372       447         16.844    18.605      2,980         9.839    10.878      6,704
2008  .      18.372    10.100       393         18.605    10.248      2,519        10.878     5.998      5,572
2009  .      10.100    13.815       330         10.248    14.046      2,176         5.998     8.229      4,375
2010  .      13.815    16.088       281         14.046    16.390      1,742         8.229     9.612      3,448
2011  .      16.088    15.110       222         16.390    15.424      1,356         9.612     9.055      2,727
2012  .      15.110    17.478       118         15.424    17.877      1,042         9.055    10.505      2,127
2013  .      17.478    22.311       108         17.877    22.867        860        10.505    13.451      1,773
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
American Funds Growth-Income
2004  .      11.773    12.749       174         11.826    12.833      2,408        11.024    11.975      4,130
2005  .      12.749    13.239       515         12.833    13.352      3,931        11.975    12.472      6,424
2006  .      13.239    14.965       535         13.352    15.123      3,848        12.472    14.140      6,348
2007  .      14.965    15.424       512         15.123    15.618      3,480        14.140    14.617      5,882
2008  .      15.424     9.405       444         15.618     9.543      2,999        14.617     8.940      4,502
2009  .       9.405    12.111       387          9.543    12.313      2,508         8.940    11.547      3,548
2010  .      12.111    13.241       314         12.313    13.489      1,968        11.547    12.663      2,863
2011  .      13.241    12.754       252         13.489    13.019      1,606        12.663    12.233      2,332
2012  .      12.754    14.702       135         13.019    15.037      1,344        12.233    14.144      1,910
2013  .      14.702    19.258       120         15.037    19.736      1,123        14.144    18.583      1,603
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International
2004  .      11.979    14.025        48         12.033    14.116        631         6.896     8.098      1,746
2005  .      14.025    16.720       134         14.116    16.863      1,240         8.098     9.683      2,934
2006  .      16.720    19.519       137         16.863    19.725      1,241         9.683    11.338      2,903
2007  .      19.519    22.986       134         19.725    23.275      1,178        11.338    13.392      2,702
2008  .      22.986    13.053       108         23.275    13.243        901        13.392     7.628      2,086
2009  .      13.053    18.323        92         13.243    18.628        698         7.628    10.740      1,536
2010  .      18.323    19.279        80         18.628    19.639        545        10.740    11.334      1,209
2011  .      19.279    16.274        68         19.639    16.612        464        11.334     9.596        963
2012  .      16.274    18.828        61         16.612    19.256        393         9.596    11.135        780
2013  .      18.828    22.470        55         19.256    23.028        334        11.135    13.329        651
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      11.316    11.551         3         10.085    11.566         90        10.203    11.573        164
2010  .      11.551    12.440         8         11.566    12.481        305        11.573    12.501        397
2011  .      12.440    11.762         5         12.481    11.823        391        12.501    11.854        490
2012  .      11.762    12.690         5         11.823    12.783        462        11.854    12.829        346
2013  .      12.690    14.247         6         12.783    14.379        336        12.829    14.446        282
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
Delaware VIP Diversified Income
2004  .      10.080    10.855        24         10.011    10.868        247        10.000    10.875        353
2005  .      10.855    10.588        55         10.868    10.622        843        10.875    10.639        962
2006  .      10.588    11.175        54         10.622    11.233        902        10.639    11.263      1,014
2007  .      11.175    11.778        50         11.233    11.863        917        11.263    11.906      1,179
2008  .      11.778    10.990        42         11.863    11.092      1,009        11.906    11.143      1,101
2009  .      10.990    13.658        45         11.092    13.812        856        11.143    13.889        955
2010  .      13.658    14.455        55         13.812    14.647        750        13.889    14.744        853
2011  .      14.455    15.056        45         14.647    15.286        614        14.744    15.403        746
2012  .      15.056    15.788        34         15.286    16.062        529        15.403    16.201        621
2013  .      15.788    15.271        16         16.062    15.567        419        16.201    15.717        502
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
Delaware VIP Emerging Markets
2004  .      19.318    25.668         9         10.137    13.560         54        14.430    19.378         37
2005  .      25.668    32.013        39         13.560    16.946        190        19.378    24.241        160
2006  .      32.013    39.833        45         16.946    21.127        275        24.241    30.253        174
2007  .      39.833    54.134        44         21.127    28.769        257        30.253    41.238        175
2008  .      54.134    25.662        40         28.769    13.666        178        41.238    19.608        141
2009  .      25.662    44.737        37         13.666    23.871        145        19.608    34.285        108
2010  .      44.737    51.889        29         23.871    27.743        124        34.285    39.886         86
2011  .      51.889    40.729        23         27.743    21.819        114        39.886    31.401         80
2012  .      40.729    45.632         4         21.819    24.495         67        31.401    35.287         61
2013  .      45.632    49.187         4         24.495    26.456        110        35.287    38.150         59
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
Delaware VIP High Yield
2004  .      12.969    14.509        27         13.025    14.602        297        10.676    11.980        715
2005  .      14.509    14.712        54         14.602    14.835        504        11.980    12.184      1,087
2006  .      14.712    16.196        41         14.835    16.364        504        12.184    13.453        952
2007  .      16.196    16.296        35         16.364    16.498        465        13.453    13.576        859
2008  .      16.296    12.083        24         16.498    12.257        371        13.576    10.097        653
2009  .      12.083    17.624        24         12.257    17.914        283        10.097    14.771        532
2010  .      17.624    19.871        18         17.914    20.238        252        14.771    16.705        504
2011  .      19.871    19.951        11         20.238    20.361        207        16.705    16.823        366
2012  .      19.951    22.973         9         20.361    23.492        155        16.823    19.429        274
2013  .      22.973    24.564         7         23.492    25.169        125        19.429    20.837        227
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .       9.948     9.906         4          9.852     9.919          1*        9.995     9.924         31
2006  .       9.906    10.141         4          9.919    10.173          5         9.924    10.190         14
2007  .      10.141    10.371         4         10.173    10.425         76        10.190    10.452         15
2008  .      10.371    10.110         3         10.425    10.183         98        10.452    10.220        202
2009  .      10.110    11.168         3         10.183    11.272        148        10.220    11.323        233
2010  .      11.168    11.429         8         11.272    11.558        228        11.323    11.622        247
2011  .      11.429    11.500        14         11.558    11.654        290        11.622    11.730        280
2012  .      11.500    11.569        10         11.654    11.746        468        11.730    11.835        260
2013  .      11.569    11.200        12         11.746    11.395        199        11.835    11.493        287
---------    ------    ------       ---         ------    ------      -----        ------    ------      -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP REIT
2004  .      14.376     18.490         26         14.440    18.611       239         15.436    19.913        372
2005  .      18.490     19.387         39         18.611    19.552       407         19.913    20.941        604
2006  .      19.387     25.171         41         19.552    25.436       387         20.941    27.270        564
2007  .      25.171     21.195         30         25.436    21.461       315         27.270    23.032        475
2008  .      21.195     13.458         22         21.461    13.654       246         23.032    14.668        318
2009  .      13.458     16.273         20         13.654    16.543       193         14.668    17.790        244
2010  .      16.273     20.215         13         16.543    20.592       144         17.790    22.166        175
2011  .      20.215     21.941          7         20.592    22.395       120         22.166    24.131        143
2012  .      21.941     25.103          9         22.395    25.674       112         24.131    27.692        117
2013  .      25.103     25.104          6         25.674    25.727        88         27.692    27.776         99
---------    ------     ------         --         ------    ------       ---         ------    ------        ---
Delaware VIP Small Cap Value
2004  .      15.161     18.023         20         15.230    18.142       210         16.735    19.955        328
2005  .      18.023     19.302        112         18.142    19.468       473         19.955    21.435        616
2006  .      19.302     21.947        133         19.468    22.181       480         21.435    24.445        614
2007  .      21.947     20.061        127         22.181    20.315       440         24.445    22.412        541
2008  .      20.061     13.765        120         20.315    13.967       378         22.412    15.424        457
2009  .      13.765     17.769        108         13.967    18.066       265         15.424    19.970        352
2010  .      17.769     22.999         92         18.066    23.430       200         19.970    25.926        260
2011  .      22.999     22.207         75         23.430    22.669       168         25.926    25.109        205
2012  .      22.207     24.760         15         22.669    25.325       117         25.109    28.079        163
2013  .      24.760     32.352         12         25.325    33.158        85         28.079    36.800        130
---------    ------     ------        ---         ------    ------       ---         ------    ------        ---
Delaware VIP Smid Cap Growth(4)
2004  .      13.262     14.615         14         13.322    14.711       286          6.740     7.450        802
2005  .      14.615     15.145         22         14.711    15.275       338          7.450     7.744      1,063
2006  .      15.145     15.950         23         15.275    16.119       295          7.744     8.180        995
2007  .      15.950     17.287         15         16.119    17.504       268          8.180     8.892        873
2008  .      17.287      9.013         12         17.504     9.145       222          8.892     4.650        656
2009  .       9.013     13.652          9          9.145    13.879       183          4.650     7.065        511
2010  .      16.196     18.310          5         16.491    18.652       144          8.401     9.503        366
2011  .      18.310     19.384          4         18.652    19.786       116          9.503    10.091        280
2012  .      19.384     21.057          3         19.786    21.536        90         10.091    10.995        244
2013  .      21.057     29.126          4         21.536    29.849        75         10.995    15.254        186
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Delaware VIP U.S. Growth
2004  .       9.773      9.880         12          9.820     9.947       255          9.841     9.978        410
2005  .       9.880     11.091         17          9.947    11.188       294          9.978    11.235        417
2006  .      11.091     11.106         16         11.188    11.226       271         11.235    11.284        351
2007  .      11.106     12.246         10         11.226    12.403       235         11.284    12.479        308
2008  .      12.246      6.865          7         12.403     6.967       185         12.479     7.017        222
2009  .       6.865      9.629          6          6.967     9.792       173          7.017     9.872        164
2010  .       9.629     10.727          5          9.792    10.930       149          9.872    11.031        126
2011  .      10.727     11.315          2         10.930    11.552       160         11.031    11.670        109
2012  .      11.315     12.873          1*        11.552    13.170       114         11.670    13.317        123
2013  .      12.873     16.982          3         13.170    17.407        89         13.317    17.620        104
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Delaware VIP Value
2004  .      11.104     12.484          5         11.155    12.567        91         10.959    12.358        121
2005  .      12.484     12.959          7         12.567    13.070       370         12.358    12.866        425
2006  .      12.959     15.740          8         13.070    15.908       349         12.866    15.675        455
2007  .      15.740     14.982         13         15.908    15.171       333         15.675    14.964        369
2008  .      14.982      9.765          4         15.171     9.908       238         14.964     9.783        250
2009  .       9.765     11.272          4          9.908    11.461       184          9.783    11.327        201
2010  .      11.272     12.755          3         11.461    12.994       149         11.327    12.855        159
2011  .      12.755     13.674          2         12.994    13.958       143         12.855    13.823        165
2012  .      13.674     15.353          3         13.958    15.704        95         13.823    15.567        129
2013  .      15.353     20.092          5         15.704    20.592        97         15.567    20.433        119
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
DWS Alternative Asset Allocation
2009  .       N/A         N/A         N/A         10.830    11.479         4         10.740    11.491          7
2010  .      11.468     12.619          1*        11.479    12.657        25         11.491    12.683         14
2011  .      12.619     11.995          1*        12.657    12.056        26         12.683    12.093         17
2012  .       N/A         N/A         N/A         12.056    12.963        11         12.093    13.015         26
2013  .      12.584     12.724          1*        12.963    12.840         7         13.015    12.905         16
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
DWS VIT Equity 500 Index(1)
2004  .      12.119     13.000          3         12.026    13.043        86         12.033    13.064        203
2005  .      13.000     13.319          9         13.043    13.389       178         13.064    13.424        297
2006  .      13.319     15.061          4         13.389    15.170       185         13.424    15.225        262
2007  .      15.061     15.521          4         15.170    15.665       151         15.225    15.737        233
2008  .      15.521      9.542          3         15.665     9.650       108         15.737     9.704        177
2009  .       9.542     11.800          1*         9.650    11.957        86          9.704    12.036        139
2010  .      11.800     13.258          1*        11.957    13.462        62         12.036    13.565        115
2011  .      13.258     13.204          1*        13.462    13.433        43         13.565     13.55         93
2012  .      13.204     14.953          1*        13.433    15.243        33          13.55    15.391         63
2013  .      14.953     17.462          1*        15.243    17.814        32         15.391    17.993         56
---------    ------     ------          -         ------    ------       ---         ------    ------        ---
DWS VIT Small Cap Index(5)
2004  .       N/A         N/A         N/A         13.522    15.618        66         13.531    15.643        124
2005  .      15.567     15.884          1*        15.618    15.968        92         15.643    16.010        194
2006  .      15.884     18.264          1*        15.968    18.398        93         16.010    18.464        183
2007  .      18.264     17.534          1*        18.398    17.697        76         18.464    17.779        168
2008  .      17.534     11.298          3         17.697    11.426        54         17.779    11.490        105
2009  .      11.298     13.997          1*        11.426    14.184        49         11.490    14.278         76
2010  .      13.997     17.320          1*        14.184    17.586        39         14.278    17.721         53
2011  .       17.32     16.216          1*        17.586    16.498        30         17.721    16.641         45
2012  .      16.216     18.437          3         16.498    18.796        28         16.641    18.977         35
2013  .      18.437     21.552          3         18.796    21.988        27         18.977    22.209         33
---------    ------     ------        ---         ------    ------       ---         ------    ------        ---
Fidelity VIP Contrafund
2004  .      12.192     13.776         17         12.251    13.870       311         12.278    13.915        483
2005  .      13.776     15.769         68         13.870    15.909       814         13.915    15.975      1,012
2006  .      15.769     17.241         72         15.909    17.429       877         15.975    17.519      1,043
2007  .      17.241     19.843         64         17.429    20.100       853         17.519    20.224      1,000
2008  .      19.843     11.158         59         20.100    11.325       942         20.224    11.406        880
2009  .      11.158     14.830         34         11.325    15.083       862         11.406    15.206        732
2010  .      14.830     17.015         31         15.083    17.338       727         15.206    17.498        552
2011  .      17.015     16.229         24         17.338    16.571       488         17.498    16.741        452
2012  .      16.229     18.494         17         16.571    18.922       356         16.741    19.134        371
2013  .      18.494     23.763         14         18.922    24.361       364         19.134    24.659        318
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Fidelity VIP Equity-Income(1)
2004  .      11.503     12.555         19         11.556    12.637       337         10.570    11.571        639
2005  .      12.555     13.005         48         12.637    13.116       608         11.571    12.022      1,142
2006  .      13.005     15.303         45         13.116    15.465       533         12.022    14.188        999
2007  .      15.303     15.206         35         15.465    15.398       484         14.188    14.141        882
2008  .      15.206      8.532         31         15.398     8.657       417         14.141     7.958        690
2009  .       8.532     10.873         27          8.657    11.054       363          7.958    10.172        500
2010  .      10.873     12.260         22         11.054    12.489       289         10.172    11.504        336
2011  .       12.26     12.108         17         12.489    12.359       224         11.504    11.396        250
2012  .      12.108     13.907         14         12.359    14.223       199         11.396    13.128        208
2013  .      13.907     16.239         13         14.223    16.621       189         13.128    15.347        195
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2004  .      10.465     10.589          6         10.513    10.658        76          6.047     6.137        233
2005  .      10.589     10.962         22         10.658    11.055       276          6.137     6.372        775
2006  .      10.962     11.462         22         11.055    11.583       271          6.372     6.683        663
2007  .      11.462     14.245         18         11.583    14.424       266          6.683     8.330        570
2008  .      14.245      7.364         14         14.424     7.472       254          8.330     4.320        441
2009  .       7.364      9.246         14          7.472     9.400       212          4.320     5.440        338
2010  .       9.246     11.237         12          9.400    11.447       148          5.440     6.631        254
2011  .      11.237     11.022          9         11.447    11.251       115          6.631     6.524        212
2012  .      11.022     12.372         11         11.251    12.654        94          6.524     7.345        165
2013  .      12.372     16.510          9         12.654    16.920        70          7.345     9.831        130
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity VIP Mid Cap
2005  .      10.000     11.548          5          9.945    11.561        52         10.000    11.568         92
2006  .      11.548     12.736          7         11.561    12.776       346         11.568    12.796        184
2007  .      12.736     14.413          7         12.776    14.487       432         12.796    14.524        248
2008  .      14.413      8.540          7         14.487     8.602       312         14.524     8.632        252
2009  .       8.540     11.711          4          8.602    11.818       248          8.632    11.872        243
2010  .      11.711     14.774          8         11.818    14.939       256         11.872    15.022        228
2011  .      14.774     12.922          6         14.939    13.093       134         15.022    13.179        162
2012  .      12.922     14.525          5         13.093    14.747       115         13.179    14.859        142
2013  .      14.525     19.364          4         14.747    19.699        82         14.859    19.869        131
---------    ------     ------          -         ------    ------       ---         ------    ------        ---
Fidelity VIP Overseas(6)
2004  .      11.929     13.263         17         11.985    13.352       251          7.355     8.202        639
2005  .      13.263     15.458         53         13.352    15.592       490          8.202     9.588      1,268
2006  .      15.458     17.863         51         15.592    18.054       440          9.588    11.113      1,072
2007  .      17.863     20.515         38         18.054    20.777       378         11.113    12.801        918
2008  .      20.515     11.280         27         20.777    11.447       301         12.801     7.060        746
2009  .      11.280     13.970         35         11.447    14.205       266          7.060     8.770        565
2010  .      13.970     15.466         21         14.205    15.757       212          8.770     9.738        426
2011  .      15.466     12.543         15         15.757    12.805       170          9.738     7.921        337
2012  .      12.543     14.815         11         12.805    15.155       126          7.921     9.384        274
2013  .      14.815     16.517         11         15.155    16.909       115          9.384    10.474        257
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .      10.619     11.205          5         10.096    11.219       100         10.099    11.225        140
2007  .      11.205     11.407         14         11.219    11.444       371         11.225    11.462        429
2008  .      11.407      7.873          3         11.444     7.914       423         11.462     7.935        459
2009  .       7.873     10.475          9          7.914    10.550       313          7.935    10.589        377
2010  .      10.475     11.580          4         10.550    11.687       225         10.589    11.741        320
2011  .      11.580     11.633          9         11.687    11.764       165         11.741    11.830        271
2012  .      11.633     12.858          3         11.764    13.029       207         11.830    13.116        281
2013  .      12.858     14.375          6         13.029    14.595       168         13.116    14.707        249
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004  .      11.581     12.667         13         11.634    12.751       121          6.359     6.977        428
2005  .      12.667     13.024         21         12.751    13.136       193          6.977     7.195        720
2006  .      13.024     13.890         16         13.136    14.037       176          7.195     7.696        655
2007  .      13.890     15.160         16         14.037    15.352       158          7.696     8.425        615
2008  .      15.160      8.554         14         15.352     8.679       152          8.425     4.768        443
2009  .       8.554     12.050         13          8.679    12.251       131          4.768     6.737        348
2010  .      12.050     15.089         17         12.251    15.372       117          6.737     8.461        292
2011  .      15.089      14.09          6         15.372    14.382        73          8.461     7.925        215
2012  .       14.09     15.325          5         14.382    15.674        66          7.925     8.645        179
2013  .      15.325     17.841          5         15.674    18.262        73          8.645    10.076        172
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .      10.423     11.249          5          9.861    11.263        99          9.908    11.270         77
2007  .      11.249     11.421          8         11.263    11.458       275         11.270    11.477        295
2008  .      11.421      7.048          2         11.458     7.084       242         11.477     7.104        306
2009  .       7.048      8.716          3          7.084     8.779       186          7.104     8.812        220
2010  .       8.716      9.510          3          8.779     9.598       121          8.812     9.643        188
2011  .       9.510      9.233          3          9.598     9.337        94          9.643     9.391        177
2012  .       9.233     10.350          2          9.337    10.488        74          9.391    10.558        135
2013  .      10.350     13.025          2         10.488    13.225        60         10.558    13.327        113
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       N/A         N/A         N/A          9.911     9.870        42         10.000     9.876         29
2006  .      10.071     10.909          1*         9.870    10.943       129          9.876    10.960        113
2007  .      10.909     11.881          7         10.943    11.943       255         10.960    11.973        259
2008  .      11.881     12.381         13         11.943    12.470       239         11.973    12.514        339
2009  .      12.381     14.417         14         12.470    14.550       285         12.514    14.616        399
2010  .      14.417     16.190         44         14.550    16.372       226         14.616    16.463        349
2011  .      16.190     15.747         14         16.372    15.956       196         16.463    16.060        300
2012  .      15.747     17.779          2         15.956    18.050       132         16.060    18.187        230
2013  .      17.779     17.728          1*        18.050    18.035       103         18.187    18.190        200
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
FTVIPT Templeton Growth Securities
2004  .      11.575     13.177         25         11.630     13.266        134         10.340     11.807        273
2005  .      13.177     14.075         45         13.266     14.199        371         11.807     12.649        539
2006  .      14.075     16.822         40         14.199     17.004        355         12.649     15.163        553
2007  .      16.822     16.893         36         17.004     17.109        372         15.163     15.273        513
2008  .      16.893      9.560         29         17.109      9.702        316         15.273      8.669        389
2009  .       9.560     12.297         27          9.702     12.505        221          8.669     11.185        263
2010  .      12.297     12.958         24         12.505     13.203        163         11.185     11.821        207
2011  .      12.958     11.827         14         13.203     12.075        139         11.821     10.822        156
2012  .      11.827     14.049         10         12.075     14.372        125         10.822     12.894         98
2013  .      14.049     18.033         10         14.372     18.485         82         12.894     16.600         78
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
Invesco V.I. American Franchise
2006  .      11.447     11.250          1*        11.556     11.372         33         11.609     11.432          5
2007  .       N/A         N/A         N/A         11.372     12.492         32         11.432     12.571          5
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         12.571      7.098          3
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          7.098      8.432          1*
2010  .       N/A         N/A         N/A          8.363      9.472          2          8.432      9.560          1*
2011  .       N/A         N/A         N/A          9.472      8.556          2          9.560      8.645          1*
2012  .       N/A         N/A         N/A          9.815      9.442          2          9.919      9.549          1*
2013  .       N/A         N/A         N/A          9.442     12.977          2          9.549     13.138          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Invesco V.I. Core Equity
2006  .       N/A         N/A         N/A         10.700     11.530         16         10.750     11.591          3
2007  .       N/A         N/A         N/A         11.530     12.228         16         11.591     12.306          3
2008  .       N/A         N/A         N/A         12.228      8.377          1*        12.306      8.438          1*
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          8.438     10.628          1*
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         15.713     15.713          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Invesco V.I. International Growth
2004  .       N/A         N/A         N/A         11.094     13.493         18         11.117     13.535          9
2005  .       N/A         N/A         N/A         13.493     15.614         15         13.535     15.678          8
2006  .       N/A         N/A         N/A         15.614     19.630         17         15.678     19.731          9
2007  .       N/A         N/A         N/A         19.630     22.088         14         19.731     22.223         10
2008  .       N/A         N/A         N/A         22.088     12.910          2         22.223     13.002          4
2009  .       N/A         N/A         N/A         12.910     17.124          2         13.002     17.263          2
2010  .       N/A         N/A         N/A         17.124     18.958          2         17.263     19.132          2
2011  .       N/A         N/A         N/A         18.958     17.335          1*        19.132     17.511          2
2012  .       N/A         N/A         N/A         17.335     19.643          1*        17.511     19.862          1*
2013  .       N/A         N/A         N/A         19.643     22.926          1*        19.862     23.206          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Janus Aspen Global Research
2004  .      10.172     10.433          1*        10.221     10.504         33         10.245     10.539          5
2005  .      10.433     10.806          1*        10.504     10.901          6         10.539     10.949          5
2006  .      10.806     12.505          1*        10.901     12.640          4         10.949     12.708          5
2007  .      12.505     13.418          1*        12.640     13.591          1*        12.708     13.677          5
2008  .      13.418      7.266          1*         N/A         N/A         N/A         13.677      7.429          3
2009  .       7.266      9.796          1*         N/A         N/A         N/A          7.429     10.046          1*
2010  .       9.796     11.103          1*         N/A         N/A         N/A         10.046     11.420          1*
2011  .      11.103      9.370          1*         N/A         N/A         N/A         11.420      9.667          1*
2012  .       9.370     11.020          1*         N/A         N/A         N/A          9.667     11.403          1*
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Janus Aspen Series Balanced
2004  .       N/A         N/A         N/A         10.935     11.642        107         10.960     11.680         86
2005  .      11.566     12.218          1*        11.642     12.322        125         11.680     12.375        132
2006  .      12.218     13.237          1*        12.322     13.376        119         12.375     13.447        123
2007  .      13.237     14.324          1*        13.376     14.504        103         13.447     14.595        116
2008  .      14.324     11.797          1*        14.504     11.969        100         14.595     12.057         86
2009  .      11.797     14.536          1*        11.969     14.778        103         12.057     14.901         72
2010  .      14.536     15.421          1*        14.778     15.709         99         14.901     15.855         86
2011  .       N/A         N/A         N/A         15.709     15.653         95         15.855     15.815         75
2012  .       N/A         N/A         N/A         15.653     17.447         86         15.815     17.646         52
2013  .       N/A         N/A         N/A         17.447     20.550         85         17.646     20.805         40
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Aspen Series Enterprise
2004  .      10.612     12.544          1*        10.659     12.625         15         10.680     12.662         48
2005  .      12.544     13.788          7         12.625     13.905         65         12.662     13.960         93
2006  .      13.788     15.329          3         13.905     15.490         65         13.960     15.566         75
2007  .      15.329     18.310          2         15.490     18.540         50         15.566     18.650         68
2008  .      18.310     10.086          4         18.540     10.233         35         18.650     10.304         39
2009  .      10.086     14.295          4         10.233     14.532         26         10.304     14.647         28
2010  .      14.295     17.605          1*        14.532     17.933         18         14.647     18.094         23
2011  .      17.605     16.988          3         17.933     17.339         12         18.094     17.512         21
2012  .      16.988     19.500          1*        17.339     19.943         11         17.512     20.162         19
2013  .      19.500     25.263          1*        19.943     25.889          8         20.162     26.199         15
---------    ------     ------          -         ------     ------         --         ------     ------         --
LVIP Baron Growth Opportunities(7)
2006  .       N/A         N/A         N/A          9.706     10.613          3          9.884     10.619         14
2007  .       N/A         N/A         N/A         10.613     10.791         48         10.619     10.808         41
2008  .       9.296      6.423          1*        10.791      6.457        239         10.808      6.474         58
2009  .       6.423      8.718          1*         6.457      8.781        197          6.474      8.813         51
2010  .       8.718     10.811          1*         8.781     10.911        151          8.813     10.961         46
2011  .      10.811     11.034          1*        10.911     11.158         81         10.961     11.221         42
2012  .      11.034     12.801          9         11.158     12.972         28         11.221     13.058         47
2013  .      12.801     17.593         10         12.972     17.863         69         13.058     17.999         43
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.626      9.907          1*        10.794      9.921          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Equity Dividend RPM
2005  .       9.986     10.457          1*         9.986     10.469         27         10.042     10.475         26
2006  .      10.457     11.388          1*        10.469     11.424         34         10.475     11.442         31
2007  .       N/A         N/A         N/A         11.424     11.691         30         11.442     11.721         26
2008  .       N/A         N/A         N/A         11.691      7.071         29         11.721      7.096         28
2009  .       N/A         N/A         N/A          7.071      8.550         26          7.096      8.589         25
2010  .       N/A         N/A         N/A          8.550      9.889         23          8.589      9.944         20
2011  .       N/A         N/A         N/A          9.889      9.448         21          9.944      9.511         17
2012  .       N/A         N/A         N/A          9.448     10.839         20          9.511     10.922         17
2013  .       N/A         N/A         N/A         10.839     12.566         16         10.922     12.675          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A          9.774     10.401          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A         10.145     10.093          1*        10.334     10.099          5
2011  .      10.080     11.065          1*        10.093     11.101         29         10.099     11.119         98
2012  .      11.065     11.535          1*        11.101     11.596         29         11.119     11.626         82
2013  .      11.535     10.348         12         11.596     10.423        273         11.626     10.461        413
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Capital Growth
2007  .       N/A         N/A         N/A          9.860     10.698          3          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         10.698      6.128          3          8.824      6.138          7
2009  .       7.540      8.062          1*         6.128      8.105          7          6.138      8.126          6
2010  .       8.062      9.387          1*         8.105      9.456          6          8.126      9.490          6
2011  .       9.387      8.359          5          9.456      8.437         14          9.490      8.476         18
2012  .       8.359      9.742          2          8.437      9.852         74          8.476      9.907          6
2013  .       9.742     12.967          1*         9.852     13.140          5          9.907     13.227          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2007  .       9.445      8.206          6         10.062      8.216         61          9.598      8.221         28
2008  .       8.206      4.655          6          8.216      4.670         84          8.221      4.678         95
2009  .       4.655      6.280          2          4.670      6.313         71          4.678      6.330        169
2010  .       6.280      7.250         10          6.313      7.303         60          6.330      7.329        151
2011  .       7.250      6.480          6          7.303      6.540        157          7.329      6.571        129
2012  .       6.480      7.909          3          6.540      7.999         54          6.571      8.044        106
2013  .       7.909      7.996          3          7.999      8.103         45          8.044      8.157         83
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period   period      Units      of period   period      Units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A         N/A         N/A         10.179    10.832          3        10.181    10.839         19
2008  .       N/A         N/A         N/A         10.832     5.385          4        10.839     5.394         14
2009  .       N/A         N/A         N/A          5.385     7.838          5         5.394     7.859          4
2010  .       7.797      9.712          1*         7.838     9.782          9         7.859     9.818         14
2011  .       N/A         N/A         N/A          9.782     8.864         42         9.818     8.905          9
2012  .       N/A         N/A         N/A          8.864     9.256          9         8.905     9.308          4
2013  .      10.475     11.183          4          9.256    11.332         38         9.308    11.407         18
---------    ------     ------        ---         ------    ------         --        ------    ------         --
LVIP Delaware Bond
2004  .       9.999     10.305        125         10.011    10.339      1,585        10.017    10.356      3,249
2005  .      10.305     10.353        249         10.339    10.407      2,844        10.356    10.434      5,121
2006  .      10.353     10.610        242         10.407    10.687      2,832        10.434    10.726      4,748
2007  .      10.610     10.949        223         10.687    11.050      2,669        10.726    11.101      4,338
2008  .      10.949     10.392        171         11.050    10.510      2,136        11.101    10.569      3,247
2009  .      10.392     12.081        137         10.510    12.242      1,681        10.569    12.323      2,536
2010  .      12.081     12.816         99         12.242    13.013      1,291        12.323    13.112      2,074
2011  .      12.816     13.488         69         13.013    13.722      1,043        13.112    13.841      1,597
2012  .      13.488     14.059         55         13.722    14.332        888        13.841    14.471      1,343
2013  .      14.059     13.430         47         14.332    13.718        784        14.471    13.864      1,083
---------    ------     ------        ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.038    10.034          4        10.038    10.040         21
2011  .      10.021      9.785          3         10.034     9.817         54        10.040     9.833         33
2012  .       9.785      9.981          3          9.817    10.034         65         9.833    10.060        137
2013  .       9.981      9.843          5         10.034     9.914         77        10.060     9.950        249
---------    ------     ------        ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .      10.995     12.586          1*        11.339    12.627         12        11.346    12.648         32
2005  .      12.586     13.155          1*        12.627    13.225         70        12.648    13.260         77
2006  .      13.155     14.744          1*        13.225    14.851         65        13.260    14.905         65
2007  .      14.744     15.351          1*        14.851    15.494         62        14.905    15.566         73
2008  .      15.351     10.032          1*        15.494    10.146         62        15.566    10.204         60
2009  .      10.032     12.960          1*        10.146    13.133         52        10.204    13.221         48
2010  .      12.960     14.268          1*        13.133    14.488         35        13.221    14.599         33
2011  .      14.268     13.682          1*        14.488    13.920         19        14.599    14.041         29
2012  .      13.682     15.171          1*        13.920    15.466         10        14.041    15.616         23
2013  .      15.171     17.854          1*        15.466    18.237         23        15.616    18.432         12
---------    ------     ------        ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Growth and Income
2005  .      10.017     10.349         13         10.291    10.361          4         9.923    10.367         13
2006  .      10.349     11.382         10         10.361    11.417          6        10.367    11.435         14
2007  .      11.382     11.821         10         11.417    11.882          1*       11.435    11.912         13
2008  .      11.821      7.424         10         11.882     7.477         18        11.912     7.503         11
2009  .       7.424      9.049         10          7.477     9.132         11         7.503     9.174          9
2010  .       N/A         N/A         N/A          9.132    10.105          2         9.174    10.161         22
2011  .       N/A         N/A         N/A         10.105    10.018          2        10.161    10.084         17
2012  .       N/A         N/A         N/A         10.018    11.318          1*       10.084    11.404         16
2013  .       N/A         N/A         N/A         11.318    14.777          2        11.404    14.904          6
---------    ------     ------        ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Social Awareness
2004  .      12.240     13.502         15         12.256    13.546        303        12.263    13.568        531
2005  .      13.502     14.804         46         13.546    14.883        577        13.568    14.922        873
2006  .      14.804     16.273         43         14.883    16.391        521        14.922    16.451        733
2007  .      16.273     16.399         35         16.391    16.552        478        16.451    16.628        635
2008  .      16.399     10.517         24         16.552    10.636        375        16.628    10.696        484
2009  .      10.517     13.367         24         10.636    13.546        311        10.696    13.636        349
2010  .      13.367     14.582         15         13.546    14.806        237        13.636    14.919        249
2011  .      14.582     14.349         11         14.806    14.599        184        14.919    14.725        190
2012  .      14.349     16.174          8         14.599    16.488        155        14.725    16.648        154
2013  .      16.174     21.457          7         16.488    21.919        123        16.648    22.153        124
---------    ------     ------        ---         ------    ------      -----        ------    ------      -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.775      9.137          1*         9.908      9.142         20
2008  .       N/A         N/A         N/A          9.137      5.672         14          9.142      5.681         39
2009  .       N/A         N/A         N/A          5.672      7.249          4          5.681      7.268         15
2010  .       N/A         N/A         N/A          7.249      9.277         15          7.268      9.311         14
2011  .       N/A         N/A         N/A          9.277      8.616         36          9.311      8.656         14
2012  .       N/A         N/A         N/A          8.616      9.702          6          8.656      9.757         22
2013  .      10.759     12.550          1*         9.702     12.717          5          9.757     12.801         22
---------    ------     ------        ---          -----     ------         --          -----     ------         --
LVIP Dimensional Non-U.S. Equity RPM
2011  .       8.750      8.285          6          8.210      8.295         19          8.758      8.300         19
2012  .       8.285      9.630          6          8.295      9.662         24          8.300      9.677         17
2013  .       9.630     10.851          7          9.662     10.908         27          9.677     10.937         34
---------    ------     ------        ---          -----     ------         --          -----     ------         --
LVIP Dimensional U.S. Equity RPM
2011  .       8.689      9.338         12          8.529      9.351         17          8.831      9.356         35
2012  .       9.338     10.730         11          9.351     10.767         28          9.356     10.783         19
2013  .      10.730     13.567         12         10.767     13.639         32         10.783     13.674         32
---------    ------     ------        ---         ------     ------         --         ------     ------         --
LVIP Dimensional/Vanguard Total Bond
2011  .      10.195     10.324          5         10.295     10.337         13         10.077     10.344         23
2012  .      10.324     10.483          6         10.337     10.517         34         10.344     10.534         15
2013  .       N/A         N/A         N/A         10.517     10.029         39         10.534     10.055         12
---------    ------     ------        ---         ------     ------         --         ------     ------         --
LVIP Global Income
2009  .      10.958     10.652          1*        10.436     10.668         37         10.115     10.673         34
2010  .       N/A         N/A         N/A         10.668     11.476        132         10.673     11.492        114
2011  .      11.436     11.314          1*        11.476     11.376         94         11.492     11.404         97
2012  .      11.314     11.925          1*        11.376     12.015        104         11.404     12.056         76
2013  .      11.925     11.342          4         12.015     11.450        110         12.056     11.501         85
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Growth Fund(9)
2005  .       N/A         N/A         N/A         10.323     10.815          2         10.326     10.822          1*
2006  .       N/A         N/A         N/A         10.815     11.262          3         10.822     11.280         22
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Growth Opportunities(10)
2005  .       N/A         N/A         N/A         11.589     11.436          1*        10.271     11.443          1*
2006  .       N/A         N/A         N/A         11.436     12.356          7         11.443     12.375          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         10.642     10.805          2
2011  .      10.785     10.850          2         10.798     10.885          8         10.805     10.903        107
2012  .      10.850     12.204          2         10.885     12.268          9         10.903     12.300        104
2013  .      12.204     12.729          5         12.268     12.821         13         12.300     12.868         88
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.215      6.056          1*         9.081      6.067          4
2009  .       6.185      7.365          1*         6.056      7.404          2          6.067      7.424          7
2010  .       7.365      8.994          4          7.404      9.059         28          7.424      9.093          9
2011  .       N/A         N/A         N/A          9.059      8.728          1*         9.093      8.769         11
2012  .       N/A         N/A         N/A          8.728      9.736          1*         8.769      9.792          4
2013  .       N/A         N/A         N/A          9.736     11.857          1*         9.792     11.937         16
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile 2010
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         10.105      7.784         12         10.035      7.796         43
2009  .       N/A         N/A         N/A          7.784      9.496         11          7.796      9.521         15
2010  .       N/A         N/A         N/A          9.496     10.380         11          9.521     10.418          5
2011  .       N/A         N/A         N/A         10.380     10.307          3         10.418     10.354          9
2012  .       N/A         N/A         N/A         10.307     10.971          3         10.354     11.033          5
2013  .       N/A         N/A         N/A         10.971     11.721          6         11.033     11.798          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Managed Risk Profile 2020
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.177      7.369          8          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.369      9.081         27          7.864      9.105          31
2010  .       N/A         N/A         N/A          9.081      9.977         18          9.105     10.013          19
2011  .       N/A         N/A         N/A          9.977      9.804         15         10.013      9.849          12
2012  .       N/A         N/A         N/A          9.804     10.420         14          9.849     10.479          12
2013  .       N/A         N/A         N/A         10.420     11.356         14         10.479     11.431          12
---------     --          --                      ------     ------        ---         ------     ------        ----
LVIP Managed Risk Profile 2030
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          7.554      8.869          12
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.869      9.798          11
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          9.555     10.131           4
2013  .       N/A         N/A         N/A         10.714     11.237         22         10.131     11.311           4
---------     --          --                      ------     ------        ---         ------     ------        ----
LVIP Managed Risk Profile 2040
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.309      9.271           6
2011  .       N/A         N/A         N/A          9.238      8.927          2          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          8.927      9.378          2          9.286      9.431           1*
2013  .       N/A         N/A         N/A          9.378     10.718         12          9.431     10.790           1*
---------     --          --                      ------     ------        ---         ------     ------        ----
LVIP Managed Risk Profile Conservative
2005  .       N/A         N/A         N/A         10.000     10.249         74         10.012     10.254          37
2006  .      10.313     10.955          6         10.249     10.989        121         10.254     11.007         108
2007  .       N/A         N/A         N/A         10.989     11.615        234         11.007     11.645         231
2008  .      11.201      9.224         20         11.615      9.290        234         11.645      9.323         279
2009  .       N/A         N/A         N/A          9.290     11.375        276          9.323     11.427         438
2010  .       N/A         N/A         N/A         11.375     12.327        173         11.427     12.396         225
2011  .       N/A         N/A         N/A         12.327     12.535        171         12.396     12.617         167
2012  .       N/A         N/A         N/A         12.535     13.495        196         12.617     13.597         171
2013  .      13.292     14.277          2         13.495     14.524        159         13.597     14.649         108
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP Managed Risk Profile Growth
2005  .       9.988     10.631          5         10.001     10.643        138         10.000     10.649         147
2006  .      10.631     11.876         11         10.643     11.913        270         10.649     11.932         452
2007  .      11.876     12.764          6         11.913     12.830        310         11.932     12.863         458
2008  .      12.764      8.318          6         12.830      8.378        342         12.863      8.408         440
2009  .       8.318     10.505          6          8.378     10.601        338          8.408     10.650         391
2010  .      10.505     11.588         15         10.601     11.718        280         10.650     11.783         360
2011  .      11.588     11.342         13         11.718     11.492        210         11.783     11.568         173
2012  .      11.342     12.116         21         11.492     12.301        288         11.568     12.395         183
2013  .      12.116     13.465         22         12.301     13.698        416         12.395     13.816         231
---------    ------     ------        ---         ------     ------        ---         ------     ------        ----
LVIP Managed Risk Profile Moderate
2005  .      10.006     10.454          2          9.990     10.466        168          9.990     10.472         461
2006  .      10.454     11.465         11         10.466     11.501        295         10.472     11.519       1,386
2007  .      11.465     12.261         15         11.501     12.324        297         11.519     12.356       1,391
2008  .      12.261      8.805         13         12.324      8.868        362         12.356      8.900       1,320
2009  .       8.805     11.035         12          8.868     11.136        576          8.900     11.187         919
2010  .      11.035     12.092         12         11.136     12.227        423         11.187     12.296         728
2011  .      12.092     11.973         15         12.227     12.131        343         12.296     12.211         507
2012  .      11.973     12.842         14         12.131     13.038        336         12.211     13.137         563
2013  .      12.842     14.060         14         13.038     14.303        290         13.137     14.426         575
---------    ------     ------        ---         ------     ------        ---         ------     ------       -----
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A          9.619     10.043          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------       -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP MFS International Growth
2007  .       N/A         N/A         N/A          9.913     11.142          19        10.521     11.149          29
2008  .       5.593      5.561          1*        11.142      5.579          30        11.149      5.588          20
2009  .       5.561      7.394          1*         5.579      7.433          30         5.588      7.452          34
2010  .       7.394      8.185          1*         7.433      8.245          36         7.452      8.275          26
2011  .       8.185      7.220          1*         8.245      7.287          29         8.275      7.321          27
2012  .       7.220      8.438          1*         7.287      8.533          18         7.321      8.581          18
2013  .       8.438      9.382          1*         8.533      9.507          20         8.581      9.570          32
---------     -----      -----        ---         ------     ------          --        ------     ------          --
LVIP MFS Value
2007  .       N/A         N/A         N/A         10.038      9.704           3         9.743      9.710          39
2008  .       6.303      6.423          1*         9.704      6.443         128         9.710      6.454         110
2009  .       6.423      7.604          3          6.443      7.644         135         6.454      7.664         116
2010  .       7.604      8.305          7          7.644      8.365         126         7.664      8.396         101
2011  .       8.305      8.120          6          8.365      8.195         251         8.396      8.233          80
2012  .       8.120      9.245          4          8.195      9.350          67         8.233      9.402          50
2013  .       9.245     12.303          5          9.350     12.467         103         9.402     12.549          64
---------     -----     ------        ---         ------     ------         ---        ------     ------         ---
LVIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.878      8.633          57         9.778      8.638          34
2008  .       N/A         N/A         N/A          8.633      5.020          50         8.638      5.028           6
2009  .       N/A         N/A         N/A          5.020      7.012          44         5.028      7.031          26
2010  .       N/A         N/A         N/A          7.012      8.521          65         7.031      8.551          29
2011  .       N/A         N/A         N/A          8.521      7.577          31         8.551      7.612          57
2012  .       N/A         N/A         N/A          7.577      9.223          54         7.612      9.275          33
2013  .      10.082     11.975          2          9.223     12.134          24         9.275     12.215          35
---------    ------     ------        ---         ------     ------         ---        ------     ------         ---
LVIP Mondrian International Value
2004  .      13.108     15.517         19         13.125     15.567         384        13.133     15.592         650
2005  .      15.517     17.091         93         15.567     17.181         676        15.592     17.226       1,044
2006  .      17.091     21.748         99         17.181     21.906         584        17.226     21.985         881
2007  .      21.748     23.730         88         21.906     23.950         514        21.985     24.061         758
2008  .      23.730     14.712         76         23.950     14.878         379        24.061     14.962         550
2009  .      14.712     17.455         70         14.878     17.688         324        14.962     17.805         390
2010  .      17.455     17.506         61         17.688     17.774         248        17.805     17.910         301
2011  .      17.506     16.411         52         17.774     16.696         188        17.910     16.841         235
2012  .      16.411     17.606         16         16.696     17.948         152        16.841     18.121         213
2013  .      17.606     21.000         14         17.948     21.450         131        18.121     21.679         193
---------    ------     ------        ---         ------     ------         ---        ------     ------       -----
LVIP Money Market
2004  .       9.904      9.779         64          9.916      9.810         389         9.922      9.826         802
2005  .       9.779      9.838         52          9.810      9.889         630         9.826      9.915       1,050
2006  .       9.838     10.079         58          9.889     10.152         666         9.915     10.188         983
2007  .      10.079     10.355         69         10.152     10.450         903        10.188     10.498       1,214
2008  .      10.355     10.372        161         10.450     10.488       1,339        10.498     10.548       2,139
2009  .      10.372     10.185        179         10.488     10.320         738        10.548     10.389       1,040
2010  .      10.185      9.998         62         10.320     10.151         492        10.389     10.228         744
2011  .       9.998      9.813         54         10.151      9.982         577        10.228     10.069         660
2012  .       9.813      9.630         43          9.982      9.817         489        10.069      9.912         476
2013  .       9.630      9.451         36          9.817      9.654         387         9.912      9.757         439
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
LVIP SSgA Bond Index
2008  .      10.048     10.443          2         10.000     10.454         112        10.019     10.459         160
2009  .      10.443     10.683          1*        10.454     10.716         363        10.459     10.732         326
2010  .      10.683     11.080          8         10.716     11.136         462        10.732     11.164         307
2011  .      11.080     11.647          4         11.136     11.729         162        11.164     11.771         244
2012  .      11.647     11.839          7         11.729     11.946         152        11.771     12.001         215
2013  .      11.839     11.289          3         11.946     11.415         136        12.001     11.478         224
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.436     10.511           1*       10.441     10.526           7
2012  .       N/A         N/A         N/A         10.511     11.245           1*       10.526     11.273          11
2013  .       N/A         N/A         N/A         11.245     11.778           1*       11.273     11.818           8
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.394     10.489         15
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         10.489     11.157         14
2013  .       N/A         N/A         N/A         11.544     11.687         11         11.157     11.727         17
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Developed International 150
2008  .       5.640      6.250          1*         9.484      6.257         27          9.407      6.260         12
2009  .       6.250      8.851          1*         6.257      8.878         85          6.260      8.892         57
2010  .       8.851      9.292          1*         8.878      9.339        159          8.892      9.363         64
2011  .       9.292      7.991          1*         9.339      8.047         95          9.363      8.076         39
2012  .       7.991      8.888          1*         8.047      8.969         57          8.076      9.010         32
2013  .       N/A         N/A         N/A          8.969     10.583         55          9.010     10.641         38
---------     -----      -----        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Emerging Markets 100
2008  .       5.500      6.042          1*         9.394      6.049         25          9.420      6.052          8
2009  .       6.042     11.233          2          6.049     11.267        102          6.052     11.285         81
2010  .      11.233     14.051          8         11.267     14.118        155         11.285     14.154         87
2011  .      14.051     11.697          1*        14.118     11.776         54         14.154     11.818         53
2012  .      11.697     12.899          1*        11.776     13.012         47         11.818     13.071         42
2013  .       N/A         N/A         N/A         13.012     12.399         40         13.071     12.468         38
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.000     10.866          8         10.129     10.878         94         10.254     10.885        183
2006  .      10.866     12.395         13         10.878     12.434        117         10.885     12.453        213
2007  .      12.395     13.468         11         12.434     13.537         85         12.453     13.572         65
2008  .      13.468      7.847          8         13.537      7.903         57         13.572      7.932         55
2009  .       7.847     10.045          8          7.903     10.137         15          7.932     10.184         54
2010  .      10.045     10.692          8         10.137     10.811         13         10.184     10.872         47
2011  .      10.692     10.486         18         10.811     10.625        433         10.872     10.695        163
2012  .      10.486     11.408          7         10.625     11.582        219         10.695     11.670        146
2013  .      11.408     12.261          5         11.582     12.473        220         11.670     12.580        152
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA International Index
2008  .       5.751      6.387          1*         9.603      6.393         26          9.600      6.397          8
2009  .       6.387      7.992          2          6.393      8.016         84          6.397      8.028        103
2010  .       7.992      8.373          1*         8.016      8.415        118          8.028      8.436         85
2011  .       8.373      7.181          1*         8.415      7.232         39          8.436      7.257         82
2012  .       7.181      8.301          1*         7.232      8.376         36          7.257      8.414         52
2013  .       8.301      9.830         19          8.376      9.939        218          8.414      9.994        313
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap 100
2008  .       6.338      6.962          1*         9.500      6.969         49          9.472      6.973         15
2009  .       6.962      9.219          1*         6.969      9.247        144          6.973      9.261        136
2010  .       9.219     10.754          2          9.247     10.809        199          9.261     10.836        121
2011  .      10.754     10.770          1*        10.809     10.846         88         10.836     10.884         62
2012  .      10.770     11.830          1*        10.846     11.937         34         10.884     11.991         43
2013  .      11.830     15.727          1*        11.937     15.902         58         11.991     15.990         47
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A          9.908     10.877          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.648     10.418          1*         N/A         N/A         N/A
2012  .      10.956     11.358          1*         N/A         N/A         N/A         11.006     11.441          3
2013  .      11.358     12.502          1*         N/A         N/A         N/A         11.441     12.631          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         10.272     10.555         29
2011  .      10.542     10.347         19         10.551     10.377         11         10.555     10.392         60
2012  .      10.347     11.195         20         10.377     11.249         33         10.392     11.276         60
2013  .      11.195     12.361         59         11.249     12.446        386         11.276     12.488        406
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.786     10.308          1*         N/A         N/A         N/A
2012  .       N/A         N/A         N/A         10.308     11.409          1*         N/A         N/A         N/A
2013  .       N/A         N/A         N/A         11.409     12.846          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.845     10.450         29          N/A         N/A         N/A
2012  .      11.032     11.360          1*        10.450     11.416         46         11.083     11.443          1*
2013  .      11.360     12.805          1*        11.416     12.893         51         11.443     12.937          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA S&P 500 Index(12)
2005  .       N/A         N/A         N/A         10.133     10.242          1*        10.109     10.248          2
2006  .       N/A         N/A         N/A         10.242     11.445          1*        10.248     11.463          7
2007  .       N/A         N/A         N/A         11.432     11.306          2         11.453     11.335          7
2008  .       6.915      6.915         19         11.306      6.964         59         11.335      6.989         47
2009  .       6.915      8.533          1*         6.964      8.612        175          6.989      8.651        166
2010  .       8.533      9.583          2          8.612      9.690        252          8.651      9.744        168
2011  .       9.583      9.552          1*         9.690      9.679         85          9.744      9.742        118
2012  .       9.552     10.812         23          9.679     10.977         72          9.742     11.060        104
2013  .      10.812     13.969         70         10.977     14.211        684         11.060     14.333        712
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small-Cap Index
2007  .       N/A         N/A         N/A          N/A         N/A         N/A         10.049      9.147          1*
2008  .       8.227      5.900          1*         8.406      5.919         21          9.147      5.929         41
2009  .       5.900      7.277          1*         5.919      7.315         54          5.929      7.335         61
2010  .       7.277      8.988          1*         7.315      9.053         73          7.335      9.086         65
2011  .       8.988      8.395          1*         9.053      8.473         25          9.086      8.512         39
2012  .       8.395      9.523          1*         8.473      9.630         22          8.512      9.685         26
2013  .       9.523     12.854         12          9.630     13.025        143          9.685     13.111        186
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A         10.131     11.144          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small-Mid Cap 200
2008  .       6.439      7.212          1*         9.955      7.220         12          9.697      7.224          5
2009  .       7.212     10.706          1*         7.220     10.739         43          7.224     10.755         44
2010  .      10.706     13.386          4         10.739     13.454         73         10.755     13.488         41
2011  .      13.386     12.812          1*        13.454     12.902         20         13.488     12.948         17
2012  .      12.812     14.273          1*        12.902     14.403         15         12.948     14.468         20
2013  .      14.273     18.788          3         14.403     18.997         17         14.468     19.102         23
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A          9.876      9.917          7         10.134      9.924         20
2008  .       8.684      5.638          5          9.917      5.656         16          9.924      5.665         39
2009  .       5.638      7.895          2          5.656      7.937         24          5.665      7.958         36
2010  .       7.895      9.020         12          7.937      9.085         59          7.958      9.119         40
2011  .       9.020      8.683         14          9.085      8.763         40          9.119      8.804         39
2012  .       8.683     10.054         10          8.763     10.168         67          8.804     10.225         76
2013  .      10.054     13.683          8         10.168     13.865         75         10.225     13.958         75
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .       N/A         N/A         N/A         12.316     13.728         18         12.921     13.751          5
2005  .      12.764     14.708          1*        13.728     14.785         47         13.751     14.824         16
2006  .      14.708     15.730          1*        14.785     15.844         54         14.824     15.902         34
2007  .      15.730     17.487          1*        15.844     17.649         46         15.902     17.731         14
2008  .      17.487      9.793          1*        17.649      9.904         39         17.731      9.960         16
2009  .       9.793     14.026          1*         9.904     14.213         41          9.960     14.308         31
2010  .      14.026     17.624          6         14.213     17.895         25         14.308     18.032         29
2011  .      17.624     16.581          1*        17.895     16.869         18         18.032     17.016         34
2012  .      16.581     18.874          1*        16.869     19.241         14         17.016     19.428         21
2013  .      18.874     24.901          1*        19.241     25.435         16         19.428     25.707         21
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Templeton Growth RPM
2007  .       9.750      9.777          2         10.153      9.789         28          9.802      9.795         10
2008  .       9.777      5.957          1*         9.789      5.976         66          9.795      5.986          6
2009  .       5.957      7.470          1*         5.976      7.509         71          5.986      7.529         10
2010  .       N/A         N/A         N/A          7.509      7.848         30          7.529      7.877         15
2011  .       N/A         N/A         N/A          7.848      7.458         27          7.877      7.493         13
2012  .       N/A         N/A         N/A          7.458      8.866         26          7.493      8.916         24
2013  .       9.682     10.291          3          8.866     10.428         28          8.916     10.497         16
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning    End of    Accumulation
           of period    period       Units      of period    period       Units      of period    period       Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP UBS Large Cap Growth RPM
2004  .      11.703     12.539          1*        12.184     12.579          28        12.192     12.600          44
2005  .      12.539     12.788          9         12.579     12.855         130        12.600     12.889         180
2006  .      12.788     13.727          9         12.855     13.826         124        12.889     13.877         162
2007  .      13.727     16.178          8         13.826     16.328         131        13.877     16.404         146
2008  .      16.178      9.370          9         16.328      9.476          83        16.404      9.530         138
2009  .       9.370     12.703          7          9.476     12.872          71         9.530     12.958          99
2010  .      12.703     13.845          7         12.872     14.057          58        12.958     14.165          79
2011  .      13.845     12.779          4         14.057     13.001          45        14.165     13.114          47
2012  .      12.779     14.558          3         13.001     14.840          40        13.114     14.984          40
2013  .      14.558     17.881          3         14.840     18.264          28        14.984     18.460          30
---------    ------     ------          -         ------     ------         ---        ------     ------         ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          8.868      9.350          12
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          9.350     10.570           1*
2013  .       N/A         N/A         N/A         12.193     13.509         112        10.570     13.544           7
---------    ------     ------        ---         ------     ------        ----        ------     ------         ---
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          9.897      8.337           2         9.891      8.342          26
2012  .       N/A         N/A         N/A          8.337      9.757           2         8.342      9.773          22
2013  .       N/A         N/A         N/A          9.757     10.980           5         9.773     11.009          21
---------    ------     ------        ---         ------     ------        ----        ------     ------         ---
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A         10.020     11.048           3         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Core Equity
2004  .      10.202     11.220          1*        10.250     11.295           7        10.274     11.333          10
2005  .      11.220     11.171          1*        11.295     11.267          27        11.333     11.316          26
2006  .      11.171     12.440          1*        11.267     12.573          25        11.316     12.640          22
2007  .      12.440     13.533          1*        12.573     13.705           4        12.640     13.792          25
2008  .      13.533      8.057          1*        13.705      8.176           3        13.792      8.236          18
2009  .       8.057     10.454         11          8.176     10.629           3         8.236     10.718          13
2010  .      10.454     11.987          1*        10.629     12.212           2        10.718     12.327           8
2011  .      11.987     11.611          9         12.212     11.853           2        12.327     11.976           2
2012  .       N/A         N/A         N/A         11.853     13.511           2        11.976     13.665           2
2013  .       N/A         N/A         N/A         13.511     17.830           1*       13.665     18.052           4
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Growth
2004  .      10.034     11.097          2         10.079     11.169          31         4.443      4.929         104
2005  .      11.097     11.860          2         11.169     11.961          41         4.929      5.284         153
2006  .      11.860     12.522          2         11.961     12.654          39         5.284      5.596         119
2007  .      12.522     14.851          2         12.654     15.038          37         5.596      6.656         105
2008  .      14.851      9.100          1*        15.038      9.233          23         6.656      4.091          83
2009  .       9.100     12.262          1*         9.233     12.466          28         4.091      5.529          54
2010  .      12.262     13.839          1*        12.466     14.097          20         5.529      6.259          30
2011  .       N/A         N/A         N/A         14.097     13.782          15         6.259      6.125          24
2012  .       N/A         N/A         N/A         13.782     15.864           4         6.125      7.057          21
2013  .      19.703     20.774          1*        15.864     21.288           6         7.057      9.480          23
---------    ------     ------        ---         ------     ------        ----        ------     ------        ----
MFS VIT Total Return(13)
2004  .      11.237     12.242         54         11.286     12.320         529        11.651     12.731         716
2005  .      12.242     12.323         87         12.320     12.427       1,074        12.731     12.854       1,326
2006  .      12.323     13.497         81         12.427     13.637       1,052        12.854     14.120       1,252
2007  .      13.497     13.764         74         13.637     13.935         940        14.120     14.443       1,114
2008  .      13.764     10.490         63         13.935     10.642         808        14.443     11.041         852
2009  .      10.490     12.117         52         10.642     12.317         646        11.041     12.792         566
2010  .      12.117     13.035         36         12.317     13.276         506        12.792     13.801         449
2011  .      13.035     12.992         28         13.276     13.259         374        13.801     13.797         390
2012  .      12.992     14.141         24         13.259     14.461         315        13.797     15.063         275
2013  .      14.141     15.644         28         14.461     16.009         294        15.063     16.682         270
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
MFS VIT Utilities
2004  .       9.908   12.623         11          9.946    12.697        76          7.453     9.523       286
2005  .      12.623   14.438         29         12.697    14.552       219          9.523    10.925       529
2006  .      14.438   18.553         28         14.552    18.736       211         10.925    14.081       529
2007  .      18.553   23.220         32         18.736    23.496       226         14.081    17.676       570
2008  .      23.220   14.169         21         23.496    14.366       168         17.676    10.818       300
2009  .      14.169   18.472         17         14.366    18.766       116         10.818    14.146       182
2010  .      18.472   20.573         13         18.766    20.943        91         14.146    15.803       133
2011  .      20.573   21.499          7         20.943    21.929        71         15.803    16.563       135
2012  .      21.499   23.881          5         21.929    24.408       170         16.563    18.454       119
2013  .      23.881   28.169          5         24.408    28.848        47         18.454    21.833        90
---------    ------   ------         --         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth(1)
2004  .      10.451   11.926         13         10.497    12.004       221         10.522    12.043       203
2005  .      11.926   13.310        144         12.004    13.423       443         12.043    13.481       380
2006  .      13.310   14.979        172         13.423    15.136       292         13.481    15.216       333
2007  .      14.979   18.008        168         15.136    18.233       271         15.216    18.348       303
2008  .      18.008   10.006        149         18.233    10.151       210         18.348    10.225       250
2009  .      10.006   12.919        138         10.151    13.134       159         10.225    13.243       172
2010  .      12.919   16.365        125         13.134    16.669       130         13.243    16.825       140
2011  .      16.365   16.133        108         16.669    16.466        93         16.825    16.636        98
2012  .      16.133   17.794         19         16.466    18.198        68         16.636    18.405        74
2013  .      17.794   20.298         19         18.198    20.774        61         18.405    21.018        69
---------    ------   ------        ---         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2004  .      13.039   15.654         20         13.097    15.755       238         13.123    15.803       382
2005  .      15.654   17.203         42         15.755    17.349       547         15.803    17.419       753
2006  .      17.203   18.763         41         17.349    18.961       466         17.419    19.056       647
2007  .      18.763   19.018         37         18.961    19.256       423         19.056    19.373       542
2008  .      19.018   10.110         31         19.256    10.257       369         19.373    10.330       451
2009  .      10.110   14.538         28         10.257    14.779       274         10.330    14.899       320
2010  .      14.538   18.000         15         14.779    18.335       196         14.899    18.502       234
2011  .      18.000   16.513         10         18.335    16.854       152         18.502    17.025       161
2012  .      16.513   18.719          7         16.854    19.144       131         17.025    19.356       134
2013  .      18.719   25.172          7         19.144    25.795       105         19.356    26.107       105
---------    ------   ------        ---         ------    ------       ---         ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A       N/A         N/A         10.961    12.495         3         10.423    12.503        31
2010  .      12.479   15.214          1*        12.495    15.263         9         12.503    15.288        31
2011  .       N/A       N/A         N/A         15.263    13.874        23         15.288    13.910        29
2012  .       N/A       N/A         N/A         13.874    14.339        17         13.910    14.391        28
2013  .       N/A       N/A         N/A         14.339    12.023        11         14.391    12.079        33
---------    ------   ------        ---         ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care
2004  .       N/A       N/A         N/A          9.630    10.142         8          9.653    10.176        22
2005  .       N/A       N/A         N/A         10.142    11.287         9         10.176    11.337        21
2006  .       N/A       N/A         N/A         11.287    11.407         7         11.337    11.468        19
2007  .       N/A       N/A         N/A         11.407    11.147         4         11.468    11.219        16
2008  .       N/A       N/A         N/A         11.147     9.088         2         11.219     9.155         6
2009  .       N/A       N/A         N/A          9.088    11.258         2          9.155    11.353         5
2010  .       N/A       N/A         N/A         11.258    11.342         2         11.353    11.448         5
2011  .       N/A       N/A         N/A         11.342    11.019         2         11.448    11.134         3
2012  .       N/A       N/A         N/A         11.019    13.246         2         11.134    13.397         2
2013  .       N/A       N/A         N/A         13.246    18.448         2         13.397    18.678         1*
---------    ------   ------        ---         ------    ------       ---         ------    ------       ---
Putnam VT Growth & Income
2004  .       N/A       N/A         N/A         10.833    11.834         1*        10.857    11.872         8
2005  .       N/A       N/A         N/A         11.834    12.243         2         11.872    12.294         8
2006  .       N/A       N/A         N/A         12.243    13.951         2         12.294    14.024         5
2007  .       N/A       N/A         N/A         13.951    12.888         2         14.024    12.968         5
2008  .       N/A       N/A         N/A         12.888     7.767         2         12.968     7.823         1*
2009  .       N/A       N/A         N/A          7.767     9.913         2          7.823     9.995         1*
2010  .       N/A       N/A         N/A          9.913    11.147         2          9.995    11.250         1*
2011  .       N/A       N/A         N/A         11.147    10.451         2         11.250    10.558         1*
2012  .       N/A       N/A         N/A         10.451    12.241         2         10.558    12.378         1*
2013  .       N/A       N/A         N/A         12.241    16.328         2         12.378    16.528         1*
---------    ------   ------        ---         ------    ------       ---         ------    ------       ---

*     The numbers of accumulation units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) and before November 14, 2011 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .      15.489    16.162         1*        10.009    10.894         10
2006  .       N/A      17.153         2         10.894    11.585         46
2007  .      17.153    20.138        19         11.585    13.629        111
2008  .      20.138    10.359        22         13.629     7.025        209
2009  .      10.359    15.534        11          7.025    10.556        288
2010  .      15.534    18.038         7         10.556    12.282        293
2011  .      18.038    13.528         7         12.282     9.230        334
2012  .      13.528    15.020         3          9.230    10.255        257
2013  .      15.020    18.080         2         10.255    12.369        209
---------    ------    ------        --         ------    ------        ---
ABVPSF Growth and Income(1)
2005  .      15.110    15.451         3         12.211    12.532        100
2006  .      15.451    17.700        30         12.532    14.385        438
2007  .      17.700    18.176        35         14.385    14.800        617
2008  .      18.176    10.555        34         14.800     8.612        611
2009  .      10.555    12.439        40          8.612    10.169        634
2010  .      12.439    13.739        38         10.169    11.255        669
2011  .      13.739     14.27        36         11.255    11.713        568
2012  .       14.27    16.384        33         11.713    13.475        664
2013  .      16.384    19.116        31         13.475    15.734        611
---------    ------    ------        --         ------    ------        ---
ABVPSF International Value(2)
2006  .      10.271    11.810        18          9.311    11.825        248
2007  .      11.810    12.210        44         11.825    12.248      1,434
2008  .      12.210     5.585        48         12.248     5.614      1,588
2009  .       5.585     7.348        29          5.614     7.401      1,000
2010  .       7.348     7.505        14          7.401     7.574      1,072
2011  .       7.505     5.920        17          7.574     5.987       1014
2012  .       5.920     6.620        14          5.987     6.708        901
2013  .       6.620     7.273        12          6.708     7.374        822
---------    ------    ------        --         ------    ------      -----
ABVPSF Small/Mid Cap Value
2005  .      19.308    19.413         5         17.609    18.423         56
2006  .      19.413    21.710         8         18.423    20.644        225
2007  .      21.710    21.583        19         20.644    20.564        441
2008  .      21.583    13.579        21         20.564    12.964        602
2009  .      13.579    18.969        15         12.964    18.146        414
2010  .      18.969    23.514        19         18.146    22.539        427
2011  .      23.514    21.040        14         22.539    20.208        419
2012  .      21.040    24.408        13         20.208    23.490        384
2013  .      24.408    32.896        33         23.490    31.722        427
---------    ------    ------        --         ------    ------      -----
American Century VP Inflation Protection(3)
2005  .      10.238    10.319         3         10.389    10.352        134
2006  .      10.319    10.264        28         10.352    10.317        335
2007  .      10.264    11.006        40         10.317    11.085        532
2008  .      11.006    10.604        58         11.085    10.702      1,669
2009  .      10.604    11.447        81         10.702    11.576      2,571
2010  .      11.447    11.781        93         11.576    11.938      3,181
2011  .      11.781    12.891       110         11.938    13.089       2632
2012  .      12.891    13.556        87         13.089    13.791       2397
2013  .      13.556    13.240        82         13.791    13.479       2250
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .      10.774    10.984         24         4.029     4.110        12
2006  .      10.984    11.710        102         4.110     4.384        27
2007  .      11.710    13.810        234         4.384     5.173        66
2008  .      13.810     7.136        358         5.173     2.674        95
2009  .       7.136    10.750        388         2.674     4.030        82
2010  .      10.750    12.539        399         4.030     4.704        94
2011  .      12.539     9.446        423         4.704     3.545       106
2012  .       9.446    10.522        367         3.545     3.951       109
2013  .      10.522    12.723        343         3.951     4.780        70
---------    ------    ------        ---         -----     -----       ---
ABVPSF Growth and Income(1)
2005  .      12.312    12.667        245        11.226    11.556        20
2006  .      12.667    14.576        604        11.556    13.304        56
2007  .      14.576    15.035      1,051        13.304    13.729        94
2008  .      15.035     8.770      1,124        13.729     8.013       159
2009  .       8.770    10.382      1,264         8.013     9.490       168
2010  .      10.382    11.520      1,547         9.490    10.535       180
2011  .       11.52    12.019       1366        10.535    10.997       187
2012  .      12.019    13.861       1350        10.997    12.689       133
2013  .      13.861    16.200       1179        12.689    14.833       109
---------    ------    ------      -----        ------    ------       ---
ABVPSF International Value(2)
2006  .       9.468    11.842        547         9.924    11.846        94
2007  .      11.842    12.297      3,854        11.846    12.309       167
2008  .      12.297     5.651      3,630        12.309     5.659       240
2009  .       5.651     7.468      2,451         5.659     7.482       150
2010  .       7.468     7.662      2,883         7.482     7.680       139
2011  .       7.662     6.071       2836          7.68     6.089       129
2012  .       6.071     6.820       2505         6.089     6.843        97
2013  .       6.820     7.504       2303         6.843     7.532        83
---------    ------    ------      -----        ------    ------       ---
ABVPSF Small/Mid Cap Value
2005  .      17.754    18.621         65        17.781    18.660         6
2006  .      18.621    20.918        287        18.660    20.971        17
2007  .      20.918    20.890        625        20.971    20.954        42
2008  .      20.890    13.203        852        20.954    13.250        56
2009  .      13.203    18.526        731        13.250    18.602        56
2010  .      18.526    23.069      1,330        18.602    23.174        49
2011  .      23.069    20.734        929        23.174    20.840        44
2012  .      20.734    24.162        940        20.840    24.297        40
2013  .      24.162    32.711        943        24.297    32.910        28
---------    ------    ------      -----        ------    ------       ---
American Century VP Inflation Protection(3)
2005  .      10.404    10.393        286        10.407    10.402        17
2006  .      10.393    10.384        798        10.402    10.398        42
2007  .      10.384    11.185      1,385        10.398    11.206        74
2008  .      11.185    10.826      3,541        11.206    10.851       197
2009  .      10.826    11.740      6,972        10.851    11.772       216
2010  .      11.740    12.136      9,027        11.772    12.176       228
2011  .      12.136     13.34       7432        12.176     13.39       231
2012  .       13.34    14.091       6963         13.39    14.151       207
2013  .      14.091    13.785       6358        14.151    13.847       194
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Growth
2005  .   11.154      12.550         38         11.249    12.591         122
2006  .   12.550      14.800        105         12.591    14.878       1,219
2007  .   14.800      16.645        178         14.878    16.765       2,062
2008  .   16.645      10.041        193         16.765    10.135       2,478
2009  .   10.041      13.993        145         10.135    14.151       2,087
2010  .   13.993      15.311        117         14.151    15.515       2,202
2011  .   15.311      13.661         99         15.515    13.870       1,826
2012  .   13.661      16.395         85         13.870    16.680       1,511
2013  .   16.395      20.739         71         16.680    21.141       1,213
--------- ------      ------        ---         ------    ------       -----
American Funds Global Small Capitalization
2005  .   18.800      23.076          4         17.729    21.805         101
2006  .   23.076      28.031         22         21.805    26.541         460
2007  .   28.031      33.331         77         26.541    31.622         790
2008  .   33.331      15.169         69         31.622    14.420         946
2009  .   15.169      23.959         47         14.420    22.822         791
2010  .   23.959      28.720         39         22.822    27.412         918
2011  .   28.720      22.739         34         27.412    21.746         844
2012  .   22.739      26.314         27         21.746    25.216         701
2013  .   26.314      33.054         23         25.216    31.738         573
--------- ------      ------        ---         ------    ------       -----
American Funds Growth
2005  .   15.672      17.831         64         13.514    15.407         773
2006  .   17.831      19.245        219         15.407    16.662       4,761
2007  .   19.245      21.172        359         16.662    18.367       7,372
2008  .   21.172      11.615        415         18.367    10.097       9,587
2009  .   11.615      15.857        473         10.097    13.811      11,680
2010  .   15.857      18.428        405         13.811    16.083      11,373
2011  .   18.428      17.273        321         16.083    15.105       9,195
2012  .   17.273      19.940        271         15.105    17.473       7,586
2013  .   19.940      25.404        213         17.473    22.305       5,989
--------- ------      ------        ---         ------    ------      ------
American Funds Growth-Income
2005  .   15.233      15.787         88         12.748    13.238       1,081
2006  .   15.787      17.809        263         13.238    14.963       5,517
2007  .   17.809      18.318        413         14.963    15.422       8,404
2008  .   18.318      11.148        486         15.422     9.404      10,123
2009  .   11.148      14.327        512          9.404    12.110      11,627
2010  .   14.327      15.632        430         12.110    13.240      11,414
2011  .   15.632      15.027        345         13.240    12.753       9,420
2012  .   15.027      17.287        301         12.753    14.701       8,053
2013  .   17.287      22.599        251         14.701    19.256       6,649
--------- ------      ------        ---         ------    ------      ------
American Funds International
2005  .   16.785      19.970         24         14.023    16.718         271
2006  .   19.970      23.267         80         16.718    19.517       1,577
2007  .   23.267      27.345        140         19.517    22.984       2,783
2008  .   27.345      15.497        159         22.984    13.051       3,609
2009  .   15.497      21.711        110         13.051    18.321       2,901
2010  .   21.711      22.798         87         18.321    19.277       3,020
2011  .   22.798      19.206         79         19.277    16.273       2,660
2012  .   19.206      22.175         71         16.273    18.826       2,274
2013  .   22.175      26.413         67         18.826    22.468       1,795
--------- ------      ------        ---         ------    ------      ------
BlackRock Global Allocation V.I.
2009  .   10.537      11.537         22         10.113    11.551       3,001
2010  .   11.537      12.400        160         11.551    12.440       5,707
2011  .   12.400      11.700        162         12.440    11.762       7,901
2012  .   11.700      12.599        162         11.762    12.690       7,565
2013  .   12.599      14.116        116         12.690    14.247       6,972
--------- ------      ------        ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Global Growth
2005  .      11.266    12.641         280       11.269    12.652         31
2006  .      12.641    14.975       1,530       12.652    14.994        150
2007  .      14.975    16.917       3,294       14.994    16.947        257
2008  .      16.917    10.252       4,662       16.947    10.275        362
2009  .      10.252    14.350       4,281       10.275    14.390        263
2010  .      14.350    15.773       4,584       14.390    15.825        243
2011  .      15.773    14.136       4,014       15.825    14.190        206
2012  .      14.136    17.043       3,306       14.190    17.116        156
2013  .      17.043    21.655       2,799       17.116    21.759        119
---------    ------    ------       -----       ------    ------        ---
American Funds Global Small Capitalization
2005  .      17.874    22.039         163       10.186    12.566         22
2006  .      22.039    26.893         763       12.566    15.341        113
2007  .      26.893    32.121       1,571       15.341    18.333        185
2008  .      32.121    14.685       1,987       18.333     8.385        230
2009  .      14.685    23.298       2,015        8.385    13.311        177
2010  .      23.298    28.054       2,130       13.311    16.036        170
2011  .      28.054    22.312       1,910       16.036    12.760        155
2012  .      22.312    25.936       1,594       12.760    14.840        130
2013  .      25.936    32.726       1,365       14.840    18.734        103
---------    ------    ------       -----       ------    ------        ---
American Funds Growth
2005  .      13.627    15.574       1,445        7.933     9.071        134
2006  .      15.574    16.884       6,735        9.071     9.839        859
2007  .      16.884    18.659      12,313        9.839    10.878      1,412
2008  .      18.659    10.283      17,497       10.878     5.998      2,185
2009  .      10.283    14.101      22,847        5.998     8.229      2,491
2010  .      14.101    16.462      22,615        8.229     9.612      2,221
2011  .      16.462    15.500      18,891        9.612     9.055      1,882
2012  .      15.500    17.974      14,903        9.055    10.505      1,449
2013  .      17.974    23.002      12,059       10.505    13.451      1,088
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income
2005  .      12.852    13.379       1,693       11.975    12.472        121
2006  .      13.379    15.161       7,367       12.472    14.140        662
2007  .      15.161    15.665      13,690       14.140    14.617      1,047
2008  .      15.665     9.576      17,354       14.617     8.940      1,342
2009  .       9.576    12.362      21,092        8.940    11.547      1,625
2010  .      12.362    13.550      20,620       11.547    12.663      1,324
2011  .      13.550    13.084      17,813       12.663    12.233      1,164
2012  .      13.084    15.120      14,877       12.233    14.144        906
2013  .      15.120    19.855      12,184       14.144    18.583        693
---------    ------    ------      ------       ------    ------      -----
American Funds International
2005  .      14.136    16.895         521        8.098     9.683         52
2006  .      16.895    19.773       2,602        9.683    11.338        345
2007  .      19.773    23.344       5,034       11.338    13.392        658
2008  .      23.344    13.289       7,240       13.392     7.628        921
2009  .      13.289    18.702       6,302        7.628    10.740        690
2010  .      18.702    19.726       7,438       10.740    11.334        671
2011  .      19.726    16.694       6,626       11.334     9.596        585
2012  .      16.694    19.361       5,487        9.596    11.135        464
2013  .      19.361    23.165       4,354       11.135    13.329        363
---------    ------    ------      ------       ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      10.203    11.569       4,705       10.254    11.573        155
2010  .      11.569    12.491      13,181       11.573    12.501        353
2011  .      12.491    11.839      22,030       12.501    11.854        562
2012  .      11.839    12.806      21,825       11.854    12.829        523
2013  .      12.806    14.412      20,708       12.829    14.446        413
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Diversified Income
2005  .      10.842    10.554        10         10.855    10.588        177
2006  .      10.554    11.117        22         10.588    11.175        720
2007  .      11.117    11.693        64         11.175    11.778      1,341
2008  .      11.693    10.890       104         11.778    10.990      2,716
2009  .      10.890    13.506       134         10.990    13.658      3,782
2010  .      13.506    14.266       103         13.658    14.455      5,018
2011  .      14.266    14.829       109         14.455    15.056      4,843
2012  .      14.829    15.519       125         15.056    15.788      4,773
2013  .      15.519    14.981       115         15.788    15.271      3,953
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2005  .      11.688    12.003         8         10.038    12.017        106
2006  .      12.003    14.905        46         12.017    14.952        588
2007  .      14.905    20.216       132         14.952    20.320      1,161
2008  .      20.216     9.564       208         20.320     9.633      1,399
2009  .       9.564    16.640       114          9.633    16.793      1,108
2010  .      16.640    19.262       127         16.793    19.477      1,289
2011  .      19.262    15.089       116         19.477    15.288      1,439
2012  .      15.089    16.871       110         15.288    17.129      1,233
2013  .      16.871    18.149        43         17.129    18.463      1,041
---------    ------    ------       ---         ------    ------      -----
Delaware VIP High Yield
2005  .      15.598    15.785         9         14.506    14.709         74
2006  .      15.785    17.342        17         14.709    16.192        327
2007  .      17.342    17.414        28         16.192    16.292        555
2008  .      17.414    12.886        27         16.292    12.080        834
2009  .      12.886    18.758        34         12.080    17.620        954
2010  .      18.758    21.107        27         17.620    19.866      1,142
2011  .      21.107    21.150        25         19.866    19.946        838
2012  .      21.150    24.305        25         19.946    22.968        611
2013  .      24.305    25.936        19         22.968    24.558        487
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          9.948     9.906         25
2006  .       9.905    10.110         1*         9.906    10.141         30
2007  .      10.110    10.320         2         10.141    10.371         74
2008  .      10.320    10.040        36         10.371    10.110        463
2009  .      10.040    11.068       128         10.110    11.168      1,772
2010  .      11.068    11.304       107         11.168    11.429      2,584
2011  .      11.304    11.352       148         11.429    11.500      3,652
2012  .      11.352    11.397       138         11.500    11.569      3,352
2013  .      11.397    11.012        86         11.569    11.200      3,362
---------    ------    ------       ---         ------    ------      -----
Delaware VIP REIT
2005  .      18.009    18.844         2         18.487    19.383        108
2006  .      18.844    24.417        18         19.383    25.166        381
2007  .      24.417    20.520        16         25.166    21.191        502
2008  .      20.520    13.003        15         21.191    13.455        369
2009  .      13.003    15.691        13         13.455    16.270        244
2010  .      15.691    19.454        12         16.270    20.212        238
2011  .      19.454    21.072        12         20.212    21.937        265
2012  .      21.072    24.062         7         21.937    25.099        267
2013  .      24.062    24.014         9         25.099    25.100        239
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2005  .      17.570    18.778        12         18.018    19.297        122
2006  .      18.778    21.309        44         19.297    21.941        671
2007  .      21.309    19.439        56         21.941    20.056      1,296
2008  .      19.439    13.311        57         20.056    13.761      1,420
2009  .      13.311    17.149        46         13.761    17.764      1,077
2010  .      17.149    22.152        39         17.764    22.993        994
2011  .      22.152    21.347        32         22.993    22.201        919
2012  .      21.347    23.753        25         22.201    24.753        754
2013  .      23.753    30.975        28         24.753    32.344        643
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Diversified Income
2005  .      10.872    10.631         510       10.875    10.639        21
2006  .      10.631    11.248       1,857       10.639    11.263       107
2007  .      11.248    11.884       4,124       11.263    11.906       206
2008  .      11.884    11.117       6,950       11.906    11.143       381
2009  .      11.117    13.851      11,565       11.143    13.889       483
2010  .      13.851    14.696      15,768       13.889    14.744       501
2011  .      14.696    15.345      18,412       14.744    15.403       430
2012  .      15.345    16.131      18,129       15.403    16.201       420
2013  .      16.131    15.642      14,557       16.201    15.717       323
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Emerging Markets
2005  .      10.038    12.034         284       10.169    12.037        12
2006  .      12.034    15.010       1,135       12.037    15.022        57
2007  .      15.010    20.451       2,162       15.022    20.477       119
2008  .      20.451     9.719       3,053       20.477     9.736       216
2009  .       9.719    16.986       3,033        9.736    17.024       154
2010  .      16.986    19.751       3,782       17.024    19.805       154
2011  .      19.751    15.541       4,744       19.805    15.592       162
2012  .      15.541    17.456       3,907       15.592    17.522       112
2013  .      17.456    18.863       3,515       17.522    18.944       104
---------    ------    ------      ------       ------    ------       ---
Delaware VIP High Yield
2005  .       9.999    10.236         273       11.980    12.184        11
2006  .      10.236    11.296       1,047       12.184    13.453        65
2007  .      11.296    11.394       1,809       13.453    13.576        86
2008  .      11.394     8.470       2,453       13.576    10.097       145
2009  .       8.470    12.385       3,434       10.097    14.771       141
2010  .      12.385    13.999       4,344       14.771    16.705       165
2011  .      13.999    14.091       3,300       16.705    16.823       135
2012  .      14.091    16.266       2,852       16.823    19.429       105
2013  .      16.266    17.436       2,196       19.429    20.837        78
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .       9.959     9.922          67       10.000     9.973         1*
2006  .       9.922    10.182         182        9.973    10.240        10
2007  .      10.182    10.439         207       10.240    10.504        28
2008  .      10.439    10.202       1,084       10.504    10.270       126
2009  .      10.202    11.298       5,033       10.270    11.379       282
2010  .      11.298    11.590       7,781       11.379    11.680       425
2011  .      11.590    11.692       9,574       11.680    11.788       355
2012  .      11.692    11.791       9,500       11.788    11.894       308
2013  .      11.791    11.444      10,960       11.894    11.550       210
---------    ------    ------      ------       ------    ------       ---
Delaware VIP REIT
2005  .      10.111    10.406         305       19.913    20.941         6
2006  .      10.406    13.545       1,288       20.941    27.270        36
2007  .      13.545    11.434       1,509       27.270    23.032        46
2008  .      11.434     7.278       1,271       23.032    14.668        38
2009  .       7.278     8.823         920       14.668    17.790        31
2010  .       8.823    10.988       1,054       17.790    22.166        34
2011  .      10.988    11.955       1,495       22.166    24.131        32
2012  .      11.955    13.713       1,750       24.131    27.692        28
2013  .      13.713    13.748       1,288       27.692    27.776        23
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Small Cap Value
2005  .      10.034    10.768         464       19.955    21.435        19
2006  .      10.768    12.274       2,421       21.435    24.445        93
2007  .      12.274    11.247       4,061       24.445    22.412       138
2008  .      11.247     7.737       5,554       22.412    15.424       177
2009  .       7.737    10.012       4,965       15.424    19.970       140
2010  .      10.012    12.991       4,679       19.970    25.926       120
2011  .      12.991    12.575       5,558       25.926    25.109       111
2012  .      12.575    14.056       3,981       25.109    28.079        80
2013  .      14.056    18.413       3,281       28.079    36.800        62
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Smid Cap Growth(4)
2005  .      15.986    16.533         3         14.609    15.138        48
2006  .      16.533    17.377         8         15.138    15.943       123
2007  .      17.377    18.795        10         15.943    17.279       195
2008  .      18.795     9.780        12         17.279     9.009       213
2009  .       9.780    14.784         9          9.009    13.646       208
2010  .      17.511    19.788        13         16.188    18.301       273
2011  .      19.788    20.908        16         18.301    19.375       335
2012  .      20.908    22.666        13         19.375    21.047       306
2013  .      22.666    31.290         6         21.047    29.113       273
---------    ------    ------        --         ------    ------       ---
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A         10.268    11.106         9
2007  .      13.997    15.261         2         11.106    12.246        75
2008  .      15.261     8.539         9         12.246     6.865        65
2009  .       8.539    11.952        21          6.865     9.629       144
2010  .      11.952    13.289        35          9.629    10.727       191
2011  .      13.289    13.989        28         10.727    11.315       368
2012  .      13.989    15.884        25         11.315    12.873       418
2013  .      15.884    20.911         2         12.873    16.982       289
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2005  .      15.019    15.559         3         12.485    12.959       107
2006  .      15.559    18.861        11         12.959    15.741       372
2007  .      18.861    17.916        24         15.741    14.982       766
2008  .      17.916    11.654        17         14.982     9.765       771
2009  .      11.654    13.426        22          9.765    11.273       779
2010  .      13.426    15.162        17         11.273    12.756       675
2011  .      15.162    16.222        12         12.756    13.674       837
2012  .      16.222    18.178        13         13.674    15.354       700
2013  .      18.178    23.741        60         15.354    20.093       665
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .      11.434    11.450         4         10.041    11.468        48
2010  .       N/A        N/A        N/A         11.468    12.619       123
2011  .      12.575    11.930         7         12.619    11.995       225
2012  .      11.930    12.776        11         11.995    12.872       239
2013  .      12.776    12.604         1*        12.872    12.724       218
---------    ------    ------       ---         ------    ------       ---
DWS VIT Equity 500 Index(1)
2005  .      12.910    13.250         7         13.000    13.319        20
2006  .      13.250    14.952         8         13.319    15.061       120
2007  .      14.952    15.378         8         15.061    15.521       142
2008  .      15.378     9.436         8         15.521     9.542       129
2009  .       9.436    11.644         8          9.542    11.800       124
2010  .      11.644    13.058         7         11.800    13.258       118
2011  .      13.058    12.978         8         13.258    13.204        83
2012  .      12.978    14.668         4         13.204    14.953        64
2013  .      14.668    17.116         4         14.953    17.462        34
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index(5)
2005  .       N/A        N/A        N/A         15.567    15.884        12
2006  .      17.016    18.133         3         15.884    18.264        71
2007  .      18.133    17.373         2         18.264    17.534       161
2008  .      17.373    11.172         4         17.534    11.298       102
2009  .      11.172    13.813         4         11.298    13.997        66
2010  .      13.813    17.058         2         13.997    17.320        57
2011  .      17.058    15.939         2          17.32    16.216        45
2012  .      15.939    18.086         1*        16.216    18.437        36
2013  .      18.086    21.126         1*        18.437    21.552        32
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Smid Cap Growth(4)
2005  .      10.012    11.237         81         7.450     7.744        17
2006  .      11.237    11.864        295         7.744     8.180        44
2007  .      11.864    12.891        610         8.180     8.892        55
2008  .      12.891     6.738        613         8.892     4.650        66
2009  .       6.738    10.231        586         4.650     7.065        54
2010  .      12.161    13.756        703         8.401     9.503        46
2011  .      13.756    14.600      1,280         9.503    10.091        53
2012  .      14.600    15.899      1,044        10.091    10.995        35
2013  .      15.899    22.047        950        10.995    15.254        32
---------    ------    ------      -----        ------    ------        --
Delaware VIP U.S. Growth
2006  .      10.860    11.254         12        10.011    11.284         4
2007  .      11.254    12.440         90        11.284    12.479        12
2008  .      12.440     6.992        146        12.479     7.017        16
2009  .       6.992     9.831        433         7.017     9.872         9
2010  .       9.831    10.980        442         9.872    11.031         6
2011  .      10.980    11.610      3,373        11.031    11.670        15
2012  .      11.610    13.242        786        11.670    13.317        18
2013  .      13.242    17.512        567        13.317    17.620        18
---------    ------    ------      -----        ------    ------        --
Delaware VIP Value
2005  .       9.961    10.354        200        12.358    12.866        14
2006  .      10.354    12.608        918        12.866    15.675        44
2007  .      12.608    12.030      1,721        15.675    14.964        80
2008  .      12.030     7.861      1,750        14.964     9.783       129
2009  .       7.861     9.097      2,126         9.783    11.327       175
2010  .       9.097    10.319      2,030        11.327    12.855       174
2011  .      10.319    11.090      2,429        12.855    13.823       117
2012  .      11.090    12.484      2,982        13.823    15.567       112
2013  .      12.484    16.378      2,715        15.567    20.433        96
---------    ------    ------      -----        ------    ------       ---
DWS Alternative Asset Allocation
2009  .      10.017    11.483         60        11.444    11.491         4
2010  .      11.483    12.667        308        11.491    12.683        10
2011  .      12.667    12.071        732        12.683    12.093        36
2012  .      12.071    12.985        884        12.093    13.015        31
2013  .      12.985    12.869        778        13.015    12.905         6
---------    ------    ------      -----        ------    ------       ---
DWS VIT Equity 500 Index(1)
2005  .      10.014    10.407        104        13.064    13.424         6
2006  .      10.407    11.797        315        13.424    15.225        16
2007  .      11.797    12.188        347        15.225    15.737        13
2008  .      12.188     7.512        715        15.737     9.704        24
2009  .       7.512     9.312        724         9.704    12.036         9
2010  .       9.312    10.490        663        12.036    13.565        11
2011  .       10.49    10.473        149        13.565     13.55         6
2012  .      10.473    11.890        206         13.55    15.391         3
2013  .      11.890    13.898        196        15.391    17.993         2
---------    ------    ------      -----        ------    ------       ---
DWS VIT Small Cap Index(5)
2005  .      10.230    10.767         96         N/A        N/A        N/A
2006  .      10.767    12.411        342        17.800    18.464         2
2007  .      12.411    11.944        385        18.464    17.779         3
2008  .      11.944     7.716        380        17.779    11.490         4
2009  .       7.716     9.583        247        11.490    14.278         4
2010  .       9.583    11.888        132        14.278    17.721         4
2011  .      11.888    11.158        111        17.721    16.641         5
2012  .      11.158    12.718         90        16.641    18.977         3
2013  .      12.718    14.881         86        18.977    22.209         2
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2005  .      14.951    16.115        17         13.776    15.769        329
2006  .      16.115    17.584        61         15.769    17.241      2,435
2007  .      17.584    20.198       112         17.241    19.843      3,918
2008  .      20.198    11.334       162         19.843    11.158      4,593
2009  .      11.334    15.035       208         11.158    14.830      5,644
2010  .      15.035    17.215       148         14.830    17.015      5,647
2011  .      17.215    16.388       136         17.015    16.229      4,997
2012  .      16.388    18.638       117         16.229    18.494      4,233
2013  .      18.638    23.900        72         18.494    23.763      3,451
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2005  .       N/A        N/A        N/A         10.587    10.959         14
2006  .      14.511    14.524         2         10.959    11.459         88
2007  .      14.524    18.014         6         11.459    14.241        224
2008  .      18.014     9.294        24         14.241     7.362        377
2009  .       9.294    11.646        46          7.362     9.244        503
2010  .      11.646    14.126        90          9.244    11.234        478
2011  .      14.126    13.827        60         11.234    11.019        625
2012  .      13.827    15.490        52         11.019    12.369        434
2013  .      15.490    20.629        36         12.369    16.506        378
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2005  .      11.085    11.535        12         10.000    11.548        123
2006  .      11.535    12.696        43         11.548    12.736        993
2007  .      12.696    14.339        72         12.736    14.413      2,187
2008  .      14.339     8.480        97         14.413     8.540      2,883
2009  .       8.480    11.604        63          8.540    11.711      2,281
2010  .      11.604    14.610        86         11.711    14.774      2,660
2011  .      14.610    12.753        77         14.774    12.922      2,738
2012  .      12.753    14.307        70         12.922    14.525      2,423
2013  .      14.307    19.035        58         14.525    19.364      1,932
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Overseas(6)
2005  .      16.124    18.755         1*        13.263    15.458         45
2006  .      18.755    21.629         6         15.458    17.863        151
2007  .      21.629    24.792        16         17.863    20.516        249
2008  .      24.792    13.604        41         20.516    11.280        290
2009  .      13.604    16.814        23         11.280    13.970        283
2010  .      16.814    18.578        16         13.970    15.466        302
2011  .      18.578    15.037        15         15.466    12.543        324
2012  .      15.037    17.725        15         12.543    14.815        239
2013  .      17.725    19.747        14         14.815    16.518        233
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .      10.449    11.191        44         10.111    11.205        786
2007  .      11.191    11.370       143         11.205    11.407      3,841
2008  .      11.370     7.832       205         11.407     7.873      5,722
2009  .       7.832    10.399       160          7.873    10.475      4,581
2010  .      10.399    11.474       161         10.475    11.580      4,641
2011  .      11.474    11.503       141         11.580    11.633      4,510
2012  .      11.503    12.689       130         11.633    12.858      3,993
2013  .      12.689    14.158        75         12.858    14.375      3,347
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005  .      16.909    17.350         1*        11.779    13.032         37
2006  .      17.350    18.467         6         13.032    13.899        250
2007  .      18.467    20.116        16         13.899    15.170        461
2008  .      20.116    11.327        28         15.170     8.559        653
2009  .      11.327    15.924        19          8.559    12.057        715
2010  .      15.924    19.901        19         12.057    15.098        682
2011  .      19.901    18.546        17         15.098    14.098        612
2012  .      18.546    20.131        17         14.098    15.334        553
2013  .      20.131    23.419        15         15.334    17.852        542
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Fidelity VIP Contrafund
2005  .      13.891    15.940         489       13.915    15.975        29
2006  .      15.940    17.471       3,412       15.975    17.519       210
2007  .      17.471    20.159       6,358       17.519    20.224       352
2008  .      20.159    11.363       9,199       20.224    11.406       508
2009  .      11.363    15.142      11,570       11.406    15.206       641
2010  .      15.142    17.415      12,187       15.206    17.498       579
2011  .      17.415    16.653      11,757       17.498    16.741       497
2012  .      16.653    19.025       9,797       16.741    19.134       340
2013  .      19.025    24.506       8,379       19.134    24.659       270
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Growth
2005  .      10.047    10.618          91        6.137     6.372         5
2006  .      10.618    11.130         270        6.372     6.683        41
2007  .      11.130    13.867         768        6.683     8.330        54
2008  .      13.867     7.187       1,436        8.330     4.320       168
2009  .       7.187     9.046       1,090        4.320     5.440       124
2010  .       9.046    11.022       1,444        5.440     6.631       124
2011  .      11.022    10.838       4,326        6.631     6.524       147
2012  .      10.838    12.196       4,056        6.524     7.345       128
2013  .      12.196    16.315       3,658        7.345     9.831       112
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Mid Cap
2005  .      10.237    11.564         208       10.000    11.568        19
2006  .      11.564    12.786       2,003       11.568    12.796       143
2007  .      12.786    14.506       4,413       12.796    14.524       273
2008  .      14.506     8.617       6,670       14.524     8.632       398
2009  .       8.617    11.845       5,864        8.632    11.872       288
2010  .      11.845    14.981       6,991       11.872    15.022       253
2011  .      14.981    13.136       7,959       15.022    13.179       228
2012  .      13.136    14.803       6,688       13.179    14.859       172
2013  .      14.803    19.784       5,559       14.859    19.869       153
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Overseas(6)
2005  .      10.004    11.982         122        8.202     9.588        13
2006  .      11.982    13.880         303        9.588    11.113        21
2007  .      13.880    15.981         568       11.113    12.801        46
2008  .      15.981     8.809         830       12.801     7.060       150
2009  .       8.809    10.937         671        7.060     8.770       139
2010  .      10.937    12.138       1,087        8.770     9.738       130
2011  .      12.138     9.869        1161        9.738     7.921        57
2012  .       9.869    11.686        1041        7.921     9.384        46
2013  .      11.686    13.041         980        9.384    10.474        44
---------    ------    ------      ------       ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.112    11.222       1,513       10.028    11.225       227
2007  .      11.222    11.453       7,420       11.225    11.462       655
2008  .      11.453     7.925      10,525       11.462     7.935       909
2009  .       7.925    10.570       8,088        7.935    10.589       656
2010  .      10.570    11.714       9,464       10.589    11.741       576
2011  .      11.714    11.797       9,759       11.741    11.830       475
2012  .      11.797    13.072       8,793       11.830    13.116       403
2013  .      13.072    14.651       7,972       13.116    14.707       332
---------    ------    ------      ------       ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005  .      12.768    13.160         125        6.977     7.195         9
2006  .      13.160    14.070         500        7.195     7.696        54
2007  .      14.070    15.396         922        7.696     8.425       103
2008  .      15.396     8.708       1,127        8.425     4.768       150
2009  .       8.708    12.298       1,139        4.768     6.737       103
2010  .      12.298    15.439       1,339        6.737     8.461        93
2011  .      15.439    14.452        1323        8.461     7.925        95
2012  .      14.452    15.758        1213        7.925     8.645        67
2013  .      15.758    18.363        1086        8.645    10.076        64
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .      10.139    11.236        27         10.029    11.249        526
2007  .      11.236    11.376        97         11.249    11.421      2,676
2008  .      11.376     7.006        97         11.421     7.048      3,240
2009  .       7.006     8.647        68          7.048     8.716      2,283
2010  .       8.647     9.416        97          8.716     9.510      2,477
2011  .       9.416     9.124        97          9.510     9.233      2,366
2012  .       9.124    10.207        86          9.233    10.350      2,042
2013  .      10.207    12.819        74         10.350    13.025      1,666
---------    ------    ------        --         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.996     9.848        11          9.992     9.859         72
2006  .       9.848    10.874        23          9.859    10.909        498
2007  .      10.874    11.820        41         10.909    11.881      1,569
2008  .      11.820    12.293       116         11.881    12.381      2,869
2009  .      12.293    14.286       166         12.381    14.417      3,729
2010  .      14.286    16.011       142         14.417    16.190      3,407
2011  .      16.011    15.542        99         16.190    15.747      2,889
2012  .      15.542    17.512        86         15.747    17.779      2,463
2013  .      17.512    17.427        48         17.779    17.728      2,059
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities
2005  .      15.559    16.586         3         13.177    14.075         89
2006  .      16.586    19.783        19         14.075    16.822        481
2007  .      19.783    19.827        32         16.822    16.893        962
2008  .      19.827    11.197        20         16.893     9.559        752
2009  .      11.197    14.375        10          9.559    12.297        471
2010  .      14.375    15.117         9         12.297    12.958        421
2011  .      15.117    13.770        10         12.958    11.827        323
2012  .      13.770    16.325         8         11.827    14.049        284
2013  .      16.325    20.913         6         14.049    18.033        214
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Growth
2010  .       N/A        N/A        N/A         11.674    12.344         11
2011  .      12.332    10.957        10         12.344    10.990        252
2012  .      10.957    13.102        10         10.990    13.168        253
2013  .      13.102    16.511         9         13.168    16.627        202
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A         12.353    12.730         20
2011  .      12.717    10.026         5         12.730    10.057        224
2012  .      10.026    11.561         5         10.057    11.619        208
2013  .      11.561    14.467         4         11.619    14.569        187
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth
2010  .       N/A        N/A        N/A         11.845    12.460         71
2011  .      12.448    11.619        14         12.460    11.654        671
2012  .      11.619    13.363        12         11.654    13.430        657
2013  .      13.363    16.965        10         13.430    17.084        605
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth-Income
2010  .       N/A        N/A        N/A         11.656    12.144         46
2011  .      12.132    11.615        11         12.144    11.650        435
2012  .      11.615    13.312         8         11.650    13.379        438
2013  .      13.312    17.340         7         13.379    17.462        432
---------    ------    ------       ---         ------    ------      -----
LVIP American International
2010  .       N/A        N/A        N/A         11.747    12.237         25
2011  .      12.225    10.256         9         12.237    10.287        385
2012  .      10.256    11.796         9         10.287    11.855        389
2013  .      11.796    13.994         8         11.855    14.092        329
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .       9.934    11.267        972         9.897    11.270       137
2007  .      11.267    11.467      4,883        11.270    11.477       472
2008  .      11.467     7.093      6,927        11.477     7.104       573
2009  .       7.093     8.795      5,406         7.104     8.812       384
2010  .       8.795     9.619      6,497         8.812     9.643       340
2011  .       9.619     9.363      7,176         9.643     9.391       283
2012  .       9.363    10.522      6,079         9.391    10.558       218
2013  .      10.522    13.275      5,109        10.558    13.327       170
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.944     9.873        134         9.811     9.876        10
2006  .       9.873    10.952      1,270         9.876    10.960       128
2007  .      10.952    11.958      3,354        10.960    11.973       244
2008  .      11.958    12.492      7,202        11.973    12.514       485
2009  .      12.492    14.583      9,852        12.514    14.617       573
2010  .      14.583    16.417      8,811        14.617    16.463       487
2011  .      16.417    16.008      7,842        16.463    16.061       412
2012  .      16.008    18.118      6,421        16.061    18.187       289
2013  .      18.118    18.112      5,641        18.187    18.190       246
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities
2005  .      13.285    14.226        145        11.807    12.649        17
2006  .      14.226    17.045        961        12.649    15.163       111
2007  .      17.045    17.160      1,745        15.163    15.273       181
2008  .      17.160     9.735      1,495        15.273     8.669       178
2009  .       9.735    12.554        760         8.669    11.185        94
2010  .      12.554    13.262        578        11.185    11.821        81
2011  .      13.262    12.135        467        11.821    10.822        68
2012  .      12.135    14.451        366        10.822    12.894        44
2013  .      14.451    18.595        292        12.894    16.600        29
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Growth
2010  .      11.730    12.360         63         N/A        N/A        N/A
2011  .      12.360    11.032        733        12.363    11.040         2
2012  .      11.032    13.251        683        11.040    13.267         4
2013  .      13.251    16.773        677        13.267    16.803         3
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Small Capitalization
2010  .      12.334    12.746         50         N/A        N/A        N/A
2011  .      12.746    10.095        741        12.749    10.102         4
2012  .      10.095    11.692        739        10.102    11.707         5
2013  .      11.692    14.697        672        11.707    14.723         5
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth
2010  .      11.591    12.476        240        12.328    12.479         1*
2011  .      12.476    11.698      2,704        12.479    11.706        14
2012  .      11.698    13.514      2,411        11.706    13.531        15
2013  .      13.514    17.235      2,261        13.531    17.265        12
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth-Income
2010  .      11.465    12.160        102        12.020    12.163         1*
2011  .      12.160    11.693      1,676        12.163    11.702         8
2012  .      11.693    13.463      1,620        11.702    13.479         9
2013  .      13.463    17.615      1,534        13.479    17.646         6
---------    ------    ------      -----        ------    ------       ---
LVIP American International
2010  .      12.124    12.253        108        12.250    12.256         1*
2011  .      12.253    10.326      1,768        12.256    10.333         5
2012  .      10.326    11.930      1,739        10.333    11.944         5
2013  .      11.930    14.216      1,562        11.944    14.241         5
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities(7)
2006  .       9.673    10.587         3          9.881    10.600         25
2007  .      10.587    10.722        17         10.600    10.756        477
2008  .      10.722     6.390        25         10.756     6.423        636
2009  .       6.390     8.655        14          6.423     8.718        611
2010  .       8.655    10.711        21          8.718    10.811        621
2011  .      10.711    10.911        17         10.811    11.034        712
2012  .      10.911    12.633        16         11.034    12.801        783
2013  .      12.633    17.327        13         12.801    17.593        710
---------    ------    ------        --         ------    ------        ---
LVIP BlackRock Emerging Markets RPM
2012  .      10.954    10.954         1*        10.170    10.961          2
2013  .      10.954     9.854        15         10.961     9.881         32
---------    ------    ------        --         ------    ------        ---
LVIP BlackRock Equity Dividend RPM
2005  .       N/A        N/A        N/A          9.986    10.457         38
2006  .      10.816    11.352         2         10.457    11.388        119
2007  .      11.352    11.571        18         11.388    11.631        164
2008  .      11.571     6.970        21         11.631     7.021        192
2009  .       6.970     8.395         4          7.021     8.472        255
2010  .       8.395     9.671         3          8.472     9.779        216
2011  .       9.671     9.203         6          9.779     9.325        201
2012  .       9.203    10.516         4          9.325    10.677        223
2013  .      10.516    12.143        12         10.677    12.353        435
---------    ------    ------       ---         ------    ------        ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       9.750    10.375        12         10.110    10.388        141
---------    ------    ------       ---         ------    ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.259    10.080         82
2011  .      10.067    11.029        68         10.080    11.065      1,320
2012  .      11.029    11.475        74         11.065    11.535      1,497
2013  .      11.475    10.273       105         11.535    10.348      3,338
---------    ------    ------       ---         ------    ------      -----
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.011    10.685          6
2008  .       N/A        N/A        N/A         10.685     6.108         34
2009  .       N/A        N/A        N/A          6.108     8.062        102
2010  .       8.020     9.320         2          8.062     9.387        104
2011  .       9.320     8.283        16          9.387     8.359        166
2012  .       8.283     9.633        13          8.359     9.742        352
2013  .       9.633    12.797        10          9.742    12.967        159
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2007  .       9.951     8.196        39         10.085     8.206        405
2008  .       8.196     4.640        39          8.206     4.655        805
2009  .       4.640     6.247        29          4.655     6.280        721
2010  .       6.247     7.198        25          6.280     7.250        747
2011  .       7.198     6.421        22          7.250     6.480        927
2012  .       6.421     7.821        22          6.480     7.909        840
2013  .       7.821     7.891        19          7.909     7.996        802
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.618    10.915         1*        10.082    10.819         90
2008  .      10.915     5.405         7         10.819     5.368        173
2009  .       5.405     7.835         4          5.368     7.797        157
2010  .       7.835     9.739        10          7.797     9.712        227
2011  .       9.739     8.790         9          9.712     8.783        379
2012  .       8.790     9.142         6          8.783     9.153        257
2013  .       9.142    11.148        17          9.153    11.183        271
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Baron Growth Opportunities(7)
2006  .       9.589    10.616          98        9.143    10.619         2
2007  .      10.616    10.800         675       10.619    10.808        66
2008  .      10.800     6.465       1,528       10.808     6.474        98
2009  .       6.465     8.797       1,729        6.474     8.813        79
2010  .       8.797    10.936       1,997        8.813    10.961        68
2011  .      10.936    11.190       2,179       10.961    11.221        62
2012  .      11.190    13.015       2,048       11.221    13.058        81
2013  .      13.015    17.931       1,912       13.058    17.999        68
---------    ------    ------       -----       ------    ------        --
LVIP BlackRock Emerging Markets RPM
2012  .      10.397    10.971          28       10.767    10.973         1*
2013  .      10.971     9.914         183       10.973     9.921         5
---------    ------    ------       -----       ------    ------        --
LVIP BlackRock Equity Dividend RPM
2005  .      10.029    10.472          64       10.265    10.475         2
2006  .      10.472    11.433         362       10.475    11.442        20
2007  .      11.433    11.706         506       11.442    11.721        19
2008  .      11.706     7.084         794       11.721     7.096        46
2009  .       7.084     8.570         966        7.096     8.589        43
2010  .       8.570     9.917         558        8.589     9.944        36
2011  .       9.917     9.480         815        9.944     9.511        32
2012  .       9.480    10.881         951        9.511    10.922        37
2013  .      10.881    12.621       1,195       10.922    12.675        42
---------    ------    ------       -----       ------    ------        --
LVIP BlackRock Global Allocation V.I. RPM
2013  .      10.110    10.404         913        9.810    10.408        25
---------    ------    ------       -----       ------    ------        --
LVIP BlackRock Inflation Protected Bond
2010  .      10.237    10.096         360       10.065    10.099         1*
2011  .      10.096    11.110       5,121       10.099    11.119        64
2012  .      11.110    11.611       5,650       11.119    11.626        65
2013  .      11.611    10.442      10,939       11.626    10.461       256
---------    ------    ------      ------       ------    ------       ---
LVIP Capital Growth
2007  .      10.213    10.701          14        9.861    10.704         1*
2008  .      10.701     6.133          97       10.704     6.138         4
2009  .       6.133     8.115         203        6.138     8.126         5
2010  .       8.115     9.473         263        8.126     9.490         4
2011  .       9.473     8.456         414        9.490     8.476         5
2012  .       8.456     9.879         416        8.476     9.907         5
2013  .       9.879    13.184         327        9.907    13.227         4
---------    ------    ------      ------       ------    ------       ---
LVIP Clarion Global Real Estate
2007  .      10.086     8.218         907        9.536     8.221        61
2008  .       8.218     4.674       2,065        8.221     4.678       251
2009  .       4.674     6.321       2,038        4.678     6.330       225
2010  .       6.321     7.316       2,244        6.330     7.329       202
2011  .       7.316     6.556       2,944        7.329     6.571       146
2012  .       6.556     8.021       2,574        6.571     8.044       119
2013  .       8.021     8.130       2,484        8.044     8.157        98
---------    ------    ------      ------       ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.084    10.836         249        9.906    10.839        15
2008  .      10.836     5.390         462       10.839     5.394        24
2009  .       5.390     7.849         436        5.394     7.859        23
2010  .       7.849     9.800         616        7.859     9.818        19
2011  .       9.800     8.885         895        9.818     8.905        30
2012  .       8.885     9.282         764        8.905     9.308        26
2013  .       9.282    11.369         973        9.308    11.407        28
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Bond
2005  .       9.931     9.855        33         10.305    10.353        345
2006  .       9.855    10.080        71         10.353    10.610      1,473
2007  .      10.080    10.381       155         10.610    10.949      2,312
2008  .      10.381     9.834       129         10.949    10.392      3,192
2009  .       9.834    11.409       212         10.392    12.081      4,252
2010  .      11.409    12.079       234         12.081    12.816      5,334
2011  .      12.079    12.686       209         12.816    13.488      5,753
2012  .      12.686    13.197       182         13.488    14.059      5,399
2013  .      13.197    12.581       163         14.059    13.430      4,639
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .      10.015    10.009         5         10.038    10.021        153
2011  .      10.009     9.753        24         10.021     9.785      1,085
2012  .       9.753     9.929        40          9.785     9.981      1,193
2013  .       9.929     9.772       104          9.981     9.843      2,569
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2005  .      13.007    13.087         1*        12.586    13.155         18
2006  .      13.087    14.638         9         13.155    14.744        189
2007  .      14.638    15.210         1*        14.744    15.351        350
2008  .      15.210     9.921         2         15.351    10.032        449
2009  .       9.921    12.790         2         10.032    12.960        274
2010  .      12.790    14.053         1*        12.960    14.268        249
2011  .      14.053    13.448         1*        14.268    13.682        180
2012  .      13.448    14.882         1*        13.682    15.171        150
2013  .      14.882    17.479         1*        15.171    17.854        126
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2005  .      10.121    10.338         2         10.017    10.349         77
2006  .      10.338    11.346        31         10.349    11.382        115
2007  .      11.346    11.760        27         11.382    11.821        121
2008  .      11.760     7.371        27         11.821     7.424        111
2009  .       7.371     8.967        39          7.424     9.049        136
2010  .       8.967     9.882        38          9.049     9.993        123
2011  .       9.882     9.758        37          9.993     9.887        135
2012  .       9.758    10.980        29          9.887    11.148        111
2013  .      10.980    14.279        25         11.148    14.526        110
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         13.502    14.804         27
2006  .      10.459    11.781         3         14.804    16.273         78
2007  .      11.781    11.848         1*        16.273    16.399        118
2008  .      11.848     7.583         1*        16.399    10.517        159
2009  .       7.583     9.619         2         10.517    13.367        192
2010  .       9.619    10.472         2         13.367    14.582        193
2011  .      10.472    10.284         2         14.582    14.349        186
2012  .      10.284    11.569         2         14.349    16.174        181
2013  .      11.569    15.318         2         16.174    21.457        177
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Special Opportunities
2007  .       9.633     9.114         1*        10.117     9.125         13
2008  .       9.114     5.635         1*         9.125     5.654         97
2009  .       5.635     7.173         1*         5.654     7.211        136
2010  .       7.173     9.144         1*         7.211     9.210        218
2011  .       9.144     8.459         1*         9.210     8.537        304
2012  .       N/A        N/A        N/A          8.537     9.594        240
2013  .       N/A        N/A        N/A          9.594    12.550        289
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A        N/A        N/A          9.958     8.285         74
2012  .       N/A        N/A        N/A          8.285     9.630         77
2013  .       N/A        N/A        N/A          9.630    10.851        158
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional U.S. Equity RPM
2011  .       N/A        N/A        N/A          9.969     9.338         62
2012  .       N/A        N/A        N/A          9.338    10.730         92
2013  .       N/A        N/A        N/A         10.730    13.567        183
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Delaware Bond
2005  .      10.027     9.880       1,013       10.356    10.434        91
2006  .       9.880    10.151       3,779       10.434    10.726       206
2007  .      10.151    10.502       6,029       10.726    11.101       353
2008  .      10.502     9.993       8,529       11.101    10.569       576
2009  .       9.993    11.646      12,099       10.569    12.323       665
2010  .      11.646    12.385      16,027       12.323    13.112       640
2011  .      12.385    13.067      17,235       13.112    13.841       589
2012  .      13.067    13.655      16,498       13.841    14.471       521
2013  .      13.655    13.076      14,968       14.471    13.864       404
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.043    10.037         330       10.036    10.040         2
2011  .      10.037     9.825       3,459       10.040     9.833        98
2012  .       9.825    10.047       4,390        9.833    10.060        97
2013  .      10.047     9.932      10,786       10.060     9.950       178
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(8)
2005  .      12.637    13.242          39       12.648    13.260         1*
2006  .      13.242    14.878         586       13.260    14.905        25
2007  .      14.878    15.529       1,000       14.905    15.566        34
2008  .      15.529    10.175       1,154       15.566    10.204        54
2009  .      10.175    13.177         763       10.204    13.221        39
2010  .      13.177    14.543         485       13.221    14.599        31
2011  .      14.543    13.980         386       14.599    14.041        24
2012  .      13.980    15.541         293       14.041    15.616        22
2013  .      15.541    18.334         254       15.616    18.432        18
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.056    10.364          16       10.365    10.367        15
2006  .      10.364    11.426         100       10.367    11.435        23
2007  .      11.426    11.897         215       11.435    11.913        26
2008  .      11.897     7.490         275       11.913     7.504        51
2009  .       7.490     9.153         369        7.504     9.174        54
2010  .       9.153    10.133         599        9.174    10.161        55
2011  .      10.133    10.051         558       10.161    10.084        37
2012  .      10.051    11.361         488       10.084    11.404        34
2013  .      11.361    14.840         522       11.404    14.904        44
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Social Awareness
2005  .       9.999    10.767         159       13.568    14.922         1*
2006  .      10.767    11.864         249       14.922    16.451         3
2007  .      11.864    11.986         361       16.451    16.628         4
2008  .      11.986     7.706         471       16.628    10.696        20
2009  .       7.706     9.819         466       10.696    13.636        22
2010  .       9.819    10.738         511       13.636    14.919        24
2011  .      10.738    10.593         482       14.919    14.725        22
2012  .      10.593    11.970         416       14.725    16.648        15
2013  .      11.970    15.921         445       16.648    22.153         3
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       9.908     9.139         116        9.381     9.142         1*
2008  .       9.139     5.677         430        9.142     5.681        36
2009  .       5.677     7.258         333        5.681     7.268         3
2010  .       7.258     9.294         532        7.268     9.311         8
2011  .       9.294     8.636       1,158        9.311     8.656         7
2012  .       8.636     9.730         681        8.656     9.757         9
2013  .       9.730    12.759         681        9.757    12.801        11
---------    ------    ------      ------       ------    ------       ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       9.871     8.298         537        9.848     8.300        13
2012  .       8.298     9.670         605        8.300     9.677        21
2013  .       9.670    10.922       1,929        9.677    10.937        42
---------    ------    ------      ------       ------    ------       ---
LVIP Dimensional U.S. Equity RPM
2011  .       9.879     9.353         852        9.713     9.356         3
2012  .       9.353    10.774       1,111        9.356    10.783         9
2013  .      10.774    13.656       2,066       10.783    13.674        19
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .     10.185     10.311         8         10.016    10.324        198
2012  .     10.311     10.449         8         10.324    10.483        267
2013  .       N/A        N/A        N/A         10.483     9.976        324
---------   ------     ------       ---         ------    ------        ---
LVIP Global Income
2009  .     10.311     10.642         8         10.097    10.652        425
2010  .     10.642     11.402        56         10.652    11.436      1,685
2011  .     11.402     11.258        53         11.436    11.314      2,272
2012  .     11.258     11.842        56         11.314    11.925      2,408
2013  .     11.842     11.241        61         11.925    11.342      2,477
---------   ------     ------       ---         ------    ------      -----
LVIP Growth Fund(9)
2005  .       N/A        N/A        N/A         10.112    10.803         22
2006  .     11.296     11.191         5         10.803    11.227         64
---------   ------     ------       ---         ------    ------      -----
LVIP Growth Opportunities(10)
2005  .     11.611     11.410         1*        11.146    11.423          1*
2006  .     11.410     12.278         2         11.423    12.317         33
---------   ------     ------       ---         ------    ------      -----
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A         10.719    10.785         45
2011  .     10.771     10.815         4         10.785    10.850        487
2012  .     10.815     12.140        11         10.850    12.204        421
2013  .     12.140     12.637        10         12.204    12.729        387
---------   ------     ------       ---         ------    ------      -----
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          9.667     9.341         10
2008  .       N/A        N/A        N/A          9.341     6.037         41
2009  .      6.159      7.327         2          6.037     7.365         87
2010  .      7.327      8.929         1*         7.365     8.994        134
2011  .      8.929      8.568         6          8.994     8.648        191
2012  .      8.568      9.520         5          8.648     9.628        125
2013  .      9.520     11.547        18          9.628    11.701        167
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2010
2007  .       N/A        N/A        N/A         10.416    10.418          1*
2008  .       N/A        N/A        N/A         10.418     7.759         59
2009  .       N/A        N/A        N/A          7.759     9.447         83
2010  .       N/A        N/A        N/A          9.447    10.306         82
2011  .       N/A        N/A        N/A         10.306    10.212         80
2012  .       N/A        N/A        N/A         10.212    10.849         67
2013  .       N/A        N/A        N/A         10.849    11.567         56
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2020
2007  .       N/A        N/A        N/A          9.783    10.265          3
2008  .       N/A        N/A        N/A         10.265     7.345         83
2009  .       N/A        N/A        N/A          7.345     9.034        104
2010  .       N/A        N/A        N/A          9.034     9.905        147
2011  .       N/A        N/A        N/A          9.905     9.714        153
2012  .       N/A        N/A        N/A          9.714    10.304        150
2013  .       N/A        N/A        N/A         10.304    11.206        121
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      9.699      7.004         1*         9.903     7.026         88
2009  .       N/A        N/A        N/A          7.026     8.800        172
2010  .       N/A        N/A        N/A          8.800     9.693        180
2011  .       N/A        N/A        N/A          9.693     9.433        182
2012  .       N/A        N/A        N/A          9.433     9.962        187
2013  .       N/A        N/A        N/A          9.962    11.089         68
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2040
2007  .       N/A        N/A        N/A          9.751    10.197          2
2008  .      9.443      6.411         1*        10.197     6.432         23
2009  .       N/A        N/A        N/A          6.432     8.244         79
2010  .       N/A        N/A        N/A          8.244     9.171        112
2011  .       N/A        N/A        N/A          9.171     8.845        101
2012  .       N/A        N/A        N/A          8.845     9.273        107
2013  .       N/A        N/A        N/A          9.273    10.577        121
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .      10.001    10.341      1,030        10.315    10.344        27
2012  .      10.341    10.525      1,549        10.344    10.534        39
2013  .      10.525    10.042      1,965        10.534    10.055        44
---------    ------    ------      -----        ------    ------        --
LVIP Global Income
2009  .      10.108    10.668      1,459        10.323    10.673        11
2010  .      10.668    11.482      5,325        10.673    11.492        48
2011  .      11.482    11.388      8,758        11.492    11.404       113
2012  .      11.388    12.033      8,480        11.404    12.056       120
2013  .      12.033    11.474      8,587        12.056    11.501       124
---------    ------    ------      -----        ------    ------       ---
LVIP Growth Fund(9)
2005  .      10.182    10.818         42        10.008    10.821         2
2006  .      10.818    11.271        202        10.821    11.279         6
---------    ------    ------      -----        ------    ------       ---
LVIP Growth Opportunities(10)
2005  .      10.923    11.440         10        10.681    11.443         3
2006  .      11.440    12.366         44        11.443    12.375        10
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan High Yield
2010  .      10.794    10.802         69         N/A        N/A        N/A
2011  .      10.802    10.894      1,327        10.805    10.903        17
2012  .      10.894    12.284      1,534        10.903    12.300        23
2013  .      12.284    12.844      1,369        12.300    12.868        18
---------    ------    ------      -----        ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       9.988     9.355         11        10.024     9.359         1*
2008  .       9.355     6.055         85         9.359     6.067        13
2009  .       6.055     7.406        217         6.067     7.424        23
2010  .       7.406     9.066        389         7.424     9.093        23
2011  .       9.066     8.739        707         9.093     8.769        26
2012  .       8.739     9.754        571         8.769     9.792        23
2013  .       9.754    11.884        885         9.792    11.937        28
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk Profile 2010
2007  .      10.017    10.434         24         N/A        N/A        N/A
2008  .      10.434     7.790        178        10.375     7.796         1*
2009  .       7.790     9.509        202         7.796     9.521         4
2010  .       9.509    10.399        200         9.521    10.418         4
2011  .      10.399    10.331        181        10.418    10.354         4
2012  .      10.331    11.002        120        10.354    11.033         1*
2013  .      11.002    11.759        105         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk Profile 2020
2007  .       9.928    10.280         16        10.224    10.283         1*
2008  .      10.280     7.375        334        10.283     7.381        21
2009  .       7.375     9.093        512         7.381     9.105        36
2010  .       9.093     9.995        521         9.105    10.013        33
2011  .       9.995     9.827        486        10.013     9.849        22
2012  .       9.827    10.449        378         9.849    10.479         9
2013  .      10.449    11.393        398        10.479    11.431         9
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk Profile 2030
2007  .      10.620    10.387          4        10.646    10.390         3
2008  .      10.387     7.056        232        10.390     7.060         6
2009  .       7.056     8.859        245         7.060     8.869         6
2010  .       8.859     9.782        318         8.869     9.798        16
2011  .       9.782     9.544        285         9.798     9.564         6
2012  .       9.544    10.104        221         9.564    10.131         6
2013  .      10.104    11.276        210        10.131    11.311         6
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk Profile 2040
2007  .      10.519    10.212          4         N/A        N/A        N/A
2008  .      10.212     6.458        145         9.836     6.463         4
2009  .       6.458     8.298        165         N/A        N/A        N/A
2010  .       8.298     9.254        202         8.309     9.271        14
2011  .       9.254     8.947        165         9.271     8.968        14
2012  .       8.947     9.404        150         8.968     9.431        14
2013  .       9.404    10.754        149         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Managed Risk Profile Conservative
2005  .      10.240    10.225        14         10.073    10.237         47
2006  .      10.225    10.921        52         10.237    10.955        372
2007  .      10.921    11.496        45         10.955    11.556        830
2008  .      11.496     9.158        74         11.556     9.224      1,706
2009  .       9.158    11.169       104          9.224    11.271      2,202
2010  .      11.169    12.056       151         11.271    12.191      2,688
2011  .      12.056    12.210       174         12.191    12.371      2,476
2012  .      12.210    13.092       196         12.371    13.292      2,935
2013  .      13.092    14.035       165         13.292    14.277      2,349
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk Profile Growth
2005  .       9.976    10.619        86          9.988    10.631        660
2006  .      10.619    11.839       179         10.631    11.876      3,011
2007  .      11.839    12.699       204         11.876    12.764      4,962
2008  .      12.699     8.259       252         12.764     8.318      6,566
2009  .       8.259    10.409       204          8.318    10.505      6,968
2010  .      10.409    11.460       214         10.505    11.588      6,940
2011  .      11.460    11.194       181         11.588    11.342      7,740
2012  .      11.194    11.934       157         11.342    12.116      7,171
2013  .      11.934    13.236       157         12.116    13.465      7,906
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk Profile Moderate
2005  .      10.311    10.442       100         10.006    10.454        810
2006  .      10.442    11.429       130         10.454    11.465      2,760
2007  .      11.429    12.198       234         11.465    12.261      5,294
2008  .      12.198     8.742       252         12.261     8.805      7,769
2009  .       8.742    10.934       276          8.805    11.035      8,453
2010  .      10.934    11.958       253         11.035    12.092      9,122
2011  .      11.958    11.816       162         12.092    11.973      8,288
2012  .      11.816    12.649       158         11.973    12.842      7,483
2013  .      12.649    13.821       164         12.842    14.060      6,866
---------    ------    ------       ---         ------    ------      -----
LVIP MFS International Growth RPM
2013  .       9.550    10.017         8         10.062    10.030         65
---------    ------    ------       ---         ------    ------      -----
LVIP MFS International Growth
2007  .      10.000    11.115        18          9.835    11.129        180
2008  .      11.115     5.543        54         11.129     5.561        604
2009  .       5.543     7.355        40          5.561     7.394        657
2010  .       7.355     8.127        20          7.394     8.185        675
2011  .       8.127     7.154        20          8.185     7.220        581
2012  .       7.154     8.344        17          7.220     8.438        574
2013  .       8.344     9.259         4          8.438     9.382        494
---------    ------    ------       ---         ------    ------      -----
LVIP MFS Value
2007  .       N/A        N/A        N/A          9.792     9.692         84
2008  .       9.260     6.402         9          9.692     6.423        780
2009  .       6.402     7.565         8          6.423     7.604      1,448
2010  .       7.565     8.246        16          7.604     8.305      2,086
2011  .       8.246     8.046        21          8.305     8.120      2,067
2012  .       8.046     9.142        25          8.120     9.245      1,601
2013  .       9.142    12.142        59          9.245    12.303      1,291
---------    ------    ------       ---         ------    ------      -----
LVIP Mid-Cap Value
2007  .       9.944     8.611         2          9.879     8.622        153
2008  .       8.611     4.988         4          8.622     5.004        359
2009  .       4.988     6.939        12          5.004     6.976        380
2010  .       6.939     8.398         5          6.976     8.459        497
2011  .       8.398     7.438        11          8.459     7.507        515
2012  .       7.438     9.018         9          7.507     9.120        461
2013  .       9.018    11.817        14          9.120    11.975        313
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Managed Risk Profile Conservative
2005  .      10.074    10.252         215       10.100    10.254         11
2006  .      10.252    10.998       1,068       10.254    11.007         22
2007  .      10.998    11.630       3,347       11.007    11.645        110
2008  .      11.630     9.306       6,373       11.645     9.323        272
2009  .       9.306    11.401       7,660        9.323    11.427        439
2010  .      11.401    12.362       8,534       11.427    12.396        433
2011  .      12.362    12.576       8,497       12.396    12.617        388
2012  .      12.576    13.546       9,366       12.617    13.597        349
2013  .      13.546    14.586       8,003       13.597    14.649        298
---------    ------    ------       -----       ------    ------        ---
LVIP Managed Risk Profile Growth
2005  .      10.026    10.646         879       10.050    10.649        158
2006  .      10.646    11.923       3,914       10.649    11.932        412
2007  .      11.923    12.847       8,135       11.932    12.863        696
2008  .      12.847     8.393      12,369       12.863     8.408        706
2009  .       8.393    10.625      13,276        8.408    10.650        649
2010  .      10.625    11.751      14,032       10.650    11.783        694
2011  .      11.751    11.530      14,997       11.783    11.568        531
2012  .      11.530    12.348      17,859       11.568    12.395        659
2013  .      12.348    13.757      19,062       12.395    13.816        607
---------    ------    ------      ------       ------    ------        ---
LVIP Managed Risk Profile Moderate
2005  .      10.008    10.469       1,333       10.031    10.472         84
2006  .      10.469    11.510       6,592       10.472    11.519        279
2007  .      11.510    12.340      11,552       11.519    12.356        680
2008  .      12.340     8.884      17,262       12.356     8.900      1,160
2009  .       8.884    11.162      19,202        8.900    11.187      1,135
2010  .      11.162    12.261      21,519       11.187    12.296      1,169
2011  .      12.261    12.171      23,598       12.296    12.211      1,152
2012  .      12.171    13.088      24,029       12.211    13.137      1,028
2013  .      13.088    14.364      22,456       13.137    14.426      1,003
---------    ------    ------      ------       ------    ------      -----
LVIP MFS International Growth RPM
2013  .      10.062    10.046         164        9.558    10.049          2
---------    ------    ------      ------       ------    ------      -----
LVIP MFS International Growth
2007  .      10.077    11.146         445        9.877    11.149         24
2008  .      11.146     5.584       1,034       11.149     5.588         76
2009  .       5.584     7.443       2,163        5.588     7.452         83
2010  .       7.443     8.260       1,435        7.452     8.275         59
2011  .       8.260     7.304       1,630        8.275     7.321         51
2012  .       7.304     8.557       1,620        7.321     8.581         40
2013  .       8.557     9.539       1,622        8.581     9.570         41
---------    ------    ------      ------       ------    ------      -----
LVIP MFS Value
2007  .      10.015     9.707         393        9.794     9.710         29
2008  .       9.707     6.449       2,750        9.710     6.454        128
2009  .       6.449     7.654       4,924        6.454     7.664        173
2010  .       7.654     8.380       6,461        7.664     8.396        206
2011  .       8.380     8.214       7,147        8.396     8.233        238
2012  .       8.214     9.376       4,410        8.233     9.402        179
2013  .       9.376    12.508       4,378        9.402    12.549        154
---------    ------    ------      ------       ------    ------      -----
LVIP Mid-Cap Value
2007  .       9.778     8.635         440        9.784     8.638         30
2008  .       8.635     5.024         595        8.638     5.028         41
2009  .       5.024     7.022         662        5.028     7.031         33
2010  .       7.022     8.536       1,287        7.031     8.551         41
2011  .       8.536     7.595       1,591        8.551     7.612         65
2012  .       7.595     9.249       1,343        7.612     9.275         46
2013  .       9.249    12.175       1,210        9.275    12.215         36
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2005  .      10.296    11.069        10         15.517    17.091         60
2006  .      11.069    14.056        34         17.091    21.748        255
2007  .      14.056    15.307        34         21.748    23.730        415
2008  .      15.307     9.471        37         23.730    14.712        383
2009  .       9.471    11.214        32         14.712    17.455        334
2010  .      11.214    11.224        28         17.455    17.506        301
2011  .      11.224    10.501        28         17.506    16.411        304
2012  .      10.501    11.243        25         16.411    17.606        274
2013  .      11.243    13.384        27         17.606    21.000        509
---------    ------    ------        --         ------    ------        ---
LVIP Money Market
2005  .       N/A        N/A        N/A          9.779     9.838         97
2006  .      10.074    10.273        19          9.838    10.079        695
2007  .      10.273    10.533        46         10.079    10.355      1,608
2008  .      10.533    10.529       100         10.355    10.372      5,464
2009  .      10.529    10.319        80         10.372    10.185      3,859
2010  .      10.319    10.109       121         10.185     9.998      2,505
2011  .      10.109     9.902        80          9.998     9.813      2,604
2012  .       9.902     9.698       104          9.813     9.630      2,302
2013  .       9.698     9.499        77          9.630     9.451      2,074
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Bond Index
2008  .      10.141    10.432        23         10.024    10.443      1,117
2009  .      10.432    10.651        78         10.443    10.683      4,953
2010  .      10.651    11.024       138         10.683    11.080      8,752
2011  .      11.024    11.565       187         11.080    11.647      7,240
2012  .      11.565    11.732       160         11.647    11.839      7,303
2013  .      11.732    11.166       166         11.839    11.289      6,774
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A         10.372    10.427          7
2011  .       N/A        N/A        N/A         10.427    10.481         71
2012  .       N/A        N/A        N/A         10.481    11.191        188
2013  .       N/A        N/A        N/A         11.191    11.697        156
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A         10.314    10.381        119
2011  .       N/A        N/A        N/A         10.381    10.444        721
2012  .       N/A        N/A        N/A         10.444    11.077        679
2013  .       N/A        N/A        N/A         11.077    11.608        520
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Developed International 150
2008  .       9.372     6.244         6          9.822     6.250        276
2009  .       6.244     8.824        20          6.250     8.851        952
2010  .       8.824     9.246        30          8.851     9.292      1,581
2011  .       9.246     7.935        42          9.292     7.991      1,570
2012  .       7.935     8.808        42          7.991     8.888      1,510
2013  .       8.808    10.351        34          8.888    10.466      1,210
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Emerging Markets 100
2008  .       9.392     6.036         5          9.820     6.042        237
2009  .       6.036    11.199        13          6.042    11.233        954
2010  .      11.199    13.976        50         11.233    14.051      1,316
2011  .      13.976    11.611        47         14.051    11.697      1,313
2012  .      11.611    12.778        46         11.697    12.899      1,169
2013  .      12.778    12.128        28         12.899    12.266      1,105
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.389    10.854       103         10.000    10.866        157
2006  .      10.854    12.356       107         10.866    12.395        648
2007  .      12.356    13.399       127         12.395    13.468      1,026
2008  .      13.399     7.791        66         13.468     7.847      1,083
2009  .       7.791     9.954        26          7.847    10.045        754
2010  .       9.954    10.573        22         10.045    10.692        731
2011  .      10.573    10.349        37         10.692    10.486      2,392
2012  .      10.349    11.237        36         10.486    11.408      1,863
2013  .      11.237    12.052        34         11.408    12.261      2,017
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Mondrian International Value
2005  .       9.985    11.097         265       15.592    17.226         8
2006  .      11.097    14.156         801       17.226    21.985        23
2007  .      14.156    15.485       1,188       21.985    24.061        41
2008  .      15.485     9.624       1,207       24.061    14.962        44
2009  .       9.624    11.447       1,091       14.962    17.805        37
2010  .      11.447    11.509       1,189       17.805    17.910        37
2011  .      11.509    10.817       1,228       17.910    16.841        33
2012  .      10.817    11.633       1,151       16.841    18.121        27
2013  .      11.633    13.910       2,245       18.121    21.679        52
---------    ------    ------       -----       ------    ------        --
LVIP Money Market
2005  .      10.001    10.074         282        9.826     9.915        57
2006  .      10.074    10.347       1,133        9.915    10.188        56
2007  .      10.347    10.656       3,721       10.188    10.498       298
2008  .      10.656    10.701      10,593       10.498    10.548       503
2009  .      10.701    10.535       7,229       10.548    10.389       367
2010  .      10.535    10.367       6,639       10.389    10.228       218
2011  .      10.367    10.200       7,884       10.228    10.069       277
2012  .      10.200    10.036       5,584       10.069     9.912       238
2013  .      10.036     9.874       4,267        9.912     9.757       188
---------    ------    ------      ------       ------    ------       ---
LVIP SSGA Bond Index
2008  .      10.024    10.457       3,226       10.154    10.459       180
2009  .      10.457    10.724      12,523       10.459    10.732       367
2010  .      10.724    11.150      23,557       10.732    11.164       493
2011  .      11.150    11.750      22,868       11.164    11.771       448
2012  .      11.750    11.973      22,117       11.771    12.001       368
2013  .      11.973    11.446      22,134       12.001    11.478       383
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .      10.350    10.439         102        N/A        N/A        N/A
2011  .      10.439    10.519         592       10.441    10.526        20
2012  .      10.519    11.259         664       10.526    11.273        21
2013  .      11.259    11.798         517       11.273    11.818         4
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .      10.301    10.392         221        N/A        N/A        N/A
2011  .      10.392    10.481       2,615       10.394    10.489        32
2012  .      10.481    11.144       2,966       10.489    11.157        30
2013  .      11.144    11.707       2,723       11.157    11.727        36
---------    ------    ------      ------       ------    ------       ---
LVIP SSGA Developed International 150
2008  .       9.822     6.259         729        8.645     6.260        35
2009  .       6.259     8.885       2,142        6.260     8.892        48
2010  .       8.885     9.351       4,009        8.892     9.363        65
2011  .       9.351     8.061       4,499        9.363     8.076        76
2012  .       8.061     8.989       4,347        8.076     9.010        72
2013  .       8.989    10.612       3,767        9.010    10.641        74
---------    ------    ------      ------       ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .       9.821     6.050         599        9.563     6.052        31
2009  .       6.050    11.276       1,838        6.052    11.285        46
2010  .      11.276    14.136       3,078       11.285    14.154        57
2011  .      14.136    11.797       3,529       14.154    11.818        76
2012  .      11.797    13.041       3,475       11.818    13.071        64
2013  .      13.041    12.433       3,856       13.071    12.468        78
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.000    10.881         129       10.047    10.885         3
2006  .      10.881    12.443         557       10.885    12.453       124
2007  .      12.443    13.555       1,392       12.453    13.572       117
2008  .      13.555     7.917       1,957       13.572     7.932       145
2009  .       7.917    10.160       1,226        7.932    10.184        85
2010  .      10.160    10.842       1,246       10.184    10.872        87
2011  .      10.842    10.660       4,780       10.872    10.695        99
2012  .      10.660    11.626       5,120       10.695    11.670        73
2013  .      11.626    12.526       4,778       11.670    12.580        49
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA International Index
2008  .       9.570     6.380         7          9.936     6.387        345
2009  .       6.380     7.967        22          6.387     7.992      1,235
2010  .       7.967     8.331        56          7.992     8.373      2,193
2011  .       8.331     7.130        72          8.373     7.181      2,316
2012  .       7.130     8.226        47          7.181     8.301      2,189
2013  .       8.226     9.722        64          8.301     9.830      2,247
---------     -----     -----        --          -----     -----      -----
LVIP SSgA Large Cap 100
2008  .       9.366     6.955         9          9.689     6.962        473
2009  .       6.955     9.191        34          6.962     9.219      1,820
2010  .       9.191    10.700        50          9.219    10.754      2,786
2011  .      10.700    10.694        64         10.754    10.770      2,425
2012  .      10.694    11.723        59         10.770    11.830      2,191
2013  .      11.723    15.555        47         11.830    15.727      1,722
---------    ------    ------        --         ------    ------      -----
LVIP SSgA Large Cap RPM
2013  .       N/A        N/A        N/A          9.850    10.864         12
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A         10.526    10.639         13
2011  .      10.630    10.359         1*        10.639    10.389        215
2012  .      10.359    11.303         1*        10.389    11.358        383
2013  .      11.303    12.417         1*        11.358    12.502        360
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderate Structured Allocation
2010  .      10.446    10.533        13         10.372    10.542        124
2011  .      10.533    10.318        35         10.542    10.347      1,339
2012  .      10.318    11.141        32         10.347    11.195      1,483
2013  .      11.141    12.277        89         11.195    12.361      2,939
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         10.612    10.777         92
2011  .      10.768    10.250        30         10.777    10.279        543
2012  .      10.250    11.299        30         10.279    11.354        579
2013  .      11.299    12.671        35         11.354    12.758        558
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         10.648    10.836         58
2011  .       N/A        N/A        N/A         10.836    10.420      1,409
2012  .       N/A        N/A        N/A         10.420    11.360      1,590
2013  .      11.404    12.717         4         11.360    12.805      1,508
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA S&P 500 Index(12)
2005  .       N/A        N/A        N/A         10.079    10.231          6
2006  .       N/A        N/A        N/A         10.231    11.409         24
2007  .      10.986    11.191         3         11.388    11.248        116
2008  .      11.191     6.865        16         11.248     6.915        740
2009  .       6.865     8.456        53          6.915     8.533      2,547
2010  .       8.456     9.476        91          8.533     9.583      4,154
2011  .       9.476     9.428       113          9.583     9.552      3,945
2012  .       9.428    10.650        97          9.552    10.812      3,629
2013  .      10.650    13.732       161         10.812    13.969      3,858
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap Index
2007  .       9.486     9.119         2         10.081     9.130         53
2008  .       9.119     5.881         8          9.130     5.900        326
2009  .       5.881     7.239        14          5.900     7.277        837
2010  .       7.239     8.923        26          7.277     8.988      1,220
2011  .       8.923     8.318        32          8.988     8.395      1,160
2012  .       8.318     9.416        23          8.395     9.523      1,102
2013  .       9.416    12.685        48          9.523    12.854      1,667
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap RPM
2013  .       N/A        N/A        N/A         10.002    11.130          6
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA International Index
2008  .       9.937     6.395         920        9.046     6.397        48
2009  .       6.395     8.022       3,319        6.397     8.028       127
2010  .       8.022     8.426       6,707        8.028     8.436       152
2011  .       8.426     7.244       7,619        8.436     7.257       163
2012  .       7.244     8.395       6,951        7.257     8.414       146
2013  .       8.395     9.967       7,409        8.414     9.994       179
---------     -----     -----       -----        -----     -----       ---
LVIP SSgA Large Cap 100
2008  .       9.690     6.971       1,245        9.975     6.973        62
2009  .       6.971     9.254       4,368        6.973     9.261        93
2010  .       9.254    10.823       7,246        9.261    10.836       122
2011  .      10.823    10.865       7,291       10.836    10.884       117
2012  .      10.865    11.964       6,504       10.884    11.991       103
2013  .      11.964    15.946       5,216       11.991    15.990        89
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Large Cap RPM
2013  .       9.994    10.881          70       10.209    10.884         2
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .      10.358    10.650          42        N/A        N/A        N/A
2011  .      10.650    10.426       1,298       10.652    10.433        34
2012  .      10.426    11.427       1,403       10.433    11.441        34
2013  .      11.427    12.609       1,614       11.441    12.631        36
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.358    10.553         466        N/A        N/A        N/A
2011  .      10.553    10.384       7,756       10.555    10.392        61
2012  .      10.384    11.263       8,351       10.392    11.276        50
2013  .      11.263    12.467      11,123       11.276    12.488       256
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.642    10.788         160        N/A        N/A        N/A
2011  .      10.788    10.316       1,963       10.790    10.323        55
2012  .      10.316    11.423       1,833       10.323    11.437        68
2013  .      11.423    12.867       1,967       11.437    12.890        76
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.544    10.848         303       10.425    10.850         6
2011  .      10.848    10.457       5,015       10.850    10.465       137
2012  .      10.457    11.429       5,123       10.465    11.443       122
2013  .      11.429    12.915       5,307       11.443    12.937        65
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA S&P 500 Index(12)
2005  .      10.085    10.245           2       10.045    10.248         1*
2006  .      10.245    11.454          40       10.248    11.463        30
2007  .      11.442    11.320         206       11.453    11.335        45
2008  .      11.320     6.976       2,115       11.335     6.989       126
2009  .       6.976     8.631       6,698        6.989     8.651       245
2010  .       8.631     9.717      12,148        8.651     9.744       282
2011  .       9.717     9.710      11,998        9.744     9.742       271
2012  .       9.710    11.018      15,150        9.742    11.060       259
2013  .      11.018    14.271      14,365       11.060    14.332       356
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .      10.082     9.144         205       10.006     9.147         9
2008  .       9.144     5.924       1,197        9.147     5.929        49
2009  .       5.924     7.325       2,459        5.929     7.335        72
2010  .       7.325     9.069       3,809        7.335     9.086        75
2011  .       9.069     8.493       4,109        9.086     8.512        92
2012  .       8.493     9.657       4,407        8.512     9.685        92
2013  .       9.657    13.068       5,432        9.685    13.111       153
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .      10.090    11.148          50       10.474    11.151         1*
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .       9.187     7.205         3          9.488     7.212        127
2009  .       7.205    10.674        10          7.212    10.706        505
2010  .      10.674    13.319        18         10.706    13.386        820
2011  .      13.319    12.722        24         13.386    12.812        707
2012  .      12.722    14.145        20         12.812    14.273        593
2013  .      14.145    18.582        14         14.273    18.788        473
---------    ------    ------        --         ------    ------        ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A         10.083     9.905         72
2008  .       8.840     5.620        14          9.905     5.638        156
2009  .       5.620     7.854        19          5.638     7.895        645
2010  .       7.854     8.955        25          7.895     9.020      1,101
2011  .       8.955     8.603         9          9.020     8.683      1,253
2012  .       8.603     9.942        16          8.683    10.054      1,133
2013  .       9.942    13.504        14         10.054    13.683        854
---------    ------    ------       ---         ------    ------      -----
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         12.764    14.708         14
2006  .      14.973    15.616        12         14.708    15.730         83
2007  .      15.616    17.326         6         15.730    17.487         99
2008  .      17.326     9.684         6         17.487     9.793        173
2009  .       9.684    13.842         4          9.793    14.026        172
2010  .      13.842    17.358         4         14.026    17.624        245
2011  .      17.358    16.297         5         17.624    16.581        311
2012  .      16.297    18.514         2         16.581    18.874        216
2013  .      18.514    24.377         1*        18.874    24.901        158
---------    ------    ------       ---         ------    ------      -----
LVIP Templeton Growth RPM
2007  .      10.097     9.765        13         10.118     9.777        610
2008  .       9.765     5.938        36          9.777     5.957      1,610
2009  .       5.938     7.431        29          5.957     7.470      1,134
2010  .       7.431     7.736        34          7.470     7.792      1,183
2011  .       7.736     7.322        34          7.792     7.390      1,283
2012  .       7.322     8.669        31          7.390     8.767      1,115
2013  .       8.669    10.155        41          8.767    10.291      1,031
---------    ------    ------       ---         ------    ------      -----
LVIP UBS Large Cap Growth RPM
2005  .       N/A        N/A        N/A         12.539    12.788          8
2006  .      13.180    13.627        17         12.788    13.727         84
2007  .      13.627    16.028         9         13.727    16.178        173
2008  .      16.028     9.265        14         16.178     9.370        221
2009  .       9.265    12.535        11          9.370    12.703        444
2010  .      12.535    13.635        13         12.703    13.845        506
2011  .      13.635    12.560         9         13.845    12.779        487
2012  .      12.560    14.279         8         12.779    14.558        405
2013  .      14.279    17.504        11         14.558    17.881        345
---------    ------    ------       ---         ------    ------      -----
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          9.722     9.332         32
2012  .       N/A        N/A        N/A          9.332    10.519         56
2013  .       N/A        N/A        N/A         10.519    13.438         89
---------    ------    ------       ---         ------    ------      -----
LVIP Vanguard International Equity ETF
2011  .       8.794     8.316         2          9.995     8.327         28
2012  .       8.316     9.694         2          8.327     9.726         54
2013  .       N/A        N/A        N/A          9.726    10.923         99
---------    ------    ------       ---         ------    ------      -----
LVIP VIP Contrafund RPM
2013  .       N/A        N/A        N/A          9.687    11.034          9
---------    ------    ------       ---         ------    ------      -----
MFS VIT Growth
2008  .       N/A        N/A        N/A         13.600     9.100          8
2009  .       N/A        N/A        N/A          9.100    12.261         24
2010  .       N/A        N/A        N/A         12.261    13.838         34
2011  .       N/A        N/A        N/A         13.838    13.502         41
2012  .       N/A        N/A        N/A         13.502    15.510         37
2013  .      25.315    26.304         1*        15.510    20.772         77
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .       9.489     7.222        379        10.615     7.224        18
2009  .       7.222    10.747      1,181         7.224    10.755        25
2010  .      10.747    13.471      1,883        10.755    13.488        28
2011  .      13.471    12.925      1,941        13.488    12.948        29
2012  .      12.925    14.435      1,738        12.948    14.468        23
2013  .      14.435    19.049      1,400        14.468    19.102        20
---------    ------    ------      -----        ------    ------        --
LVIP T. Rowe Price Growth Stock
2007  .       9.867     9.921        131         9.323     9.924         1*
2008  .       9.921     5.661        396         9.924     5.665        21
2009  .       5.661     7.947      1,633         5.665     7.958        44
2010  .       7.947     9.102      2,263         7.958     9.119        47
2011  .       9.102     8.784      2,904         9.119     8.804        48
2012  .       8.784    10.196      4,692         8.804    10.225        46
2013  .      10.196    13.912      4,152        10.225    13.958        61
---------    ------    ------      -----        ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      13.739    14.805         30        13.751    14.824         1*
2006  .      14.805    15.873         88        14.824    15.902         8
2007  .      15.873    17.690        144        15.902    17.731         9
2008  .      17.690     9.932        275        17.731     9.960        11
2009  .       9.932    14.261        584         9.960    14.308        17
2010  .      14.261    17.963        805        14.308    18.032        24
2011  .      17.963    16.942      1,065        18.032    17.016        34
2012  .      16.942    19.334      1,178        17.016    19.428        31
2013  .      19.334    25.571        713        19.428    25.707        20
---------    ------    ------      -----        ------    ------        --
LVIP Templeton Growth RPM
2007  .      10.170     9.792      1,235         9.930     9.795        85
2008  .       9.792     5.981      2,911         9.795     5.986       207
2009  .       5.981     7.519      2,623         5.986     7.529       168
2010  .       7.519     7.863      3,278         7.529     7.877       163
2011  .       7.863     7.476      3,766         7.877     7.493       174
2012  .       7.476     8.891      3,597         7.493     8.916       150
2013  .       8.891    10.462      3,316         8.916    10.497       108
---------    ------    ------      -----        ------    ------       ---
LVIP UBS Large Cap Growth RPM
2005  .      12.587    12.869         28        12.600    12.889         2
2006  .      12.869    13.849         69        12.889    13.877         1*
2007  .      13.849    16.362        318        13.877    16.404         8
2008  .      16.362     9.501        615        16.404     9.530        29
2009  .       9.501    12.912      1,652         9.530    12.958        74
2010  .      12.912    14.108      1,753        12.958    14.165        73
2011  .      14.108    13.055      1,052        14.165    13.114        44
2012  .      13.055    14.909        862        13.114    14.984        34
2013  .      14.909    18.358        781        14.984    18.460        26
---------    ------    ------      -----        ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.683     9.347        251         8.663     9.350        16
2012  .       9.347    10.562        554         9.350    10.570        28
2013  .      10.562    13.526        770        10.570    13.544        38
---------    ------    ------      -----        ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .      10.075     8.340        252         8.444     8.342        18
2012  .       8.340     9.765        489         8.342     9.773        29
2013  .       9.765    10.995        530         9.773    11.009        34
---------    ------    ------      -----        ------    ------       ---
LVIP VIP Contrafund RPM
2013  .      10.146    11.051        229        10.267    11.055         1*
---------    ------    ------      -----        ------    ------       ---
MFS VIT Growth
2008  .       9.236     6.320         34         5.728     4.091         2
2009  .       6.320     8.537        165         4.091     5.529         2
2010  .       8.537     9.659        256         5.529     6.259         2
2011  .       9.659     9.448        544         6.259     6.125         1*
2012  .       9.448    10.881        367         6.125     7.057         1*
2013  .      10.881    14.609        357         7.057     9.480         4
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
MFS VIT Total Return(13)
2005  .   12.849      12.889          8         12.240    12.321        315
2006  .   12.889      14.088         25         12.321    13.495      1,198
2007  .   14.088      14.338         33         13.495    13.762      1,484
2008  .   14.338      10.906         64         13.762    10.489      1,732
2009  .   10.906      12.572         49         10.489    12.115      1,815
2010  .   12.572      13.497         80         12.115    13.032      1,767
2011  .   13.497      13.426         75         13.032     12.99       1483
2012  .   13.426      14.585         65          12.99    14.139       1304
2013  .   14.585      16.122         61         14.139    15.641       1197
--------- ------      ------         --         ------    ------      -----
MFS VIT Utilities
2005  .   20.948      21.907          5         13.047    14.432         68
2006  .   21.907      28.093         13         14.432    18.544        329
2007  .   28.093      35.091         51         18.544    23.210        753
2008  .   35.091      21.369         63         23.210    14.162        840
2009  .   21.369      27.803         43         14.162    18.463        568
2010  .   27.803      30.904         22         18.463    20.563        565
2011  .   30.904      32.230         18         20.563    21.489        514
2012  .   32.230      35.731         15         21.489    23.870        430
2013  .   35.731      42.061          6         23.870    28.156        349
--------- ------      ------         --         ------    ------      -----
NB AMT Mid Cap Growth(1)
2005  .   15.029      15.811          1*        11.926    13.310         32
2006  .   15.811      17.758         30         13.310    14.979        250
2007  .   17.758      21.306         35         14.979    18.008        310
2008  .   21.306      11.815         30         18.008    10.006        261
2009  .   11.815      15.225         26         10.006    12.919        170
2010  .   15.225      19.247         20         12.919    16.365        134
2011  .   19.247      18.936         17         16.365    16.133        118
2012  .   18.936      20.844         15         16.133    17.794         90
2013  .   20.844      23.759         14         17.794    20.298         77
--------- ------      ------         --         ------    ------      -----
NB AMT Mid Cap Intrinsic Value
2005  .   16.635      18.244          1*        15.654    17.203         48
2006  .   18.244      19.860          4         17.203    18.763        130
2007  .   19.860      20.089          5         18.763    19.018        171
2008  .   20.089      10.658          6         19.018    10.110        156
2009  .   10.658      15.295          6         10.110    14.538        103
2010  .   15.295      18.899          2         14.538    18.000         80
2011  .   18.899      17.304          2         18.000    16.513         58
2012  .   17.304      19.576          1*        16.513    18.719         54
2013  .   19.576      26.272          1*        18.719    25.172         41
--------- ------      ------         --         ------    ------      -----
PIMCO VIT CommodityRealReturn Strategy
2009  .   N/A           N/A         N/A         10.366    12.479         13
2010  .   12.464      15.165          1*        12.479    15.214         33
2011  .   15.165      13.730         15         15.214    13.803         70
2012  .   13.730      14.133         18         13.803    14.237         44
2013  .   14.133      11.803          6         14.237    11.914         48
--------- ------      ------        ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
MFS VIT Total Return(13)
2005  .      10.015    10.124        497        12.731   12.854         30
2006  .      10.124    11.116      2,428        12.854   14.120        119
2007  .      11.116    11.364      3,635        14.120   14.443        175
2008  .      11.364     8.683      3,933        14.443   11.041        196
2009  .       8.683    10.055      3,986        11.041   12.792        249
2010  .      10.055    10.843      4,078        12.792   13.801        221
2011  .      10.843    10.834       3669        13.801   13.797        182
2012  .      10.834    11.822       3180        13.797   15.063        163
2013  .      11.822    13.090       2881        15.063   16.682        141
---------    ------    ------      -----        ------   ------        ---
MFS VIT Utilities
2005  .      10.018    11.056        191         9.523   10.925          5
2006  .      11.056    14.242        819        10.925   14.081         52
2007  .      14.242    17.870      2,241        14.081   17.676        100
2008  .      17.870    10.932      2,244        17.676   10.818        137
2009  .      10.932    14.287      1,755        10.818   14.146         96
2010  .      14.287    15.952      1,744        14.146   15.803         88
2011  .      15.952    16.712      1,772        15.803   16.563         78
2012  .      16.712    18.610      1,676        16.563   18.454         55
2013  .      18.610    22.006      1,338        18.454   21.833         41
---------    ------    ------      -----        ------   ------        ---
NB AMT Mid Cap Growth(1)
2005  .      12.024    13.452        134        12.043   13.481          4
2006  .      13.452    15.177        350        13.481   15.216         23
2007  .      15.177    18.291        532        15.216   18.348         32
2008  .      18.291    10.189        385        18.348   10.225         29
2009  .      10.189    13.189        246        10.225   13.243         21
2010  .      13.189    16.748        199        13.243   16.825         17
2011  .      16.748    16.552        154        16.825   16.636          9
2012  .      16.552    18.302        126        16.636   18.405          9
2013  .      18.302    20.897        116        18.405   21.018          8
---------    ------    ------      -----        ------   ------        ---
NB AMT Mid Cap Intrinsic Value
2005  .      15.777    17.381        108        15.803   17.419         12
2006  .      17.381    19.005        422        17.419   19.056         45
2007  .      19.005    19.311        372        19.056   19.373         44
2008  .      19.311    10.292        295        19.373   10.330         37
2009  .      10.292    14.836        222        10.330   14.899         24
2010  .      14.836    18.415        169        14.899   18.502          9
2011  .      18.415    16.937        124        18.502   17.025          9
2012  .      16.937    19.247         93        17.025   19.356          7
2013  .      19.247    25.946         98        19.356   26.107          5
---------    ------    ------      -----        ------   ------        ---
PIMCO VIT CommodityRealReturn Strategy
2009  .       9.596    12.499        100        11.090   12.503          1*
2010  .      12.499    15.276        155        12.503   15.288          6
2011  .      15.276    13.892        117        15.288   13.910         10
2012  .      13.892    14.365         84        13.910   14.391          8
2013  .      14.365    12.051         85        14.391   12.079          7
---------    ------    ------      -----        ------   ------        ---

*     The numbers of accumulation units less than 500 were rounded up to one.

**    This table reflects the accumulation unit values and the number of accumulation units for the ChoicePlus Signature 2 and ChoicePlus Assurance L Share.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased on or after November 14, 2011 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI. **


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2011  .   N/A           N/A         N/A          9.217     9.160          3
2012  .   N/A           N/A         N/A          9.160    10.172          4
2013  .   17.757      17.956          1*        10.172    12.263          8
--------- ------      ------        ---         ------    ------          -
ABVPSF International Value(1)
2011  .   N/A           N/A         N/A       5.791021      5.97          6
2012  .   N/A           N/A         N/A           5.97     6.685         18
2013  .   N/A           N/A         N/A          6.685     7.349         17
--------- ------      ------        ---       --------    ------         --
ABVPSF Small/Mid Cap Value
2011  .   N/A           N/A         N/A         20.034    20.106          3
2012  .   N/A           N/A         N/A         20.106    23.359         16
2013  .   N/A           N/A         N/A         23.359    31.530         72
--------- ------      ------        ---       --------    ------         --
BlackRock Global Allocation V.I.
2011  .   N/A           N/A         N/A         11.592    11.746        168
2012  .   12.161      12.576         26         11.746    12.668        848
2013  .   12.576      14.083         30         12.668    14.214      1,029
--------- ------      ------        ---       --------    ------      -----
Delaware VIP Diversified Income
2011  .   N/A           N/A         N/A         14.880    14.999         22
2012  .   14.908      15.452          5         14.999    15.720        333
2013  .   15.452      14.909         15         15.720    15.198        618
--------- ------      ------        ---       --------    ------      -----
Delaware VIP Emerging Markets(4)
2011  .   N/A           N/A         N/A         20.454    21.409         15
2012  .   22.855      23.564          3         21.409    23.974         64
2013  .   23.564      25.337          4         23.974    25.829         84
--------- ------      ------        ---       --------    ------      -----
Delaware VIP Limited-Term Diversified Income
2011  .   N/A           N/A         N/A         11.459    11.463          7
2012  .   11.451      11.353          1*        11.463    11.526        191
2013  .   11.353      10.964          4         11.526    11.153        524
--------- ------      ------        ---       --------    ------      -----
Delaware VIP REIT
2011  .   N/A           N/A         N/A         20.899    21.830          1*
2012  .   22.342      23.937          1*        21.830    24.964         25
2013  .   23.937      23.878          2         24.964    24.953         29
--------- ------      ------        ---       --------    ------      -----
Delaware VIP Small Cap Value
2011  .   N/A           N/A         N/A         20.881    22.093          8
2012  .   22.811      23.629          1*        22.093    24.621         47
2013  .   23.629      30.798          1*        24.621    32.155         60
--------- ------      ------        ---       --------    ------      -----
Delaware VIP Smid Cap Growth
2011  .   N/A           N/A         N/A         18.966    19.285          1*
2012  .   22.306      22.549          2         19.285    20.938         48
2013  .   22.549      31.113          2         20.938    28.948         65
--------- ------      ------        ---       --------    ------      -----
Delaware VIP U.S. Growth
2011  .   N/A           N/A         N/A         11.225    11.261          1*
2012  .   N/A           N/A         N/A         11.261    12.806         46
2013  .   N/A           N/A         N/A         12.806    16.884         22
--------- ------      ------        ---       --------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
ABVPSF Global Thematic Growth
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       9.636    10.467         62         N/A        N/A        N/A
2013  .      10.467    12.649        110         4.285     4.814         4
---------    ------    ------       ----         -----     -----       ---
ABVPSF International Value(1)
2011  .    5.871296     6.054         18         N/A        N/A        N/A
2012  .       6.054     6.797        112         6.196     6.820         2
2013  .       6.797     7.478        113         6.820     7.504         2
---------  --------    ------       ----         -----     -----       ---
ABVPSF Small/Mid Cap Value
2011  .      18.848    20.627          6         N/A        N/A        N/A
2012  .      20.627    24.025         96        21.543    24.159         4
2013  .      24.025    32.510        214        24.159    32.707         8
---------  --------    ------       ----        ------    ------       ---
BlackRock Global Allocation V.I.
2011  .      12.112    11.823        596        11.822    11.839         2
2012  .      11.823    12.783      3,878        11.839    12.806       116
2013  .      12.783    14.379      4,784        12.806    14.412       123
---------  --------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2011  .      15.194    15.286        265        15.305    15.345         1*
2012  .      15.286    16.062      2,366        15.345    16.131       115
2013  .      16.062    15.567      4,650        16.131    15.642       162
---------  --------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets(4)
2011  .      22.895    21.819         70        30.946    31.262         1*
2012  .      21.819    24.495        388        31.262    35.112         2
2013  .      24.495    26.456        461        35.112    37.943         3
---------  --------    ------      -----        ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2011  .      11.673    11.656        132         N/A        N/A        N/A
2012  .      11.656    11.749      1,495        11.770    11.791         6
2013  .      11.749    11.397      4,602        11.791    11.444        47
---------  --------    ------      -----        ------    ------       ---
Delaware VIP REIT
2011  .      21.778    22.395         12        23.927    24.062         1*
2012  .      22.395    25.674        155        24.062    27.599         3
2013  .      25.674    25.727        183        27.599    27.669         5
---------  --------    ------      -----        ------    ------       ---
Delaware VIP Small Cap Value
2011  .      22.303    22.669         72        24.300    25.115         1*
2012  .      22.669    25.325        273        25.115    28.072         6
2013  .      25.325    33.158        305        28.072    36.772         6
---------  --------    ------      -----        ------    ------       ---
Delaware VIP Smid Cap Growth
2011  .      19.843    19.786         33         N/A        N/A        N/A
2012  .      19.786    21.536        145        11.380    10.927        17
2013  .      21.536    29.849        229        10.927    15.152        18
---------  --------    ------      -----        ------    ------       ---
Delaware VIP U.S. Growth
2011  .      10.702    11.552        110         N/A        N/A        N/A
2012  .      11.552    13.170        149        12.780    13.242        12
2013  .      13.170    17.407        147        13.242    17.512        11
---------  --------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Value
2011  .       N/A        N/A        N/A         12.724    13.603        58
2012  .      17.396    18.085         3         13.603    15.266        90
2013  .      18.085    23.608         5         15.266    19.969       104
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2011  .       N/A        N/A        N/A         11.877    11.978        16
2012  .      12.291    12.752         1*        11.978    12.847        40
2013  .      12.752    12.575         1*        12.847    12.693        49
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund
2011  .      16.201    16.313         1*        15.006    16.148        23
2012  .      16.313    18.543         9         16.148    18.393       156
2013  .      18.543    23.767         8         18.393    23.621       221
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2011  .       N/A        N/A        N/A         11.148    10.966         5
2012  .      15.462    15.411         1*        10.966    12.303        48
2013  .      15.411    20.513         1*        12.303    16.409        40
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2011  .      12.616    12.712         1*        12.721    12.880         9
2012  .      12.712    14.253         3         12.880    14.470       106
2013  .      14.253    18.954         4         14.470    19.281       138
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2011  .      11.409    11.471         1*        11.179    11.600        25
2012  .      11.471    12.647         3         11.600    12.816       182
2013  .      12.647    14.104         4         12.816    14.320       213
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2011  .       9.029     9.098         1*         9.036     9.207        15
2012  .       9.098    10.173         5          9.207    10.316        96
2013  .      10.173    12.770         4         10.316    12.976       129
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2011  .      10.822    10.949         1*        10.639    10.983         8
2012  .      10.949    13.086         1*        10.983    13.152        74
2013  .      13.086    16.482         2         13.152    16.599       165
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2011  .       N/A        N/A        N/A          9.946    10.049         5
2012  .      10.826    11.547         1*        10.049    11.605        41
2013  .      11.547    14.442         1*        11.605    14.543        67
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2011  .      11.630    11.610         2         11.258    11.645        25
2012  .      11.610    13.346         6         11.645    13.413       344
2013  .      13.346    16.935         6         13.413    17.055       529
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2011  .      11.511    11.606         2         11.212    11.641        19
2012  .      11.606    13.295         6         11.641    13.362       267
2013  .      13.295    17.310        10         13.362    17.431       314
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2011  .      10.122    10.248         2         10.073    10.279        34
2012  .      10.248    11.781         5         10.279    11.840       142
2013  .      11.781    13.970         5         11.840    14.068       152
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities
2011  .       N/A        N/A        N/A         10.303    11.003         5
2012  .      11.421    12.592         4         11.003    12.759        41
2013  .      12.592    17.261         4         12.759    17.526       150
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Emerging Markets RPM
2012  .       N/A        N/A        N/A         10.288    10.960        38
2013  .      10.624     9.848        10         10.960     9.874       291
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
Delaware VIP Value
2011  .      13.672    13.958          4        13.715    13.791         1*
2012  .      13.958    15.704        350        13.791    15.524        15
2013  .      15.704    20.592        417        15.524    20.366        15
---------    ------    ------        ---        ------    ------        --
DWS Alternative Asset Allocation
2011  .      12.080    12.056         26        12.036    12.071         1*
2012  .      12.056    12.963        147        12.071    12.985        57
2013  .      12.963    12.840        199        12.985    12.869        56
---------    ------    ------        ---        ------    ------        --
Fidelity VIP Contrafund
2011  .      16.799    16.571        124        16.277    16.655         1*
2012  .      16.571    18.922        984        16.655    19.027        63
2013  .      18.922    24.361      1,291        19.027    24.509        76
---------    ------    ------      -----        ------    ------        --
Fidelity VIP Growth
2011  .      10.609    11.251         86         N/A        N/A        N/A
2012  .      11.251    12.654        561         7.678     7.299         1*
2013  .      12.654    16.920        627         7.299     9.764         5
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Mid Cap
2011  .      13.554    13.093        102        12.980    13.136         1*
2012  .      13.093    14.747        811        13.136    14.803         8
2013  .      14.747    19.699        961        14.803    19.784        17
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2011  .      11.633    11.764        120         N/A        N/A        N/A
2012  .      11.764    13.029        848        12.020    13.072        83
2013  .      13.029    14.595      1,268        13.072    14.651        87
---------    ------    ------      -----        ------    ------       ---
FTVIPT Mutual Shares Securities
2011  .       9.206     9.337        107         9.115     9.363         1*
2012  .       9.337    10.488        506         9.363    10.522        13
2013  .      10.488    13.225        699        10.522    13.275        21
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Growth
2011  .      11.264    11.024         45         N/A        N/A        N/A
2012  .      11.024    13.234        285        11.708    13.251        12
2013  .      13.234    16.744        382        13.251    16.773        13
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Small Capitalization
2011  .      10.457    10.087         38         N/A        N/A        N/A
2012  .      10.087    11.678        318        10.727    11.692         2
2013  .      11.678    14.671        416        11.692    14.697         6
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth
2011  .      11.858    11.689        198        11.481    11.698         1*
2012  .      11.689    13.497      1,016        11.698    13.514        14
2013  .      13.497    17.205      1,292        13.514    17.235        25
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth-Income
2011  .      11.817    11.685        105         N/A        N/A        N/A
2012  .      11.685    13.446        831        12.251    13.463        27
2013  .      13.446    17.585      1,078        13.463    17.615        30
---------    ------    ------      -----        ------    ------       ---
LVIP American International
2011  .      10.328    10.318        152        10.133    10.326         1*
2012  .      10.318    11.915        850        10.326    11.930        12
2013  .      11.915    14.192        925        11.930    14.216        13
---------    ------    ------      -----        ------    ------       ---
LVIP Baron Growth Opportunities
2011  .      11.153    11.158         26         N/A        N/A        N/A
2012  .      11.158    12.972        282        11.451    13.015         3
2013  .      12.972    17.863        460        13.015    17.931         8
---------    ------    ------      -----        ------    ------       ---
LVIP BlackRock Emerging Markets RPM
2012  .      10.378    10.969        159        10.755    10.971         7
2013  .      10.969     9.907      2,275        10.971     9.914        33
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Equity Dividend RPM
2011  .       N/A        N/A        N/A          9.241     9.295          5
2012  .       9.585    10.476         3          9.295    10.636         71
2013  .      10.476    12.091        17         10.636    12.300        589
---------    ------    ------       ---         ------    ------        ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       9.763    10.371         3          9.768    10.385        791
---------    ------    ------       ---         ------    ------        ---
LVIP BlackRock Inflation Protected Bond
2011  .      11.041    11.020         2         11.031    11.056         28
2012  .      11.020    11.459        17         11.056    11.520        465
2013  .      11.459    10.255        40         11.520    10.329        788
---------    ------    ------       ---         ------    ------        ---
LVIP Capital Growth
2011  .       N/A        N/A        N/A          8.664     8.340          1*
2012  .       9.434     9.605         1*         8.340     9.714         17
2013  .       9.605    12.754         2          9.714    12.924         11
---------    ------    ------       ---         ------    ------        ---
LVIP Clarion Global Real Estate
2011  .       N/A        N/A        N/A          6.172     6.465          7
2012  .       6.803     7.799         2          6.465     7.887         57
2013  .       7.799     7.865         4          7.887     7.970         49
---------    ------    ------       ---         ------    ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2011  .       N/A        N/A        N/A          9.151     8.851          5
2012  .       9.427     9.025         2          8.851     9.220         65
2013  .       9.025    10.999         5          9.220    11.259        385
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Bond
2011  .      13.168    13.200         1*        13.348    13.430         56
2012  .      13.200    13.725        10         13.430    13.992        623
2013  .      13.725    13.078        19         13.992    13.359        887
---------    ------    ------       ---         ------    ------        ---
LVIP Delaware Diversified Floating Rate
2011  .       9.746     9.745         2          9.767     9.777         19
2012  .       9.745     9.916        13          9.777     9.968        202
2013  .       9.916     9.754        34          9.968     9.825      1,205
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Social Awareness
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A         14.366    16.097         12
2013  .       N/A        N/A        N/A         16.097    21.345         30
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Special Opportunities
2011  .       N/A        N/A        N/A          8.681     8.518          2
2012  .       8.975     9.460         5          8.518     9.567         23
2013  .       9.460    12.344         5          9.567    12.509         39
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A        N/A        N/A          8.520     8.282          1*
2012  .       N/A        N/A        N/A          8.282     9.622         26
2013  .       9.756    10.780         4          9.622    10.836        102
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional U.S. Equity RPM
2011  .       N/A        N/A        N/A          9.171     9.335          1*
2012  .      10.210    10.687         1*         9.335    10.722         27
2013  .      10.687    13.478         5         10.722    13.549        148
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.273    10.321         11
2012  .      10.306    10.440         5         10.321    10.474        275
2013  .      10.440     9.911        24         10.474     9.963        471
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP BlackRock Equity Dividend RPM
2011  .       8.791     9.449          2         N/A        N/A        N/A
2012  .       9.449    10.840        502        10.801    10.881        12
2013  .      10.840    12.567      4,871        10.881    12.621        60
---------    ------    ------      -----        ------    ------       ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .      10.110    10.401      8,067         9.850    10.404       156
---------    ------    ------      -----        ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2011  .      11.162    11.101        157        11.128    11.110         1*
2012  .      11.101    11.596      2,503        11.110    11.611        52
2013  .      11.596    10.423      4,730        11.611    10.442       103
---------    ------    ------      -----        ------    ------       ---
LVIP Capital Growth
2011  .       8.926     8.437         12         N/A        N/A        N/A
2012  .       8.437     9.852         60         N/A        N/A        N/A
2013  .       9.852    13.140         89         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Clarion Global Real Estate
2011  .       6.370     6.540         35         N/A        N/A        N/A
2012  .       6.540     7.999        383         6.662     8.021         4
2013  .       7.999     8.103        530         8.021     8.130        20
---------    ------    ------      -----        ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2011  .       8.406     8.864         10         8.845     8.885         1*
2012  .       8.864     9.256        368         8.885     9.282         9
2013  .       9.256    11.332      3,302         9.282    11.369        38
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Bond
2011  .      13.625    13.722        313        13.709    13.781         3
2012  .      13.722    14.332      3,025        13.781    14.401       142
2013  .      14.332    13.718      5,145        14.401    13.791       165
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Diversified Floating Rate
2011  .       9.845     9.817        108         N/A        N/A        N/A
2012  .       9.817    10.034      1,261         9.876    10.047        22
2013  .      10.034     9.914      9,388        10.047     9.932       157
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Growth and Income
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Social Awareness
2011  .      14.430    14.599          5         N/A        N/A        N/A
2012  .      14.599    16.488         60         N/A        N/A        N/A
2013  .      16.488    21.919         73         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Special Opportunities
2011  .       8.282     8.616         59         N/A        N/A        N/A
2012  .       8.616     9.702        110         9.263     9.730         9
2013  .       9.702    12.717        197         9.730    12.759         9
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       8.089     8.295         14         N/A        N/A        N/A
2012  .       8.295     9.662        323         8.864     9.670         5
2013  .       9.662    10.908      1,513         9.670    10.922        73
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional U.S. Equity RPM
2011  .       8.835     9.351         29         N/A        N/A        N/A
2012  .       9.351    10.767        435        10.213    10.774         1*
2013  .      10.767    13.639      2,057        10.774    13.656        91
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.316    10.337        127         N/A        N/A        N/A
2012  .      10.337    10.517      1,485        10.340    10.525        21
2013  .      10.517    10.029      4,038        10.525    10.042        61
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Global Income
2011  .      11.215    11.243         1*        11.359    11.302          72
2012  .      11.243    11.821         4         11.302    11.907         299
2013  .      11.821    11.215         7         11.907    11.319         388
---------    ------    ------         -         ------    ------         ---
LVIP JPMorgan High Yield
2011  .       N/A        N/A        N/A         10.723    10.841          10
2012  .      11.086    12.124         4         10.841    12.188         104
2013  .      12.124    12.614         4         12.188    12.706         122
---------    ------    ------       ---         ------    ------         ---
LVIP JPMorgan Mid Cap Value RPM
2011  .       N/A        N/A        N/A          8.465     8.628           5
2012  .       8.987     9.493         3          8.628     9.601          66
2013  .       9.493    11.509        21          9.601    11.663         374
---------    ------    ------       ---         ------    ------         ---
LVIP Managed Risk Profile Conservative
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      12.751    13.043        14         12.365    13.242       1,170
2013  .      13.043    13.975        18         13.242    14.216       1,646
---------    ------    ------       ---         ------    ------       -----
LVIP Managed Risk Profile Growth
2011  .      11.194    11.157         1*        11.205    11.305          25
2012  .      11.157    11.889        85         11.305    12.070       4,575
2013  .      11.889    13.180       258         12.070    13.407      13,168
---------    ------    ------       ---         ------    ------      ------
LVIP Managed Risk Profile Moderate
2011  .      11.800    11.778         1*        11.870    11.933          22
2012  .      11.778    12.601        27         11.933    12.794       3,867
2013  .      12.601    13.762        32         12.794    14.000       7,467
---------    ------    ------       ---         ------    ------      ------
LVIP MFS International Growth RPM
2013  .       N/A        N/A        N/A         10.111    10.027          83
---------    ------    ------       ---         ------    ------      ------
LVIP MFS International Growth
2011  .       N/A        N/A        N/A          7.162     7.203           1*
2012  .       7.655     8.320         1*         7.203     8.414          38
2013  .       8.320     9.228         2          8.414     9.351          67
---------    ------    ------       ---         ------    ------      ------
LVIP MFS Value
2011  .       N/A        N/A        N/A          7.710     8.101          15
2012  .       N/A        N/A        N/A          8.101     9.219         103
2013  .       N/A        N/A        N/A          9.219    12.262         325
---------    ------    ------       ---         ------    ------      ------
LVIP Mid-Cap Value
2011  .       N/A        N/A        N/A          7.487     7.490           9
2012  .       8.007     8.993         5          7.490     9.095          59
2013  .       8.993    11.778         5          9.095    11.935          92
---------    ------    ------       ---         ------    ------      ------
LVIP Mondrian International Value
2011  .       N/A        N/A        N/A         16.532    16.340           1*
2012  .      16.455    17.188         1*        16.340    17.521           6
2013  .      17.188    20.451         1*        17.521    20.888          21
---------    ------    ------       ---         ------    ------      ------
LVIP Money Market
2011  .       N/A        N/A        N/A          9.782     9.770           2
2012  .       N/A        N/A        N/A          9.770     9.583          65
2013  .       N/A        N/A        N/A          9.583     9.401         269
---------    ------    ------       ---         ------    ------      ------
LVIP SSgA Bond Index
2011  .       N/A        N/A        N/A         11.567    11.627           4
2012  .      11.548    11.706         5         11.627    11.812          93
2013  .      11.706    11.135        35         11.812    11.258         118
---------    ------    ------       ---         ------    ------      ------
LVIP SSgA Conservative Index Allocation
2011  .       N/A        N/A        N/A         10.434    10.474           5
2012  .      10.924    11.124         3         10.474    11.178          51
2013  .      11.124    11.598         3         11.178    11.678          77
---------    ------    ------       ---         ------    ------      ------
LVIP SSgA Conservative Structured Allocation
2011  .       N/A        N/A        N/A         10.434    10.437          27
2012  .       N/A        N/A        N/A         10.437    11.063         123
2013  .       N/A        N/A        N/A         11.063    11.588         161
---------    ------    ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP Global Income
2011  .      11.521    11.376         189       11.356    11.388         1*
2012  .      11.376    12.015       1,458       11.388    12.033       129
2013  .      12.015    11.450       2,079       12.033    11.474       183
---------    ------    ------       -----       ------    ------       ---
LVIP JPMorgan High Yield
2011  .      10.719    10.885          24        N/A        N/A        N/A
2012  .      10.885    12.268         459       11.181    12.284        84
2013  .      12.268    12.821         592       12.284    12.844        88
---------    ------    ------       -----       ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2011  .       7.817     8.728           8        N/A        N/A        N/A
2012  .       8.728     9.736         294        9.713     9.754        10
2013  .       9.736    11.857       3,322        9.754    11.884        46
---------    ------    ------       -----       ------    ------       ---
LVIP Managed Risk Profile Conservative
2011  .      12.254    12.535          86        N/A        N/A        N/A
2012  .      12.535    13.495       5,353       12.764    13.546       236
2013  .      13.495    14.524       9,930       13.546    14.586       269
---------    ------    ------       -----       ------    ------       ---
LVIP Managed Risk Profile Growth
2011  .      11.325    11.492         163        N/A        N/A        N/A
2012  .      11.492    12.301      28,300       11.756    12.348       216
2013  .      12.301    13.697      72,049       12.348    13.757       595
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk Profile Moderate
2011  .      11.771    12.131         211       12.108    12.171         1*
2012  .      12.131    13.038      20,415       12.171    13.088       135
2013  .      13.038    14.302      44,744       13.088    14.364       677
---------    ------    ------      ------       ------    ------       ---
LVIP MFS International Growth RPM
2013  .      10.126    10.043         782        9.651    10.046         9
---------    ------    ------      ------       ------    ------       ---
LVIP MFS International Growth
2011  .       7.260     7.287          31        N/A        N/A        N/A
2012  .       7.287     8.533         218        7.904     8.557         1*
2013  .       8.533     9.507         362        8.557     9.539        11
---------    ------    ------      ------       ------    ------       ---
LVIP MFS Value
2011  .       8.075     8.195         135        N/A        N/A        N/A
2012  .       8.195     9.350         547        8.444     9.376        15
2013  .       9.350    12.467         811        9.376    12.508        15
---------    ------    ------      ------       ------    ------       ---
LVIP Mid-Cap Value
2011  .       7.553     7.577          16        N/A        N/A        N/A
2012  .       7.577     9.223         236        N/A        N/A        N/A
2013  .       9.223    12.134         326        9.804    12.175         2
---------    ------    ------      ------       ------    ------       ---
LVIP Mondrian International Value
2011  .      16.516    16.696           4        N/A        N/A        N/A
2012  .      16.696    17.948          76        N/A        N/A        N/A
2013  .      17.948    21.450         181       19.951    21.565         1*
---------    ------    ------      ------       ------    ------       ---
LVIP Money Market
2011  .      10.000     9.982          55        N/A        N/A        N/A
2012  .       9.982     9.817         586        9.942     9.864       152
2013  .       9.817     9.654         765        9.864     9.705       167
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Bond Index
2011  .      11.669    11.729          37        N/A        N/A        N/A
2012  .      11.729    11.946         931       11.784    11.973        13
2013  .      11.946    11.415       1,441       11.973    11.446        37
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Index Allocation
2011  .      10.466    10.511          50       10.463    10.519         1*
2012  .      10.511    11.245         321       10.519    11.259         2
2013  .      11.245    11.778         316       11.259    11.798         3
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2011  .      10.372    10.474         164        N/A        N/A        N/A
2012  .      10.474    11.130       1,182       10.801    11.144         8
2013  .      11.130    11.687       1,119       11.144    11.707        12
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Developed International 150
2011  .       N/A        N/A        N/A          7.949     7.977          1*
2012  .       N/A        N/A        N/A          7.977     8.868          7
2013  .       N/A        N/A        N/A          8.868    10.438         11
---------     --         ---        ---          -----    ------         --
LVIP SSgA Emerging Markets 100
2011  .       N/A        N/A        N/A         12.008    11.672          6
2012  .      11.852    12.749         3         11.672    12.865         28
2013  .      12.749    12.094         3         12.865    12.228         57
---------    ------    ------       ---         ------    ------         --
LVIP SSgA Global Tactical Allocation RPM
2011  .       N/A        N/A        N/A         10.499    10.452         15
2012  .      10.494    11.194         8         10.452    11.365        579
2013  .      11.194    12.001        23         11.365    12.208      1,699
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA International Index
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Large Cap 100
2011  .       N/A        N/A        N/A         10.282    10.751          3
2012  .      11.245    11.697         5         10.751    11.803         40
2013  .      11.697    15.512         5         11.803    15.684         91
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Large Cap RPM
2013  .       N/A        N/A        N/A          9.941    10.860         72
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderate Index Allocation
2011  .      10.357    10.352         1*        10.339    10.381         16
2012  .      10.352    11.290        32         10.381    11.344        166
2013  .      11.290    12.396        33         11.344    12.481        284
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderate Structured Allocation
2011  .       N/A        N/A        N/A         10.285    10.340         56
2012  .      10.950    11.127         6         10.340    11.181        562
2013  .      11.127    12.256        11         11.181    12.340        463
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Index Allocation
2011  .      10.257    10.243         1*         9.981    10.272         15
2012  .      10.243    11.286         2         10.272    11.340        257
2013  .      11.286    12.650         2         11.340    12.736        337
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Structured Allocation
2011  .       N/A        N/A        N/A          9.887    10.413        244
2012  .      10.582    11.292         4         10.413    11.347        858
2013  .      11.292    12.696         4         11.347    12.783        956
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA S&P 500 Index
2011  .       N/A        N/A        N/A          9.582     9.521          1*
2012  .       N/A        N/A        N/A          9.521    10.771         31
2013  .       N/A        N/A        N/A         10.771    13.909        250
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap Index
2011  .       N/A        N/A        N/A          8.286     8.376          1*
2012  .       8.769     9.390         1*         8.376     9.496         29
2013  .       9.390    12.643         2          9.496    12.811         74
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap RPM
2013  .       N/A        N/A        N/A         10.181    11.127         52
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Mid Cap 200
2011  .       N/A        N/A        N/A         12.977    12.789          2
2012  .       N/A        N/A        N/A         12.789    14.241         10
2013  .      16.325    18.531         1*        14.241    18.737         25
---------    ------    ------       ---         ------    ------      -----
LVIP T. Rowe Price Growth Stock
2011  .       N/A        N/A        N/A          8.813     8.663         11
2012  .       9.761     9.914         7          8.663    10.026         89
2013  .       9.914    13.459        10         10.026    13.638        139
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP SSgA Developed International 150
2011  .       8.200     8.047           5        7.890     8.061         1*
2012  .       8.047     8.969          37        8.061     8.989         1*
2013  .       8.969    10.583          78        8.989    10.612         1*
---------     -----    ------          --        -----    ------         -
LVIP SSgA Emerging Markets 100
2011  .      11.796    11.776          11        N/A        N/A        N/A
2012  .      11.776    13.012         208       12.803    13.041         3
2013  .      13.012    12.399         469       13.041    12.433         9
---------    ------    ------         ---       ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM
2011  .      10.715    10.625         170        N/A        N/A        N/A
2012  .      10.625    11.582       2,966       11.199    11.626       121
2013  .      11.582    12.473      12,797       11.626    12.526       276
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA International Index
2011  .       7.385     7.232           5        N/A        N/A        N/A
2012  .       7.232     8.376         122        N/A        N/A        N/A
2013  .       8.376     9.939         148        N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Large Cap 100
2011  .      10.547    10.846           5        N/A        N/A        N/A
2012  .      10.846    11.937          92       11.723    11.964         6
2013  .      11.937    15.902         154       11.964    15.946         5
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Large Cap RPM
2013  .      10.086    10.877         619       10.050    10.881         3
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderate Index Allocation
2011  .      10.488    10.418         153        N/A        N/A        N/A
2012  .      10.418    11.413       1,167       10.593    11.427        15
2013  .      11.413    12.588       1,592       11.427    12.609        15
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2011  .       9.946    10.377         407       10.367    10.384         3
2012  .      10.377    11.249       3,569       10.384    11.263        30
2013  .      11.249    12.446       3,647       11.263    12.467        23
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2011  .       9.991    10.308          83        N/A        N/A        N/A
2012  .      10.308    11.409         837       10.515    11.423         6
2013  .      11.409    12.846       1,307       11.423    12.867         9
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2011  .      10.512    10.450         366        N/A        N/A        N/A
2012  .      10.450    11.416       2,486       10.822    11.429         8
2013  .      11.416    12.893       2,932       11.429    12.915        10
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA S&P 500 Index
2011  .       9.198     9.679          12        N/A        N/A        N/A
2012  .       9.679    10.977       1,112       10.519    11.018         1*
2013  .      10.977    14.211       1,237       11.018    14.271         2
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap Index
2011  .       8.541     8.473          28        N/A        N/A        N/A
2012  .       8.473     9.630         303        8.868     9.657         1*
2013  .       9.630    13.025         505        9.657    13.068         1*
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .      10.183    11.144         580       10.131    11.148        23
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2011  .      12.727    12.902           3        N/A        N/A        N/A
2012  .      12.902    14.403          63        N/A        N/A        N/A
2013  .      14.403    18.997          97       18.278    19.049         1*
---------    ------    ------      ------       ------    ------       ---
LVIP T. Rowe Price Growth Stock
2011  .       8.938     8.763          31        N/A        N/A        N/A
2012  .       8.763    10.168         750        9.048    10.196         5
2013  .      10.168    13.865         966       10.196    13.912         9
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2011  .       N/A        N/A        N/A         16.853    16.510         3
2012  .      17.593    18.426         1*        16.510    18.784        30
2013  .      18.426    24.248         1*        18.784    24.769        34
---------    ------    ------       ---         ------    ------        --
LVIP Templeton Growth RPM
2011  .       7.212     7.305         3          6.901     7.373        11
2012  .       7.305     8.645         4          7.373     8.742       152
2013  .       8.645    10.122        17          8.742    10.257       775
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2011  .       N/A        N/A        N/A         12.956    12.724         2
2012  .      14.124    14.211         1*        12.724    14.488        40
2013  .      14.211    17.412         6         14.488    17.786       169
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          9.170     9.329         5
2012  .      10.024    10.476         3          9.329    10.510        92
2013  .      10.476    13.350         4         10.510    13.420       110
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          8.324     8.324         1*
2012  .       9.418     9.686         2          8.324     9.718        46
2013  .       9.686    10.851         2          9.718    10.908       100
---------    ------    ------       ---         ------    ------       ---
LVIP VIP Contrafund RPM
2013  .      10.189    11.017         2         10.173    11.030       177
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth
2011  .       N/A        N/A        N/A         13.492    13.434         1*
2012  .       N/A        N/A        N/A         13.434    15.424        10
2013  .       N/A        N/A        N/A         15.424    20.647        11
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities
2011  .       N/A        N/A        N/A         20.529    21.374         3
2012  .      32.211    35.550         1*        21.374    23.731        25
2013  .      35.550    41.828         2         23.731    27.977        49
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .      14.481    14.108         1*        13.292    14.210         4
2013  .      14.108    11.776         1*        14.210    11.885         7
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2011  .      16.833    16.869         15         N/A        N/A        N/A
2012  .      16.869    19.241        278        18.683    19.334         1*
2013  .      19.241    25.435        215        19.334    25.571         1*
---------    ------    ------        ---        ------    ------       ---
LVIP Templeton Growth RPM
2011  .       7.418     7.458         61         7.380     7.476         1*
2012  .       7.458     8.866        689         7.476     8.891        20
2013  .       8.866    10.428      4,808         8.891    10.462        77
---------    ------    ------      -----        ------    ------       ---
LVIP UBS Large Cap Growth RPM
2011  .      12.882    13.001         15         N/A        N/A        N/A
2012  .      13.001    14.840        255        13.822    14.909         9
2013  .      14.840    18.264      1,506        14.909    18.358        14
---------    ------    ------      -----        ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.340     9.344         29         N/A        N/A        N/A
2012  .       9.344    10.553        631         9.767    10.562         6
2013  .      10.553    13.509        915        10.562    13.526        16
---------    ------    ------      -----        ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       8.323     8.337         32         N/A        N/A        N/A
2012  .       8.337     9.757        413         8.797     9.765        20
2013  .       9.757    10.980        575         9.765    10.995        22
---------    ------    ------      -----        ------    ------       ---
LVIP VIP Contrafund RPM
2013  .      10.188    11.048      2,373        10.197    11.051        27
---------    ------    ------      -----        ------    ------       ---
MFS VIT Growth
2011  .      13.707    13.782          6         N/A        N/A        N/A
2012  .      13.782    15.864         41         6.650     7.013         2
2013  .      15.864    21.288        102         7.013     9.416         6
---------    ------    ------      -----        ------    ------       ---
MFS VIT Utilities
2011  .      21.789    21.929          9         N/A        N/A        N/A
2012  .      21.929    24.408        111        16.517    18.339         4
2013  .      24.408    28.848        171        18.339    21.685         9
---------    ------    ------      -----        ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2011  .      13.855    13.874          1*        N/A        N/A        N/A
2012  .      13.874    14.339         16        13.276    14.365         1*
2013  .      14.339    12.023         48        14.365    12.051         2
---------    ------    ------      -----        ------    ------       ---

*     The numbers of accumulation units less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance L Share and the
     ChoicePlus Series L-Share.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

Appendix D-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%



Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.


 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (L Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (L Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5
Determination of Accumulation and Annuity Unit
Value                                           B-5


Item                                            Page
Capital Markets                                 B-5
Advertising & Ratings                           B-6
About the S&P 500 Index                         B-6
Unclaimed Property                              B-6
Additional Services                             B-7
Other Information                               B-7
Financial Statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $358,027,469, $437,205,763 and $619,961,766 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.